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                                                                   EXHIBIT 10.16

                                 2010 MAIN PLAZA
                               IRVINE, CALIFORNIA

                           STANDARD FORM OFFICE LEASE

                                     BETWEEN

  EOP-2010 IRVINE, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY, AS BENEFICIARY OF LAND TRUST DATED JUNE 5,1997 AND KNOWN AS SHELI Z. ROSENBERG TRUST NO. 2010
                                  ("LANDLORD"),

                                       AND

                     PHOBO.COM, INC., A DELAWARE CORPORATION
                                   ("TENANT")

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                                TABLE OF CONTENTS

I. BASIC LEASE INFORMATION; DEFINITIONS...........................   1
II. LEASE GRANT...................................................   4
III. POSSESSION...................................................   4
IV. RENT..........................................................   4
V. USE............................................................  10
VI. SECURITY DEPOSIT..............................................  10
VII. SERVICES TO BE FURNISHED BY LANDLORD.........................  11
VIII. LEASEHOLD IMPROVEMENTS......................................  12
IX. GRAPHICS......................................................  12
X. REPAIRS AND ALTERATIONS........................................  12
XI. USE OF ELECTRICAL SERVICES BY TENANT..........................  13
XII. ENTRY BY LANDLORD............................................  14
XIII. ASSIGNMENT AND SUBLETTING...................................  14
XIV. LIENS........................................................  16
XV. INDEMNITY AND WAIVER OF CLAIMS................................  16
XVI. TENANT'S INSURANCE...........................................  17
XVII. SUBROGATION.................................................  18
XVIII. LANDLORD'S INSURANCE.......................................  19
XIX. CASUALTY DAMAGE..............................................  19
XX. DEMOLITION....................................................  19
XXI. CONDEMNATION.................................................  20
XXII. EVENTS OF DEFAULT...........................................  20
XXIII REMEDIES....................................................  21
XXIV. LIMITATION OF LIABILITY.....................................  22
XXV. NO WAIVER....................................................  23
XXVI. EVENT OF BANKRUPTCY.........................................  23
XXVII. WAIVER OF JURY TRIAL.......................................  24
XXVIII. RELOCATION................................................  24
XXIX. HOLDING OVER................................................  24
XXX. SUBORDINATION TO MORTGAGES; ESTOPPEL CERTIFICATE.............  25
XXXI. ATTORNEYS' FEES.............................................  25
XXXII. NOTICE.....................................................  25
XXXIII. LANDLORD'S LIEN...........................................  26
XXXIV. EXCEPTED RIGHTS............................................  26
XXXV. SURRENDER OF PREMISES.......................................  27
XXXVI. MISCELLANEOUS..............................................  27
XXXVII. ENTIRE AGREEMENT..........................................  29

                                        I
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                             OFFICE LEASE AGREEMENT

      THIS OFFICE LEASE AGREEMENT (the "Lease") is made and entered into as of the 5th day of March, 1999, by and between EOP-2010 IRVINE, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY, AS BENEFICIARY OF LAND TRUST DATED JUNE 5, 1997 AND KNOWN AS SHELI Z. ROSENBERG TRUST NO. 2010 ("Landlord") and PHOBO.COM, INC., A DELAWARE CORPORATION ("Tenant").

I.    BASIC LEASE INFORMATION; DEFINITIONS.

      A. The following are some of the basic lease information and defined terms used in this Lease.

            1. "Additional Base Rental" shall mean Tenant's Pro Rata Share of Basic Costs and any other sums (exclusive of Base Rental) that are required to be paid by Tenant to Landlord hereunder, which sums are deemed to be additional rent under this Lease. Additional Base Rental and Base Rental are sometimes collectively referred to herein as "Rent."

            2. "Base Rental" shall mean the sum of Eighty Thousand Two Hundred Sixty Seven and 40/100 Dollars ($80,267.40), payable by Tenant to Landlord in twelve (12) monthly installments as follows:

                  a. Twelve (12) equal installments of Six Thousand Six Hundred Eighty Eight and 95/100 Dollars ($6,688.95) each payable on or before the first day of each month during the period beginning April 1, 1999 and ending March 31, 2000, provided that the installment of Base Rental for the first full calendar month of the Lease Term shall be payable upon the execution of this Lease by Tenant.

            3. "Building" shall mean the office building located at 2010 Main Street, City of Irvine, County of Orange, State of California, commonly known as 2010 Main Plaza.

            4. The "Commencement Date," "Lease Term" and "Termination Date" shall have the meanings set forth in subsection I.A.4.a. below:

                  a. The "Lease Term" shall mean a period of twelve (12) months, commencing on April 1, 1999 (the "Commencement Date") and, unless sooner terminated as provided herein, ending on March 31, 2000 (the "Termination Date").

                  b.    INTENTIONALLY OMITTED.

            5. "Premises" shall mean the area located on the fifth (5th) floor of the Building, as outlined on EXHIBIT A attached hereto and incorporated herein and known as Suite #570. Landlord and Tenant hereby stipulate and agree that the "Rentable Area of the Premises" shall mean 2,347 square feet and the "Rentable Area of the Building" shall mean 280,882 square feet. If the Premises being leased to Tenant hereunder include one or more floors within the Building in their entirety, the definition of Premises with respect to such full floor(s) shall include all corridors and restroom facilities located on such floor(s). Notwithstanding the foregoing, unless specifically provided herein to the contrary, the Premises shall not include any telephone closets, electrical closets, janitorial closets, equipment rooms or similar areas on any full or partial floor that are used by Landlord for the operation of the Building.

            6.    "Permitted Use" shall mean general office use.

            7. "Security Deposit" shall mean the sum of Seven Thousand Three Hundred Fifty Seven and 85/100 Dollars ($7,357.85).

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            8.    "Tenant's Pro Rata Share" shall mean eight thousand three
                  hundred fifty six ten thousandths percent (0.8356%) which is the quotient (expressed as a percentage), derived by dividing the Rentable Area of the Premises by the Rentable Area of the Building.

            9. "Guarantor(s)" shall mean Fred H. Lerner and any other party that agrees in writing to guarantee this Lease.

            10. "Notice Addresses" shall mean the following addresses for Tenant and Landlord, respectively:

                  Tenant:

                  On and after the Commencement Date, notices shall be sent to Tenant at the Premises.

                  Prior to the Commencement Date, notices shall be sent to Tenant at the following address:

                  PHOBO.COM, INC.
                  2311 Easter Circle
                  Huntington Beach, California 92649
                  Attention: Fred Lerner

                  Landlord:

                  EOP-2010 IRVINE, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY, AS BENEFICIARY OF LAND TRUST DATED JUNE 5, 1997 AND KNOWN AS SHELI Z. ROSENBERG TRUST NO. 2010
                  c/o Equity Office Properties Trust
                  2010 Main Street
                  Suite No. 350
                  Irvine, California 92614
                  Attention: Building Manager

                  With a copy to Landlord:

                  EOP-2010 IRVINE, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY, AS BENEFICIARY OF LAND TRUST DATED JUNE 5, 1997 AND KNOWN AS SHELI Z. ROSENBERG TRUST NO. 2010
                  c/o Equity Office Properties Trust
                  Two North Riverside Plaza
                  Suite 2200
                  Chicago, Illinois 60606
                  Attention: Regional Counsel - Pacific Region

                  Payments of Rent only shall be made payable to the order of:
                  EQUITY OFFICE PROPERTIES

                  at the following address:

                  EOP Operating Limited Partnership
                  DBA 2010 Main Plaza
                  Department #8799
                  Los Angeles, California 90084-8799

      B. The following are additional definitions of some of the defined terms used in the Lease.

            1.    "Base Year" shall mean 1999.

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            2.    "Basic Costs" shall mean all costs and expenses paid or
                  incurred in connection with operating, maintaining, repairing, managing and owning the Building and the Property, as further described in Article IV hereof.

            3.    "Broker" means None.

            4. "Building Standard" shall mean the type, grade, brand, quality and/or quantity of materials Landlord designates from time to time to be the minimum quality and/or quantity to be used in the Building.

            5. "Business Day(s)" shall mean Mondays through Fridays exclusive of the normal business holidays ("Holidays") of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Landlord, from time to time during the Lease Term, shall have the right to designate additional Holidays, provided that such additional Holidays are commonly recognized by other office buildings in the area where the Building is located.

            6. "Building Common Areas" shall mean those areas provided for the common use or benefit of all tenants generally and/or the public, such as corridors, elevator foyers, common mail rooms, restrooms, vending areas, lobby areas (whether at ground level or otherwise) and other similar facilities.

            7. "Landlord Work" shall mean the work, if any, that Landlord is obligated to perform in the Premises pursuant to the Work Letter Agreement, if any, attached hereto as EXHIBIT D.

            8. "Maximum Rate" shall mean the greatest per annum rate of interest permitted from time to time under applicable law.

            9. "Normal Business Hours" for the Building shall mean 8:00 A.M. to 6:00 P.M. Mondays through Fridays, and 8:00 A.M. to 12:00 P.M. on Saturdays, exclusive of Holidays.

            10. "Prime Rate" shall mean the per annum interest rate publicly announced by The First National Bank of Chicago or any successor thereof from time to time (whether or not charged in each instance) as its prime or base rate in Chicago, Illinois.

            11. "Property" shall mean the Building and the parcel(s) of land on which it is located, the Building garage, if any, and all other improvements owned by Landlord and serving the Building and the tenants thereof and the parcel(s) of land on which they are located.

            12. "Project" shall mean the parcel(s) of real estate outlined on EXHIBIT A-2 attached hereto and incorporated herein, the buildings commonly known as 1920 Main Plaza and 2010 Main Plaza, and the Exterior Common Areas, all of which are located in the City of Irvine, County of Orange, State of California.

            13. "Exterior Common Areas" shall mean those areas of the Project or the Property which are not located within the Building and which are provided and maintained for the use and benefit of Landlord and tenants of the Building or the Project generally, and the employees, invitees and licensees of Landlord and such tenants, including, without limitation any parking garage, surface parking, fountains, artificial lakes, sidewalks, walkways, plazas, roads, loading and unloading areas, trash areas, and landscapes.

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II.   LEASE GRANT.

      Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises, together with the right, in common with others, to use the Common Areas.

III.  POSSESSION.

            A.    INTENTIONALLY OMITTED.

      B. By taking possession of the Premises, Tenant is deemed to have accepted the Premises and agreed that the Premises is in good order and satisfactory condition, with no representation or warranty by Landlord as to the condition of the Premises or the Building or suitability thereof for Tenant's use.

      C. Notwithstanding anything to the contrary contained in the Lease, Landlord shall not be obligated to tender possession of any portion of the Premises or other space leased by Tenant from time to time hereunder that, on the date possession is to be delivered, is occupied by a tenant or other occupant or that is subject to the rights of any other tenant or occupant, nor shall Landlord have any other obligations to Tenant under this Lease with respect to such space until the date Landlord: (1) recaptures such space from such existing tenant or occupant; and (2) regains the legal right to possession thereof. This Lease shall not be affected by any such failure to deliver possession and Tenant shall have no claim for damages against Landlord as a result thereof, all of which are hereby waived and released by Tenant. The Commencement Date shall be postponed until the date Landlord delivers possession of the Premises to Tenant, in which event the Termination Date shall, at the option of Landlord, correspondingly be postponed on a per diem basis.

      D. If Tenant takes possession of the Premises prior to the Commencement Date, such possession shall be subject to all the terms and conditions of the Lease and Tenant shall pay Base Rental and Additional Base Rental to Landlord for each day of occupancy prior to the Commencement Date. Notwithstanding the foregoing, if Tenant, with Landlord's prior approval, takes possession of the Premises prior to the Commencement Date for the sole purpose of performing any Landlord-approved improvements therein or installing furniture, equipment or other personal property of Tenant, such possession shall be subject to all of the terms and conditions of the Lease, except that Tenant shall not be required to pay Base Rental or Additional Base Rental with respect to the period of time prior to the Commencement Date during which Tenant performs such work. Tenant shall, however, be liable for the cost of any services (e.g. electricity, HVAC, freight elevators) that are provided to Tenant or the Premises during the period of Tenant's possession prior to the Commencement Date. Nothing herein shall be construed as granting Tenant the right to take possession of the Premises prior to the Commencement Date, whether for construction, fixturing or any other purpose, without the prior consent of Landlord.

IV. RENT.

      A. During each calendar year, or portion thereof, falling within the Lease Term, Tenant shall pay to Landlord as Additional Base Rental hereunder the sum of (1) Tenant's Pro Rata Share of the amount, if any, by which Taxes (hereinafter defined) for the applicable calendar year exceed Taxes for the Base Year plus (2) Tenant's Pro Rata Share of the amount, if any, by which Expenses (hereinafter defined) for the applicable calendar year exceed Expenses for the Base Year. For purposes hereof, "Expenses" shall mean all Basic Costs with the exception of Taxes. Tenant's Pro Rata Share of increases in Taxes and Tenant's Pro Rata Share of increases in Expenses shall be computed separate and independent of each other prior to being added together to determine the "Excess". In the event that Taxes or Expenses, as the case may be, in any calendar year decrease below the amount of Taxes or Expenses for the Base Year, Tenant's Pro Rata Share of Taxes or Expenses, as the case may be, for such calendar year shall be deemed to be $0, it being understood that Tenant shall not be entitled to any credit or offset if Taxes or Expenses decrease below the corresponding amount for the Base Year. Prior to the Commencement Date and prior to January 1 of each calendar year during the Lease Term, or as soon thereafter as practical, Landlord shall make a good faith estimate of the Excess for the applicable calendar year and Tenant's Pro Rata Share thereof. On or before the first day of each month during such calendar year, Tenant shall pay to Landlord, as Additional Base Rental, a monthly installment equal to one-twelfth of Tenant's Pro Rata Share of Landlord's estimate of the Excess. Landlord shall have the right from time to time during any such calendar year to revise the estimate of Basic Costs and the Excess for such year and provide Tenant with a revised statement therefor, and thereafter the amount Tenant shall pay each month shall be based upon such revised estimate. If Landlord does not provide Tenant with an estimate of the Basic Costs and the Excess by January 1 of any calendar year, Tenant shall continue to pay a monthly installment based on the previous year's estimate until such time as Landlord provides Tenant with an estimate of Basic Costs and the Excess for the current year. Upon receipt of such current year's estimate, an adjustment shall be made for any month during the current year with respect to which Tenant paid monthly installments of Additional Base Rental based on the previous year's estimate. Tenant shall pay Landlord for any underpayment within ten (10) days after demand. Any overpayment shall, at Landlord's option, be refunded to Tenant or credited against the installment of Additional Base Rental due for the months immediately following the furnishing of such estimate. Any amounts paid by Tenant based on any estimate shall be subject to adjustment pursuant to the immediately following paragraph when actual Basic Costs are determined for such calendar year.

            As soon as is practical following the end of each calendar year during the Lease Term, Landlord shall furnish to Tenant a statement of Landlord's actual Basic Costs and the actual Excess for the previous calendar year. If the estimated Excess actually paid by Tenant for the prior year is in excess of Tenant's actual Pro Rata Share of the Excess for such prior year, then Landlord shall apply such overpayment against Additional Base Rental due or to become due hereunder, provided if the Lease Term expires prior to the determination of such overpayment, Landlord shall refund such overpayment to Tenant after first deducting the amount of any Rent due hereunder. Likewise, Tenant shall pay to Landlord, within ten
            (10) days after demand, any underpayment with respect to the prior year, whether or not the Lease has terminated prior to receipt by Tenant of a statement for such underpayment, it being understood that this clause shall survive the expiration of the Lease.

      B. Basic Costs shall mean the sum of (y) all direct and indirect costs and expenses paid or incurred in each calendar year in connection with operating, maintaining, repairing, managing and owning the Building or the Property, inclusive of the Exterior Common Areas, and (z) the Building's allocable percentage of all direct and indirect costs of operating and maintaining the Project imposed upon the Building, and all fees payable to the company or association, if applicable, managing the parking areas within the Project, including, but not limited to, the following:

            1. All labor costs for all persons performing services required or utilized in connection with the operation, repair, replacement and maintenance of and control of access to the Building and the Property, including but not limited to amounts incurred for-wages, salaries and other compensation for services, payroll, social security, unemployment and other similar taxes, workers' compensation insurance, uniforms, training, disability benefits, pensions, hospitalization, retirement plans, group insurance or any other similar or like expenses or benefits.

            2. All management fees, the cost of equipping and maintaining a management office at the Property or the Project and all fees for accounting services, legal fees not attributable to leasing and collection activity, and all other administrative costs relating to the Project and the

                  Property. If management services are not provided by a third party, Landlord shall be entitled to a management fee comparable to that due and payable to third parties provided Landlord or management companies owned by, or management divisions of, Landlord perform actual management services of a comparable nature and type as normally would be performed by third parties.

            3. All rental and/or purchase costs of materials, supplies, tools and equipment used in the operation, repair, replacement and maintenance and the control of access to the Building, the Property, and the Project.

            4. All amounts charged to Landlord by contractors and/or suppliers for services, replacement parts, components, materials, equipment and supplies furnished in connection with the operation, repair, maintenance, replacement of and control of access to any part of the Building, the Property, or the Project generally, including the heating, air conditioning, ventilating, plumbing, electrical, elevator and other systems and equipment. At Landlord's option, major repair items may be amortized over a period of up to five (5) years.

            5. All premiums and deductibles paid by Landlord for fire and extended coverage insurance, earthquake and extended coverage insurance, liability and extended coverage insurance, rental loss insurance, elevator insurance, boiler insurance and other insurance customarily carried from time to time by landlords of comparable office buildings or required to be carried by Landlord's Mortgagee.

            6. Charges for water, gas, steam and sewer, but excluding those charges for which Landlord is otherwise reimbursed by tenants, and charges for Electrical Costs. For purposes hereof, the term "Electrical Costs" shall mean: (i) all charges paid by Landlord for electricity supplied to the Building, Property and Premises, regardless of whether such charges are characterized as distribution charges, transmission charges, generation charges, public good charges, disconnection charges, competitive transaction charges, stranded cost recoveries or otherwise; (ii) except to the extent otherwise included in Basic Costs, any costs incurred in connection with the energy management program for the Building, Property and Premises, including any costs incurred for the replacement of lights and ballasts and the purchase and installation of sensors and other energy saving equipment amortized over a reasonably estimated payback period; and (iii) if and to the extent permitted by law, a reasonable fee for the services provided by Landlord in connection with the selection of utility companies and the negotiation and administration of contracts for the generation of electricity. Notwithstanding the foregoing, Electrical Costs shall be adjusted as follows:
                  (a) any amounts received by Landlord as reimbursement for above standard electrical consumption shall be deducted from Electrical Costs, (b) the cost of electricity incurred in providing overtime HVAC to specific tenants shall be deducted from Electrical Costs, it being agreed that the electrical component of overtime HVAC costs shall be calculated as a reasonable percentage of the total HVAC costs charged to such tenants, and (c) if Tenant is billed directly for the cost of electricity to the Premises as a separate charge in addition to Base Rental and Basic Costs, the cost of electricity to individual tenant spaces in the Building shall be deducted from Electrical Costs, and the electricity component of Tenant's Basic Costs shall not be subject to gross-up provisions (if any) stated elsewhere in this Lease.

            7. "Taxes," which for purposes hereof, shall mean: (a) all real estate taxes and assessments on the Project, the Property, the Building or the Premises, and taxes and assessments levied in substitution or supplementation in whole or in part of such taxes, (b) all personal property taxes for the Building's or the Project's personal property, including license expenses, (c) ail taxes imposed on services of Landlord's agents and employees, (d) all other taxes, fees or assessments now or hereafter levied by any governmental authority on the Project, the Property, or the Building or its contents or on the operation and use thereof (except as they relate to specific tenants), and (e) all costs and fees incurred in connection with seeking reductions in or refunds in Taxes including, without limitation, any costs incurred by Landlord to challenge the tax valuation of the Project, the Property, or the Building, but excluding income taxes. For the purpose of determining real estate taxes and assessments for any given calendar year, the amount to be included in Taxes for such year shall be as follows: (1) with respect to any special assessment that is payable in installments, Taxes for such year shall include the amount of the installment (and any interest) due and payable during such year; and (2) with respect to all other real estate taxes, Taxes for such year shall, at Landlord's election, include either the amount accrued, assessed or otherwise imposed for such year or the amount due and payable for such year, provided that Landlord's election shall be applied consistently throughout the Lease Term. If a reduction in Taxes is obtained for any year of the Lease Term during which Tenant paid its Pro Rata Share of Basic Costs, then Basic Costs for such year will be retroactively adjusted and Landlord shall provide Tenant with a credit, if any, based on such adjustment. Likewise, if a reduction is subsequently obtained for Taxes for the Base Year (if Tenant's Pro Rata Share is based upon increases in Basic Costs over a Base Year), Basic Costs for the Base Year shall be restated and the Excess for all subsequent years recomputed. Tenant shall pay to Landlord Tenant's Pro Rata Share of any such increase in the Excess within thirty (30) days after Tenant's receipt of a statement therefor from Landlord.

            8. All landscape expenses and costs of maintaining, repairing, resurfacing and striping of the parking areas and garages of the Property, or the Project, if any.

            9. Cost of all maintenance service agreements, including those for equipment, alarm service, window cleaning, drapery or Venetian blind cleaning, janitorial services, pest control, uniform supply, plant maintenance, landscaping, and any parking equipment.

            10. Cost of all other repairs, replacements and general maintenance of the Project, the Property and the Building neither specified above nor directly billed to tenants.

            11. The amortized cost of capital improvements made to the Project, the Building or the Property which are: (a) primarily for the purpose of reducing operating expense costs or otherwise improving the. operating efficiency of the Property or Building; or (b) required to comply with any laws, rules or regulations of any governmental authority or a requirement of Landlord's insurance carrier. The cost of such capital improvements shall be amortized over a period of five (5) years and shall, at Landlord's option, include interest at a rate that is reasonably equivalent to the interest rate that Landlord would be required to pay to finance the cost of the capital improvement in question as of the date such capital improvement is performed, provided if the payback period for any capital improvement is less than five (5) years, Landlord may amortize the cost of such capital improvement over the payback period.

            12. Any other expense or charge of any nature whatsoever which, in accordance with general industry practice with respect to the operation of a first-class office building, would be construed as an operating expense.

            13. All contributions and payments required of Landlord pursuant to the provisions of the Amended and Restated Declaration of Establishment of Covenants, Conditions and Restrictions and Grant of Easements, dated

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                  January 29, 1987, and recorded in the Official Records of
                  Orange County, California, as Instrument No. 87-074459.

            In addition, if Landlord incurs any costs and expenses in connection with the operation, maintenance, repair, management or ownership of the Building and one or more other buildings, such costs and expenses shall be equitably prorated between the Building and such other buildings and the Building's equitable share thereof shall be included in Basic Costs. Basic Costs shall not include the cost of capital improvements (except as set forth above and as distinguished from replacement parts or components purchased and installed in the ordinary course), depreciation, interest (except as provided above with respect to the amortization of capital improvements), lease commissions, and principal payments on mortgage and other non-operating debts of Landlord. If the Building is not at least ninety-five percent (95%) occupied during any calendar year of the Lease Term or if Landlord is not supplying services to at least ninety-five percent (95%) of the total Rentable Area of the Building at any time during any calendar year of the Lease Term, actual Basic Costs for purposes hereof shall, at Landlord's option, be determined as if the Building had been ninety-five percent (95%) occupied and Landlord had been supplying services to ninety-five percent (95%) of the Rentable Area of the Building during such year. If Tenant pays for its Pro Rata Share of Basic Costs based on increases over a "Base Year" and Basic Costs for any calendar year during the Lease Term are determined as provided in the foregoing sentence, Basic Costs for such Base Year shall also be determined as if the Building had been ninety-five percent (95%) occupied and Landlord had been supplying services to ninety-five percent (95%) of the Rentable
            Area of the Building. Any necessary extrapolation of Basic Costs under this Article shall be performed by adjusting the cost of those components of Basic Costs that are impacted by changes in the occupancy of the Building (including, at Landlord's option, Taxes) to the cost that would have been incurred if the Building had been ninety-five percent (95%) occupied and Landlord had been supplying services to ninety-five percent (95%) of the Rentable Area of the Building. In addition, if Tenant's Pro Rata Share of Basic Costs is determined based upon increases over a Base Year and Basic Costs for the Base Year include exit and disconnection fees, stranded cost charges and/or competitive transaction charges, such fees and charges may, at Landlord's option, be imputed as a Basic Cost for subsequent years in which such fees and charges are not incurred. In no event, however, shall the amount of such imputed fees and charges exceed the actual amount of exit and disconnection fees, stranded cost charges and/or competitive transaction charges that were actually included in Basic Costs for the Base Year.

      C. If Basic Costs for any calendar year increase by more than five percent (5%) over Basic Costs for the immediately preceding calendar year, Tenant, within ninety (90) days after receiving Landlord's statement of actual Basic Costs for a particular calendar year, shall have the right to provide Landlord with written notice (the "Review Notice") of its intent to review Landlord's books and records relating to the Basic Costs for such calendar year. Within a reasonable time after receipt of a timely Review Notice, Landlord shall make such books and records available to Tenant or Tenant's agent for its review at either Landlord's home office or at the office of the Building, provided that if Tenant retains an agent to review Landlord's books and records for any calendar year, such agent must be a CPA firm licensed to do business in the state in which the Building is located. Tenant shall be solely responsible for any and all costs, expenses and fees incurred by Tenant or Tenant's agent in connection with such review. If Tenant elects to review Landlord's books and records, within thirty (30) days after such books and records are made available to Tenant, Tenant shall have the right to give Landlord written notice stating in reasonable detail any objection to Landlord's statement of actual Basic Costs for such calendar year. If Tenant fails to give Landlord written notice of objection within such thirty (30) day period or fails to provide Landlord with a Review Notice within the ninety (90) day period provided above, Tenant shall be deemed to have approved Landlord's statement of Basic Costs in all respects and shall thereafter be barred from raising any claims with respect thereto. Upon Landlord's receipt of a timely objection notice from Tenant, Landlord and Tenant shall work together in good faith to resolve the discrepancy between Landlord's statement and Tenant's review. If Landlord and Tenant determine that Basic Costs for the calendar year in question are less than reported, Landlord shall provide Tenant with a credit against future Additional Base Rental in the amount of any overpayment by Tenant. Likewise, if Landlord and Tenant determine that Basic Costs for the calendar year in question are greater than reported, Tenant shall forthwith pay to Landlord the amount of underpayment by Tenant. Any information obtained by Tenant pursuant to the provisions of this Section shall be treated as confidential. Notwithstanding anything herein to the contrary, Tenant shall not be permitted to examine Landlord's books and records or to dispute any statement of Basic Costs unless Tenant has paid to Landlord the amount due as shown on Landlord's statement of actual Basic Costs, said payment being a condition precedent to Tenant's right to examine Landlord's books and records.

      D. Tenant covenants and agrees to pay to Landlord during the Lease Term, without any setoff or deduction whatsoever, the full amount of all Base Rental and Additional Base Rental due hereunder. In addition, Tenant shall pay and be liable for, as additional rent, all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms and conditions of this Lease. Any such payments shall be paid concurrently with the payments of the Rent on which the tax is based. The Base Rental, Tenant's Pro Rata Share of Basic Costs and any recurring monthly charges due hereunder shall be due and payable in advance on the first day of each calendar month during the Lease Term without demand, provided that the installment of Base Rental for the first full calendar month of the Lease Term shall be payable upon the execution of this Lease by Tenant. All other items of Rent shall be due and payable by Tenant on or before ten (10) days after billing by Landlord. If the Lease Term commences on a day other than the first day of a calendar month or terminates on a day other than the last day of a calendar month, then the monthly Base Rental and Tenant's Pro Rata Share of Basic Costs for such month shall be prorated for the number of days in such month occurring within the Lease Term based on a fraction, the numerator of which is the number of days of the Lease Term that fell within such calendar month and the denominator of which is thirty (30). All such payments shall be by a good and sufficient check. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct amount of Rent due under this Lease shall be deemed to be other than a payment on account of the earliest Rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other available remedy. The acceptance by Landlord of any Rent on a date after the due date of such payment shall not be construed to be a waiver of Landlord's right to declare a default for any other late payment. Tenant's covenant to pay Rent shall be independent of every other covenant set forth in this Lease.

      E. All Rent not paid when due and payable shall bear interest from the date due until paid at the lesser of: (1) eighteen percent (18%) per annum; or (2) the Maximum Rate. In addition, if Tenant fails to pay any installment of Rent when due and payable hereunder, a service fee equal to five percent (5%) of such unpaid amount will be due and payable immediately by Tenant to Landlord.

      F. In lieu of requiring Tenant to pay Rent by good and sufficient check in the manner described in Section IV.D. above, Landlord shall have the right to require Tenant to pay Rent by means of an automated debit system (the "Automatic Debit System") whereby any or all payments of Rent shall be debited from Tenant's account in a bank or financial institution designated by Tenant and credited to Landlord's account in a bank or financial institution designated by Landlord. In the event Landlord elects to have Tenant pay all or any portion of Rent by means of the Automatic Debit System, Tenant, within thirty (30) days after written request by Landlord, shall execute and deliver to Landlord any authorizations, certificates or other documentation as may be required to establish and give effect to the Automatic Debit System. If Landlord elects to have less than all items of Rent paid by the Automatic Debit System, Landlord shall advise Tenant in writing as to those items of Rent that will be paid by the Automatic Debit System (e.g. Base Rental only or Base Rental and Tenant's Pro Rata Share of Basic Costs only). Either party shall have the right to change its bank or financial institution from time to time, provided that Tenant, no less than thirty (30) days prior to the effective date of any such change, shall provide Landlord with written notice of such change and any and all authorizations, certificates or other documentation as may be required to establish and give effect to the Automatic Debit System at Tenant's new bank or financial institution. Tenant shall promptly pay all service fees and other charges imposed upon Landlord or Tenant in connection with the Automatic Debit System, including, without limitation, any charges resulting from insufficient funds in Tenant's bank account. In the event that any Rent is not paid on time as a result of insufficient funds in Tenant's account, Tenant shall be liable for any interest and/or service fee in accordance with Section IV.E. above. Tenant shall remain liable to Landlord for all payments of Rent due hereunder regardless of whether Tenant's account is incorrectly debited in any given month, it being agreed that a debit of less than the full amount of Rent due shall not be construed as a waiver by Landlord of its right to receive any unpaid balance of Rent.

V.    USE.

      The Premises shall be used for the Permitted Use and for no other purpose. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal, dangerous to life, limb or property or which, in Landlord's reasonable opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Building. Tenant shall conduct its business and control its agents, servants, contractors, employees, customers, licensees, and invitees in such a manner as not to interfere with, annoy or disturb other tenants, or in any way interfere with Landlord in the management and operation of the Building. Tenant will maintain the Premises in a clean and healthful condition, and comply with all laws, ordinances, orders, rules and regulations of any governmental entity with reference to the operation of Tenant's business and to the use, condition, configuration or occupancy of the Premises, including without limitation, the Americans with Disabilities Act (collectively referred to as "Laws"). Tenant, within ten (10) days after receipt thereof, shall provide Landlord with copies of any notices it receives with respect to a violation or alleged violation of any Laws. Tenant will comply with the rules and regulations of the Building attached hereto as EXHIBIT B and such other rules and regulations adopted and altered by Landlord from time to time and will cause all of its agents, servants, contractors, employees, customers, licensees and invitees to do so. All changes to such rules and regulations will be reasonable and shall be sent by Landlord to Tenant in writing.

VI.   SECURITY DEPOSIT

      The Security Deposit, if any, shall be delivered to Landlord upon the execution of this Lease by Tenant and shall be held by Landlord without liability for interest (except as required by law) and as security for the performance of Tenant's obligations under this Lease. The Security Deposit shall not be considered an advance payment of Rent or a measure of Tenant's liability for damages. Landlord may, from time to time, without prejudice to any other remedy, use all or a portion of the Security Deposit to make good any arrearage of Rent, to repair damages to the Premises, to clean the Premises upon termination of this Lease or otherwise to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, after Tenant surrenders the Premises to Landlord in accordance with this Lease and all amounts due Landlord from Tenant are finally determined and paid by Tenant or through application of the Security Deposit, the balance of the Security Deposit remaining after any such application shall be returned to Tenant. If Landlord transfers its interest in the Premises during the Lease Term, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit. Tenant agrees to look solely to such transferee or assignee for the return of the Security Deposit. Landlord and its successors and assigns shall not be bound by any actual or attempted assignment or encumbrance of the Security Deposit by Tenant, provided, however, if Tenant's interest in this Lease has been assigned, Landlord shall, provided that Landlord has been furnished with a fully executed copy of the agreement assigning such Security Deposit, return the Security Deposit to such assignee in accordance with the terms and conditions hereof. If Landlord returns the Security Deposit to Tenant's assignee as aforesaid, Landlord will have no further obligation to any party with respect thereto. Landlord shall not be required to keep the Security Deposit separate from its other accounts.

VII.  SERVICES TO BE FURNISHED BY LANDLORD.

      A. Landlord, as part of Basic Costs (except as otherwise provided), agrees to furnish Tenant the following services:

            1. Water for use in the lavatories on the floor(s) on which the Premises is located. If Tenant desires water in the Premises for any approved reason, including a private lavatory or kitchen, cold water shall be supplied, at Tenant's sole cost and expense, from the Building water main through a line and fixtures installed at Tenant's sole cost and expense with the prior reasonable consent of Landlord. If Tenant desires hot water in the Premises, Tenant, at its sole cost and expense and subject to the prior reasonable consent of Landlord, may install a hot water heater in the Premises. Tenant shall be solely responsible for maintenance and repair of any such hot water heater.

            2. Central heat and air conditioning in season during Normal Business Hours, (provided however, Tenant shall be furnished heating and air conditioning on Saturdays only upon Tenant's initiation of the heating and air conditioning system through use of Tenant's security access card), at such temperatures and in such amounts as are considered by Landlord, in its reasonable judgment, to be standard for buildings of similar class, size, age and location, or as required by governmental authority. In the event that Tenant requires central heat, ventilation or air conditioning at hours other than Normal Business Hours, such central heat, ventilation or air conditioning shall be furnished to Tenant upon Tenant's initiation of the heating and air conditioning system after Normal Business Hours through use of Tenant's security access card. Tenant shall pay Landlord, as Additional Base Rental, the entire cost of additional service as such costs are determined by Landlord from time to time.

            3. Maintenance and repair of all Common Areas in the manner and to the extent reasonably deemed by Landlord to be standard for buildings of similar class, size, age and location.

            4. Janitor service on Business Days; provided, however, if Tenant's use, floor covering or other improvements require special services, Tenant shall pay the additional cost reasonably attributable thereto as Additional Base Rental.

            5. Passenger elevator service in common with other tenants of the Building.

            6. Electricity to the Premises for general office use, in accordance with and subject to the terms and conditions set forth in Article XI of this Lease.

      B. The failure by Landlord to any extent to furnish, or the interruption or termination of, any services in whole or in part, resulting from adherence to laws, regulations and administrative orders, wear, use, repairs, improvements, alterations or any causes beyond the reasonable control of Landlord shall not render Landlord liable in any respect nor be construed as a constructive eviction of Tenant, nor give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Landlord shall use reasonable diligence to repair such equipment or machinery.

      C. Tenant expressly acknowledges that if Landlord, from time to time, elects to provide security services, Landlord shall not be deemed to have warranted the efficiency of any security personnel, service, procedures or equipment and Landlord shall not be liable in any manner for the failure of any such security personnel, services, procedures or equipment to prevent or control, or apprehend anyone suspected of personal injury, property damage or any criminal conduct in, on or around the Property.

VIII. LEASEHOLD IMPROVEMENTS.

      Any trade fixtures, unattached and movable equipment or furniture, or other personalty brought into the Premises by Tenant ("Tenant's Property") shall be owned and insured by Tenant. Tenant shall remove all such Tenant's Property from the Premises in accordance with the terms of Article XXXV hereof. Any and all alterations, additions and improvements to the Premises, including any built-in furniture (collectively, "Leasehold Improvements") shall be owned and insured by Landlord and shall remain upon the Premises, all without compensation, allowance or credit to Tenant. Landlord may, nonetheless, at any time prior to, or within six (6) months after, the expiration or earlier termination of this Lease or Tenant's right to possession, require Tenant to remove any Leasehold Improvements performed by or for the benefit of Tenant and all electronic, phone and data cabling as are designated by Landlord (the "Required Removables") at Tenant's sole cost. In the event that Landlord so elects, Tenant shall remove such Required Removables within ten (10) days after notice from Landlord, provided that in no event shall Tenant be required to remove such Required Removables prior to the expiration or earlier termination of this Lease or Tenant's right to possession. In addition to Tenant's obligation to remove the Required Removables, Tenant shall repair any damage caused by such removal and perform such other work as is reasonably necessary to restore the Premises to a "move in" condition. If Tenant fails to remove any specified Required Removables or to perform any required repairs and restoration within the time period specified above, Landlord, at Tenant's sole cost and expense, may remove, store, sell and/or dispose of the Required Removables and perform such required repairs and restoration work. Tenant, within five (5) days after demand from Landlord, shall reimburse Landlord for any and all reasonable costs incurred by Landlord in connection with the Required Removables.

IX.   GRAPHICS.

      Landlord shall provide and install, at Tenant's cost, any suite numbers and Tenant identification on the exterior of the Premises using the standard graphics for the Building. Tenant shall not be permitted to install any signs or other identification without Landlord's prior written consent.

X.    REPAIRS AND ALTERATIONS.

      A. Except to the extent such obligations are imposed upon Landlord hereunder, Tenant, at its sole cost and expense, shall perform all maintenance and repairs to the Premises as are necessary to keep the same in good condition and repair throughout the entire Lease Term, reasonable wear and tear excepted. Tenant's repair and maintenance obligations with respect to the Premises shall include, without limitation, any necessary repairs with respect to: (1) any carpet or other floor covering, (2) any interior partitions, (3) any doors,
            (4) the interior side of any demising walls, (5) any telephone and computer cabling that serves Tenant's equipment exclusively, (6) any supplemental air conditioning units, private showers and kitchens, including any plumbing in connection therewith, and similar facilities serving Tenant exclusively, and (7) any alterations, additions or improvements performed by contractors retained by Tenant. All such work shall be performed in accordance with Section X.B. below and the rules, policies and procedures reasonably enacted by Landlord from time to time for the performance of work in the Building. If Tenant fails to make any necessary repairs to the Premises, Landlord may, at its option, make such repairs, and Tenant shall pay the cost thereof to the Landlord on demand as Additional Base Rental, together with an administrative charge in an amount equal to ten percent (10%) of the cost of such repairs. Landlord shall, at its expense (except as included in Basic Costs), keep and maintain in good repair and working order and make all repairs to and perform necessary maintenance upon: (a) all structural elements of the Building; and (b) all mechanical, electrical and plumbing systems that serve the Building in general; and (c) the Building facilities common to all tenants including, but not limited to, the ceilings, walls and floors in the Common Areas.

      B. Tenant shall not make or allow to be made any alterations, additions or improvements to the Premises without first obtaining the written consent of Landlord in each such instance. Prior to commencing any such work and as a condition to obtaining Landlord's consent, Tenant must furnish Landlord with plans and specifications reasonably acceptable to Landlord; names and addresses of contractors reasonably acceptable to Landlord; copies of contracts; necessary permits and approvals; evidence of contractor's and subcontractor's insurance in accordance with Article XVI Section B. hereof; and payment bond or other security, all in form and amount satisfactory to Landlord. All such improvements, alterations or additions shall be constructed in a good and workmanlike manner using Building Standard materials or other new materials of equal or greater quality. Landlord, to the extent reasonably necessary to avoid any disruption to the tenants and occupants of the Building, shall have the right to designate the time when any such alterations, additions and improvements may be performed and to otherwise designate reasonable rules, regulations and procedures for the performance of work in the Building. Upon completion, Tenant shall furnish "as-built" plans, contractor's affidavits and partial, or full and final waivers of lien, as applicable, in recordable form, and receipted bills covering all labor and materials. All improvements, alterations and additions shall comply with all insurance requirements, codes, ordinances, laws and regulations, including without limitation, the Americans with Disabilities Act. Tenant shall reimburse Landlord upon demand as Additional Base Rental for all sums, if any, expended by Landlord for third party examination of the architectural, mechanical, electric and plumbing plans for any alterations, additions or improvements. In addition, if Landlord so requests, Landlord shall be entitled to oversee the construction of any alterations, additions or improvements that may affect the structure of the Building or any of the mechanical, electrical, plumbing or life safety systems of the Building. In the event Landlord elects to oversee such work, Landlord shall be entitled to receive a fee for such oversight in an amount equal to fifteen percent (15%) of the cost of such alterations, additions or improvements. Landlord's approval of Tenant's plans and specifications for any work performed for or on behalf of Tenant shall not be deemed to be a representation by Landlord that such plans and specifications comply with applicable insurance requirements, building codes, ordinances, laws or regulations or that the alterations, additions and improvements constructed in accordance with such plans and specifications will be adequate for Tenant's use.

XI.   USE OF ELECTRICAL SERVICES BY TENANT.

      A. All electricity used by Tenant in the Premises shall, at Landlord's option, be paid for by Tenant either: (1) through inclusion in Base Rental and Basic Costs (except as provided in Section XI.B. below with respect to excess usage); or (2) by a separate charge billed directly to Tenant by Landlord and payable by Tenant as Additional Base Rental within ten (10) days after billing; or (3) by a separate charge or charges billed by the utility company(ies) providing electrical service and payable by Tenant directly to such utility company(ies). It is understood that electrical service to the Premises may be furnished by one or more companies providing electrical generation, transmission and/or distribution services and that the cost of electricity may be billed as a single charge or divided into and billed in a variety of categories such as distribution charges, transmission charges, generation charges, public good charges or other similar categories. Landlord shall have the exclusive right to select the company(ies) providing electrical service to the Building, Premises and Property, to aggregate the electrical service for the Building, Premises and Property with other buildings, to purchase electricity for the Building, Premises and Property through a broker and/or buyers group and to change the providers and/or manner of purchasing electricity from time to time. Landlord shall be entitled to receive a reasonable fee (if permitted by law) for the services provided by Landlord in connection with the selection of utility companies and the negotiation and administration of contracts for the generation of electricity. In addition, if Landlord bills Tenant directly for the cost of electricity as Additional Base Rental, the cost of electricity may include (if permitted by law) an administrative fee to reimburse Landlord for the cost of reading meters, preparing invoices and related costs.

      B. Tenant's use of electrical service in the Premises shall not exceed, either in voltage, rated capacity, use beyond Normal Business Hours or overall load, that which Landlord deems to be standard for the Building. In the event Tenant shall consume (or request that it be allowed to consume) electrical service in excess of that deemed by Landlord to be standard for the Building, Landlord may refuse to consent to such excess usage or may condition its consent to such excess usage upon such conditions as Landlord reasonably elects (including the installation of utility service upgrades, submeters, air handlers or cooling units), and all such additional usage (to the extent permitted by law), installation and maintenance thereof shall be paid for by Tenant as Additional Base Rental. Landlord, at any time during the Lease Term, shall have the right to separately meter electrical usage for the Premises or to measure electrical usage by survey or any other method that Landlord, in its reasonable judgment, deems to be appropriate.

      C. Notwithstanding Section A. above to the contrary, if Landlord permits Tenant to purchase electrical power for the Premises from a provider other than Landlord's designated company(ies), such provider shall be considered to be a contractor of Tenant and Tenant shall indemnify and hold Landlord harmless from such provider's acts and omissions while in, or in connection with their services to, the Building or Premises in accordance with the terms and conditions of
            Article XV. In addition, at the request of Landlord, Tenant shall allow Landlord to purchase electricity from Tenant's provider at Tenant's rate or at such lower rate as can be negotiated by the aggregation of Landlord's and Tenant's requirements for electricity power.

XII.  ENTRY BY LANDLORD.

      Landlord and its agents or representatives shall have the right to enter the Premises to inspect the same, or to show the Premises to prospective purchasers, mortgagees, tenants (during the last twelve months of the Lease Term or earlier in connection with a potential relocation) or insurers, or to clean or make repairs, alterations or additions thereto, including any work that Landlord deems necessary for the safety, protection or preservation of the Building or any occupants thereof, or to facilitate repairs, alterations or additions to the Building or any other tenants' premises. Except for any entry by Landlord in an emergency situation or to provide normal cleaning and janitorial service, Landlord shall provide Tenant with reasonable prior notice of any entry into the Premises, which notice may be given verbally. If reasonably necessary for the protection and safety of Tenant and its employees, Landlord shall have the right to temporarily close the Premises to perform repairs, alterations or additions in the Premises, provided that Landlord shall use reasonable efforts to perform all such work on " weekends and after Normal Business Hours. Entry by Landlord hereunder shall not constitute a constructive eviction or entitle Tenant to any abatement or reduction of Rent by reason thereof.

XIII. ASSIGNMENT AND SUBLETTING.

      A. Tenant shall not assign, sublease, transfer or encumber this Lease or any interest therein or grant any license, concession or other right of occupancy of the Premises or any portion thereof or otherwise permit the use of the Premises or any portion thereof by any party other than Tenant (any of which events is hereinafter called a "Transfer") without the prior written consent of Landlord, which consent shall not be unreasonably withheld with respect to any proposed assignment or subletting. Landlord's consent shall not be considered unreasonably withheld if: (1) the proposed transferee's financial responsibility does not meet the same criteria Landlord uses to select Building tenants; (2) the proposed transferee's business is not suitable for the Building considering the business of the other tenants and the Building's prestige or would result in a violation of an exclusive right granted to another tenant in the Building; (3) the proposed use is different than the Permitted Use; (4) the proposed transferee is a government agency or occupant of the Building; (5) Tenant is in default; or (6) any portion of the Building or Premises would become subject to additional or different governmental laws or regulations as a consequence of the proposed Transfer and/or the proposed transferee's use and occupancy of the Premises. Tenant acknowledges that the foregoing is not intended to be an exclusive list of the reasons for which Landlord may reasonably withhold its consent to a proposed Transfer. Any attempted Transfer in violation of the terms of this Article shall, at Landlord's option, be void. Consent by Landlord to one or more Transfers shall not operate as a waiver of Landlord's rights as to any subsequent Transfers. In addition, Tenant shall not, without Landlord's consent, publicly advertise the proposed rental rate for any Transfer.

      B. If Tenant requests Landlord's consent to a Transfer, Tenant, together with such request for consent, shall provide Landlord with the name of the proposed transferee and the nature of the business of the proposed transferee, the term, use, rental rate and all other material terms and conditions of the proposed Transfer, including, without limitation, a copy of the proposed assignment, sublease or other contractual documents and evidence satisfactory to Landlord that the proposed transferee is financially responsible. Notwithstanding Landlord's agreement to act reasonably under Section XIII.A. above, Landlord may, within forty-five (45) days after its receipt of all information and documentation required herein, either, (1) consent to or reasonably refuse to consent to such Transfer in writing; or (2) negotiate directly with the proposed transferee and in the event Landlord is able to reach an agreement with such proposed transferee, terminate this Lease (in part or in whole, as appropriate) upon thirty (30) days' notice; or (3) cancel and terminate this Lease, in whole or in part as appropriate, upon thirty (30) days' notice. In the event Landlord consents to any such Transfer, the Transfer and consent thereto shall be in a form approved by Landlord, and Tenant shall bear all costs and expenses incurred by Landlord in connection with the review and approval of such documentation, which costs and expenses shall be deemed to be at least Seven Hundred Fifty Dollars ($750.00).

      C. All cash or other proceeds (the "Transfer Consideration") of any Transfer of Tenant's interest in this Lease and/or the Premises, whether consented to by Landlord or not, shall be paid to Landlord and Tenant hereby assigns all rights it might have or ever acquire in any such proceeds to Landlord. In addition to the Rent hereunder, Tenant hereby covenants and agrees to pay to Landlord all rent and other consideration which it receives which is in excess of the Rent payable hereunder within ten (10) days following receipt thereof by Tenant. In addition to any other rights Landlord may have, Landlord shall have the right to contact any transferee and require that all payments made pursuant to the Transfer shall be made directly to Landlord.

      D. If Tenant is a corporation, limited liability company or similar entity, and if at any time during the Lease Term the entity or entities who own the voting shares at the time of the execution of this Lease cease for any reason (including but not limited to merger, consolidation or other reorganization involving another corporation) to own a majority of such shares, or if Tenant is a partnership and if at any time during the Lease Term the general partner or partners who own the general partnership interests in the partnership at the time of the execution of this Lease, cease for any reason to own a majority of such interests (except as the result of transfers by gift, bequest or inheritance to or for the benefit of members of the immediate family of such original shareholder[s] or partner[s]), such an event shall be deemed to be a Transfer. The preceding sentence shall not apply whenever Tenant is a corporation, the outstanding stock of which is listed on a recognized security exchange, or if at least eighty percent (80%) of its voting stock is owned by another corporation, the voting stock of which is so listed.

      E.    Any Transfer consented to by Landlord in accordance with this
            Article XIII shall be only for the Permitted Use and for no other purpose. In no event shall any Transfer release or relieve Tenant or any Guarantors from any obligations under this Lease.

XIV.  LIENS.

      Tenant will not permit any mechanic's liens or other liens to be placed upon the Premises or Tenant's leasehold interest therein, the Building, or the Property. Landlord's title to the Building and Property is and always shall be paramount to the interest of Tenant, and nothing herein contained shall empower Tenant to do any act that can, shall or may encumber Landlord's title. In the event any such lien does attach, Tenant shall, within five (5) days of notice of the filing of said lien, either discharge or bond over such lien to the satisfaction of Landlord and Landlord's Mortgagee (as hereinafter defined), and in such a manner as to remove the lien as an encumbrance against the Building and Property. If Tenant shall fail to so discharge or bond over such lien, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to bond over or discharge the same. Any amount paid by Landlord for any of the aforesaid purposes, including reasonable attorneys' fees (if and to the extent permitted by law) shall be paid by Tenant to Landlord on demand as Additional Base Rental. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Building from such liens.

XV.   INDEMNITY AND WAIVER OF CLAIMS.

      A. Tenant shall indemnify, defend and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, Mortgagee(s) and agents, and the respective principals and members of any such agents (collectively the "Landlord Related Parties") harmless against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by law), which may be imposed upon, incurred by, or asserted against Landlord or any of the Landlord Related Parties and arising, directly or indirectly, out of or in connection with the use, occupancy or maintenance of the Premises by, through or under Tenant including, without limitation, any of the following: (1) any work or thing done in, on or about the Premises or any part thereof by Tenant or any of its transferees, agents, servants, contractors, employees, customers, licensees or invitees; (2) any use, non-use, possession, occupation, condition, operation or maintenance of the Premises or any part thereof; (3) any act or omission of Tenant or any of its transferees, agents, servants, contractors, employees, customers, licensees or invitees, regardless of whether such act or omission occurred within the Premises; (4) any injury or damage to any person or property occurring in, on or about the Premises or any part thereof; or (5) any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease with which Tenant must comply or perform. In case any action or proceeding is brought against Landlord or any of the Landlord Related Parties by reason of any of the foregoing, Tenant shall, at Tenant's sole cost and expense, resist and defend such action or proceeding with counsel approved by Landlord or, at Landlord's option, reimburse Landlord for the cost of any counsel retained directly by Landlord to defend and resist such action or proceeding.

      B. Landlord and the Landlord Related Parties shall not be liable for, and Tenant hereby waives, all claims for loss or damage to Tenant's business or damage to person or property sustained by Tenant or any person claiming by, through or under Tenant [including Tenant's principals, agents and employees (collectively, the "Tenant Related Parties")] resulting from any accident or occurrence in, on or about the Premises, the Building or the Property, including, without limitation, claims for loss, theft or damage resulting from: (1)the Premises, Building, or Property, or any equipment or appurtenances becoming out of repair; (2) wind or weather; (3) any defect in or failure to operate, for whatever reason, any sprinkler, heating or air-conditioning equipment, electric wiring, gas, water or steam pipes; (4) broken glass; (5) the backing up of any sewer pipe or downspout; (6) the bursting, leaking or running of any tank, water closet, drain or other pipe; (7) the escape of steam or water;
            (8) water, snow or ice being upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near the Building; (9) the falling of any fixture, plaster, tile or other material; (10) any act, omission or negligence of other tenants, licensees or any other persons or occupants of the Building or of adjoining or contiguous buildings, or owners of adjacent or contiguous property or the public, or by construction of any private, public or quasi-public work; or (11) any other cause of any nature except, as to items 1-9, where such loss or damage is due to Landlord's willful failure to make repairs required to be made pursuant to other provisions of this Lease, after the expiration of a reasonable time after written notice to Landlord of the need for such repairs. To the maximum extent permitted by law, Tenant agrees to use and occupy the Premises, and to use such other portions of the Building as Tenant is herein given the right to use, at Tenant's own risk.

XVI.  TENANT'S INSURANCE.

      A. At all times commencing on and after the earlier of the Commencement Date and the date Tenant or its agents, employees or contractors enters the Premises for any purpose, Tenant shall carry and maintain, at its sole cost and expense:

            1. Commercial General Liability Insurance applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of Two Million Dollars ($2,000,000.00), with a contractual liability endorsement covering Tenant's indemnity obligations under this Lease.

            2. All Risks of Physical Loss Insurance written at replacement cost value and with a replacement cost endorsement covering all of Tenant's Property in the Premises.

            3. Workers' Compensation Insurance as required by the state in which the Premises is located and in amounts as may be required by applicable statute, and Employers' Liability Coverage of One Million Dollars ($1,000,000.00) per occurrence.

            4. Whenever good business practice, in Landlord's reasonable judgment, indicates the need of additional insurance coverage or different types of insurance in connection with the Premises or Tenant's use and occupancy thereof, Tenant shall, upon request, obtain such insurance at Tenant's expense and provide Landlord with evidence thereof.

      B. Except for items for which Landlord is responsible under the Work Letter agreement, before any repairs, alterations, additions, improvements, or construction are undertaken by or on behalf of Tenant, Tenant shall carry and maintain, at its expense, or Tenant shall require any contractor performing work on the Premises to carry and maintain, at no expense to Landlord, in addition to Workers' Compensation Insurance as required by the jurisdiction in which the Building is located, All Risk Builder's Risk Insurance in the amount of the replacement cost of any alterations, additions or improvements (or such other amount reasonably required by Landlord) and Commercial General Liability Insurance (including, without limitation, Contractor's Liability coverage, Contractual Liability coverage and Completed Operations coverage,) written on an occurrence basis with a minimum combined single limit of Two Million Dollars ($2,000,000.00) and adding "the named Landlord hereunder (or any successor thereto), Equity Office Properties Trust, a Maryland real estate investment trust, EOP Operating Limited Partnership, a Delaware limited partnership, and their respective members, principals, beneficiaries, partners, officers, directors, employees, agents and any Mortgagee(s)", and other designees of Landlord as the interest of such designees shall appear, as additional insureds (collectively referred to as the "Additional Insureds").

      C. Any company writing any insurance which Tenant is required to maintain or cause to be maintained pursuant to the terms of this Lease (all such insurance as well as any other insurance pertaining to the Premises or the operation of Tenant's business therein being referred to as "Tenant's Insurance"), as well as the form of such insurance, shall at all times be subject to Landlord's reasonable approval, and each such insurance company shall have an A.M. Best rating of "A-" or better and shall be licensed and qualified to do business in the state in which the Premises is located. All policies evidencing Tenant's Insurance (except for Workers' Compensation Insurance) shall specify Tenant as named insured and the Additional Insureds as additional insureds. Provided that the coverage afforded Landlord and any designees of Landlord shall not be reduced or otherwise adversely affected, all of Tenant's Insurance may be carried under a blanket policy covering the Premises and any other of Tenant's locations. All policies of Tenant's Insurance shall contain endorsements that the insurer(s) will give to Landlord and its designees at least thirty (30) days' advance written notice of any change, cancellation, termination or lapse of said Tenant's Insurance. Tenant shall be solely responsible for payment of premiums for all of Tenant's Insurance. Tenant shall deliver to Landlord at least fifteen (15) days prior to the time Tenant's Insurance is first required to be carried by Tenant, and upon renewals at least fifteen (15) days prior to the expiration of any such Tenant's Insurance coverage, a certificate of insurance of all policies procured by Tenant in compliance with its obligations under this Lease. The limits of Tenant's Insurance shall in no event limit Tenant's liability under this Lease.

      D. Tenant shall not do or fail to do anything in, upon or about the Premises which will: (1) violate the terms of any of Landlord's insurance policies; (2) prevent Landlord from obtaining policies of insurance acceptable to Landlord or any Mortgagees; or (3) result in an increase in the rate of any insurance on the Premises, the Building, any other property of Landlord or of others within the Building. In the event of the occurrence of any of the events set forth in this Section, Tenant shall pay Landlord upon demand, as Additional Base Rental, the cost of the amount of any increase in any such insurance premium, provided that the acceptance by Landlord of such payment shall not be construed to be a waiver of any rights by Landlord in connection with a default by Tenant under the Lease. If Tenant fails to obtain the insurance coverage required by this Lease, Landlord may, at its option, obtain such insurance for Tenant, and Tenant shall pay, as Additional Base Rental, the cost of all premiums thereon and all of Landlord's costs associated therewith.

XVII. SUBROGATION.

      Notwithstanding anything set forth in this Lease to the contrary, Landlord and Tenant do hereby waive any and all right of recovery, claim, action or cause of action against the other, their respective principals, beneficiaries, partners, officers, directors, agents, and employees, and, with respect to Landlord, its Mortgagee(s), for any loss or damage that may occur to Landlord or Tenant or any party claiming by, through or under Landlord or Tenant, as the case may be, with respect to their respective property, the Building, the Property or the Premises or any addition or improvements thereto, or any contents therein, by reason of fire, the elements or any other cause, regardless of cause or origin, including the negligence of Landlord or Tenant, or their respective principals, beneficiaries, partners, officers, directors, agents and employees and, with respect to Landlord, its Mortgagee(s), which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance. Since this mutual waiver will preclude the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give each insurance company which has issued, or in the future may issue, policies of insurance, with respect to the items covered by this waiver, written notice of the terms of this mutual waiver, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of any of the coverage provided by such insurance policies by reason of such mutual waiver. For the purpose of the foregoing waiver, the amount of any deductible applicable to any loss or damage shall be deemed covered by, and recoverable by the insured under the insurance policy to which such deductible relates. In the event that Tenant is permitted to and self-insures any risk which would have been covered by the insurance required to be carried by Tenant pursuant to Article XVI of the Lease, or if Tenant fails to carry any insurance required to be carried by Tenant pursuant to
Article XVI of this Lease, then all loss or damage to Tenant, its leasehold interest, its business, its property, the Premises or any additions or improvements thereto or contents thereof shall be deemed covered by and recoverable by Tenant under valid and collectible policies of insurance.

XVIII. LANDLORD'S INSURANCE.

      Landlord shall maintain property insurance on the Building in such amounts as Landlord reasonably elects. The cost of such insurance shall be included as a part of the Basic Costs, and payments for losses and recoveries thereunder shall be made solely to Landlord or the Mortgagees of Landlord as their interests shall appear.

XIX.  CASUALTY DAMAGE.

      If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged that in Landlord's reasonable judgment, substantial alteration or reconstruction of the Building shall be required (whether or not the Premises has been damaged by such casualty) or in the event Landlord will not be permitted by applicable law to rebuild the Building in substantially the same form as existed prior to the fire or casualty or in the event the Premises has been materially damaged and there is less than two (2) years of the Lease Term remaining on the date of such casualty or in the event any Mortgagee should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt or in the event of any material uninsured loss to the Building, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such casualty. Such termination shall be effective as of the date of fire or casualty, with respect to any portion of the Premises that was rendered untenantable, and the effective date of termination specified in Landlord's notice, with respect to any portion of the Premises that remained tenantable. If Landlord does not elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Building (provided that Landlord shall not be required to restore any unleased premises in the Building) and the Leasehold Improvements (but excluding any improvements, alterations or additions made by Tenant in violation of this Lease) located within the Premises, if any, which Landlord has insured to substantially the same condition they were in immediately prior to the happening of the casualty. Notwithstanding the foregoing, Landlord's obligation to restore the Building, and the Leasehold Improvements, if any, shall not require Landlord to expend for such repair and restoration work more than the insurance proceeds actually received by the Landlord as a result of the casualty. When repairs to the Premises have been completed by Landlord, Tenant shall complete the restoration or replacement of all Tenant's Property necessary to permit Tenant's reoccupancy of the Premises, and Tenant shall present Landlord with evidence satisfactory to Landlord of Tenant's ability to pay such costs prior to Landlord's commencement of repair and restoration of the Premises. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of Rent on a per diem basis during the time and to the extent any damage to the Premises causes the Premises to be rendered untenantable and not used by Tenant. If the Premises or any other portion of the Building is damaged by fire or other casualty resulting from the negligence of Tenant or any Tenant Related Parties, the Rent hereunder shall not be diminished during any period during which the Premises, or any portion thereof, is untenantable (except to the extent Landlord is entitled to be reimbursed by the proceeds of any rental interruption insurance), and Tenant shall be liable to Landlord for the cost of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds. Landlord and Tenant hereby waive the provisions of any law from time to time in effect during the Lease Term relating to the effect upon leases of partial or total destruction of leased property. Landlord and Tenant agree that their respective rights in the event of any damage to or destruction of the Premises shall be those specifically set forth herein.

XX.   DEMOLITION.

      Landlord shall have the right to terminate this Lease if Landlord proposes or is required, for any reason, to remodel, remove, or demolish the Building or any substantial portion thereof.

Such cancellation shall be exercised by Landlord by the service of not less than ninety (90) days' written notice of such termination. Such notice shall set forth the date upon which the termination will be effective. No money or other consideration shall be payable by Landlord to Tenant for Landlord's exercise of this right, and the right is hereby reserved to Landlord and all purchasers, successors, assigns, transferees, and ground tenants of Landlord, as the case may be, and is in addition to all other rights of Landlord. Tenant has read the foregoing and understands that Landlord has a right to terminate this Lease as provided above.

XXI.  CONDEMNATION.

      If (a) the whole or any substantial part of the Premises or (b) any portion of the Building or Property which would leave the remainder of the Building unsuitable for use as an office building comparable to its use on the Commencement Date, shall be taken or condemned for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, then Landlord may, at its option, terminate this Lease effective as of the date the physical taking of said Premises or said portion of the Building or Property shall occur. In the event this Lease is not terminated, the Rentable Area of the Building, the Rentable Area of the Premises and Tenant's Pro Rata Share shall be appropriately adjusted. In addition, Rent for any portion of the Premises so taken or condemned shall be abated during the unexpired term of this Lease effective when the physical taking of said portion of the Premises shall occur. All compensation awarded for any such taking or condemnation, or sale proceeds in lieu thereof, shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant, except for any portions of such award or proceeds which are specifically allocated by the condemning or purchasing party for the taking of or damage to trade fixtures of Tenant, which Tenant specifically reserves to itself.

XXII. EVENTS OF DEFAULT.

      The following events shall be deemed to be events of default under this
Lease:

      A. Tenant shall fail to pay when due any Base Rental, Additional Base Rental or other Rent under this Lease and such failure shall continue for three (3) days after written notice from Landlord (hereinafter sometimes referred to as a "Monetary Default").

      B. Any failure by Tenant (other than a Monetary Default) to comply with any term, provision or covenant of this Lease, including, without limitation, the rules and regulations, which failure is not cured within ten (10) days after delivery to Tenant of notice of the occurrence of such failure, provided that if any such failure creates a hazardous condition, such failure must be cured immediately. Notwithstanding the foregoing, if Tenant fails to comply with any particular provision or covenant of this Lease, including, without limitation, Tenant's obligation to pay Rent when due, on three (3) occasions during any twelve (12) month period, any subsequent violation of such provision or covenant shall be considered to be an incurable default by Tenant.

      C. Tenant or any Guarantor shall become insolvent, or shall make a transfer in fraud of creditors, or shall commit an act of bankruptcy or shall make an assignment for the benefit of creditors, or Tenant or any Guarantor shall admit in writing its inability to pay its debts as they become due.

      D. Tenant or any Guarantor shall file a petition under any section or chapter of the United States Bankruptcy Code, as amended, pertaining to bankruptcy, or under any similar law or statute of the United States or any State thereof, or Tenant or any Guarantor shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any Guarantor thereunder; or a petition or answer proposing the adjudication of Tenant or any Guarantor as a debtor or its reorganization under any present or future federal or state bankruptcy or similar law shall be filed in any court and such petition or answer shall not be discharged or denied within sixty
            (60) days after the filing thereof.

      E. A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any Guarantor or of the Premises or of any of Tenant's Property located thereon in any proceeding brought by Tenant or any Guarantor, or any such receiver or trustee shall be appointed in any proceeding brought against Tenant or any Guarantor and shall not be discharged within sixty (60) days after such appointment or Tenant or such Guarantor shall consent to or acquiesce in such appointment.

      F. The leasehold estate hereunder shall be taken on execution or other process of law or equity in any action against Tenant.

      G. Tenant shall abandon or vacate any substantial portion of the Premises without the prior written permission of Landlord.

      H. Tenant shall fail to take possession of and occupy the Premises within thirty (30) days following the Commencement Date and thereafter continuously conduct its operations in the Premises for the Permitted Use.

      I. The liquidation, termination, dissolution, forfeiture of right to do business, or death of Tenant or any then current Guarantor.

      J. Tenant is in default beyond any notice and cure period under any other lease with Landlord.

XXIII. REMEDIES.

      A. Upon the occurrence of any event or events of default under this Lease, whether enumerated in Article XXII or not, Landlord shall have the option to pursue any one or more of the following remedies without any notice (except as expressly prescribed herein) or demand whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives notice and demand for payment of Rent or other obligations and waives any and all other notices or demand requirements imposed by applicable law):

            1. Terminate this Lease and Tenant's right to possession of the Premises and recover from Tenant an award of damages equal to the sum of the following:

                  (a) The Worth at the Time of Award of the unpaid Rent which had been earned at the time of termination;

                  (b) The Worth at the Time of Award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant affirmatively proves could have been reasonably avoided;

                  (c) The Worth at the Time of Award of the amount by which the unpaid Rent for the balance of the Lease Term after the time of award exceeds the amount of such Rent loss that Tenant affirmatively proves could be reasonably avoided;

                  (d) Any other amount necessary to compensate Landlord for all the detriment either proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

                  (e) All such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time under applicable law.

                  The "Worth at the Time of Award" of the amounts referred to in parts (a) and (b) above, shall be computed by allowing interest at the rate specified in Article IV.E., and the "Worth at the Time of Award" of the amount referred to in part
                  (c), above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%);

            2. Employ the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations); or

            3. Notwithstanding Landlord's exercise of the remedy described in California Civil Code Section 1951.4 in respect of an event or events of default, at such time thereafter as Landlord may elect in writing, to terminate this Lease and Tenant's right to possession of the Premises and recover an award of damages as provided above in Paragraph XXIII.A.1.

      B. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No waiver by Landlord of any breach hereof shall be effective unless such waiver is in writing and signed by Landlord.

      C. TENANT HEREBY WAIVES ANY AND ALL RIGHTS CONFERRED BY SECTION 3275 OF THE CIVIL CODE OF CALIFORNIA AND BY SECTIONS 1174 (C) AND 1179 OF THE CODE OF CIVIL PROCEDURE OF CALIFORNIA AND ANY AND ALL OTHER LAWS AND RULES OF LAW FROM TIME TO TIME IN EFFECT DURING THE LEASE TERM PROVIDING THAT TENANT SHALL HAVE ANY RIGHT TO REDEEM, REINSTATE OR RESTORE THIS LEASE FOLLOWING ITS TERMINATION BY REASON OF TENANTS BREACH. TENANT ALSO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS LEASE.

      D. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing by agreement, applicable law or in equity. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

      E. This Article XXIII shall be enforceable to the maximum extent such enforcement is not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion.

XXIV. LIMITATION OF LIABILITY.

      NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD HEREUNDER) TO TENANT SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE BUILDING, AND TENANT AGREES TO LOOK SOLELY TO LANDLORD'S INTEREST IN THE BUILDING FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST THE LANDLORD, IT BEING INTENDED THAT NEITHER LANDLORD NOR ANY MEMBER, PRINCIPAL, PARTNER, SHAREHOLDER, OFFICER, DIRECTOR OR BENEFICIARY OF LANDLORD SHALL BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY. TENANT HEREBY COVENANTS THAT, PRIOR TO THE FILING OF ANY SUIT FOR AN ALLEGED DEFAULT BY LANDLORD HEREUNDER, IT SHALL GIVE LANDLORD AND ALL MORTGAGEES WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES OR DEED OF TRUST LIENS ON THE PROPERTY, BUILDING OR PREMISES NOTICE AND REASONABLE TIME TO CURE SUCH ALLEGED DEFAULT BY LANDLORD.

XXV.  NO WAIVER.

      Failure of Landlord to declare any default immediately upon its occurrence, or delay in taking any action in connection with an event of default shall not constitute a waiver of such default, nor shall it constitute an estoppel against Landlord, but Landlord shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Failure by Landlord to enforce its rights with respect to any one default shall not constitute a waiver of its rights with respect to any subsequent default. Receipt by Landlord of Tenant's keys to the Premises shall not constitute an acceptance or surrender of the Premises.

XXVI. EVENT OF BANKRUPTCY.

      In addition to, and in no way limiting the other remedies set forth herein, Landlord and Tenant agree that if Tenant ever becomes the subject of a voluntary or involuntary bankruptcy, reorganization, composition, or other similar type proceeding under the federal bankruptcy laws, as now enacted or hereinafter amended, then:

      A. "Adequate protection" of Landlord's interest in the Premises pursuant to the provisions of Section 361 and 363 (or their successor sections) of the Bankruptcy Code, 11 U.S.C. Section 101 et seq., (such Bankruptcy Code as amended from time to time being herein referred to as the "Bankruptcy Code"), prior to assumption and/or assignment of the Lease by Tenant shall include, but not be limited to all (or any part) of the following:

            1. the continued payment by Tenant of the Base Rental and all other Rent due and owing hereunder and the performance of all other covenants and obligations hereunder by Tenant;

            2. the furnishing of an additional/new security deposit by Tenant in the amount of three (3) times the then current monthly Base Rental.

      B. "Adequate assurance of future performance" by Tenant and/or any assignee of Tenant pursuant to Bankruptcy Code Section 365 will include (but not be limited to) payment of an additional/new Security Deposit in the amount of three (3) times the then current monthly Base Rental payable hereunder.

      C. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed without further act or deed to have assumed all of the obligations of Tenant arising under this Lease on and after the effective date of such assignment. Any such assignee shall, upon demand by Landlord, execute and deliver to Landlord an instrument confirming such assumption of liability.

      D. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of the Landlord under this Lease, whether or not expressly denominated as "Rent," shall constitute "rent" for the purposes of Section 502(b) (6) of the Bankruptcy Code.

      E. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered to Landlord (including Base Rental and other Rent hereunder), shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the bankruptcy estate of Tenant. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust by Tenant or Tenant's bankruptcy estate for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

      F. If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the Tenant, then notice of such proposed offer/assignment, setting forth: (1) the name and address of such person or entity, (2) all of the terms and conditions of such offer, and (3) the adequate assurance to be provided Landlord to assure such person's or entity's future performance under the Lease, shall be given to Landlord by Tenant no later than twenty
            (20) days after receipt by Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assumption and assignment, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such persons or entity, less any brokerage commission which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

      G. To the extent permitted by law, Landlord and Tenant agree that this Lease is a contract under which applicable law excuses Landlord from accepting performance from (or rendering performance to) any person or entity other than Tenant within the meaning of Sections 365(c) and 365(e) (2) of the Bankruptcy Code.

XXVII. WAIVER OF JURY TRIAL.

      Landlord and Tenant hereby waive any right to a trial by jury in any action or proceeding based upon, or related to, the subject matter of this Lease. This waiver is knowingly, intentionally, and voluntarily made by Tenant, and Tenant acknowledges that neither Landlord nor any person acting on behalf of Landlord has made any representations of fact to induce this waiver of trial by jury or in any way to modify or nullify its effect. Tenant further acknowledges that it has been represented (or has had the opportunity to be represented) in the signing of this Lease and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.

XXVIII. RELOCATION.

      Landlord, at its expense at any time before or during the Lease Term, shall be entitled to cause Tenant to relocate from the Premises to space containing approximately the same Rentable Area as the Premises (the "Relocation Space") within the Building or adjacent buildings within the same Project at any time upon sixty (60) days' prior written notice to Tenant provided that in no event shall the Relocation Space have both of the following characteristics: (i) be located on one or more of the first four (4) floors of the Building and (ii) have a direct view of the Building's parking structure. Such a relocation shall not affect this Lease except that from and after the date of such relocation, "Premises" shall refer to the Relocation Space into which Tenant has been moved, rather than the original Premises as herein defined, and the Base Rental shall be adjusted so that immediately following such relocation the Base Rental for the Relocation Space per annum on a per square foot of Rentable Area basis shall be the same as the Base Rental per annum immediately prior to such relocation for the original Premises on a per square foot of Rentable Area basis, provided that the total monthly Base Rental for the Relocation Space shall in no event exceed the Base Rental for the Premises. Tenant's Pro Rata Share shall also be adjusted in accordance with the formula set forth in this Lease.

XXIX. HOLDING OVER.

      In the event of holding over by Tenant after expiration or other termination of this Lease or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to Articles XXII and XXIII hereof, occupancy of the Premises subsequent to such termination or expiration shall be that of a tenancy at sufferance and in no event for month-to-month or year-to-year. But Tenant shall, throughout the entire holdover period, be subject to all the terms and provisions of this Lease and shall pay for its use and occupancy an amount (on a per month basis without reduction for any partial months during any such holdover) equal to twice the sum of the Base Rental and Additional Base Rental due for the period immediately preceding such holding over, provided that in no event shall Base Rental and Additional Base Rental during the holdover period be less than the fair market rental for the Premises. No holding over by Tenant or payments of money by Tenant to Landlord after the expiration of the Lease Term shall be construed to extend the Lease Term or prevent Landlord from recovery of immediate possession of the Premises by summary proceedings or otherwise. In addition to the obligation to pay the amounts set forth above during any such holdover period, Tenant also shall be liable to Landlord for all damage, including any consequential damage, which Landlord may suffer by reason of any holding over by Tenant, and Tenant shall indemnify Landlord against any and all claims made by any other tenant or prospective tenant against Landlord for delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant.

XXX.  SUBORDINATION TO MORTGAGES; ESTOPPEL CERTIFICATE.

      Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust, ground lease or other lien presently existing or hereafter arising upon the Premises, or upon the Building and/or the Property and to any renewals, modifications, refinancings and extensions thereof (any such mortgage, deed of trust, lease or other lien being hereinafter referred to as a "Mortgage", and the person or entity having the benefit of same being referred to hereinafter as a "Mortgagee"), but Tenant agrees that any such Mortgagee shall have the right at any time to subordinate such Mortgage to this Lease on such terms and subject to such conditions as such Mortgagee may deem appropriate in its discretion. This clause shall be self-operative and no further instrument of subordination shall be required. However, Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any Mortgage, and Tenant agrees upon demand to execute such further instruments subordinating this Lease, acknowledging the subordination of this Lease or attorning to the holder of any such Mortgage as Landlord may request. The terms of this Lease are subject to approval by the Landlord's existing lender(s) and any lender(s) who, at the time of the execution of this Lease, have committed or are considering committing to Landlord to make a loan secured by all or any portion of the Property, and such approval is a condition precedent to Landlord's obligations hereunder. In the event that Tenant should fail to execute any subordination or other agreement required by this Article promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest in Landlord and is accordingly irrevocable. If any person shall succeed to all or part of Landlord's interests in the Premises whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, and if and as so requested or required by such successor-in-interest, Tenant shall, without charge, attorn to such successor-in-interest. Tenant agrees that it will from time to time upon request by Landlord and, within five (5) days of the date of such request, execute and deliver to such persons as Landlord shall request an estoppel certificate or other similar statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which Rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.

XXXI. ATTORNEYS' FEES.

      In the event that Landlord should retain counsel and/or institute any suit against Tenant for violation of or to enforce any of the covenants or conditions of this Lease, or should Tenant institute any suit against Landlord for violation of any of the covenants or conditions of this Lease, or should either party intervene in any suit in which the other is a party to enforce or protect its interest or rights hereunder, the prevailing party in any such suit shall be entitled to all of its costs, expenses and reasonable fees of its attorney(s) (if and to the extent permitted by law) in connection therewith.

XXXII. NOTICE.

      Whenever any demand, request, approval, consent or notice ("Notice") shall or may be given to either of the parties by the other, each such Notice shall be in writing and shall be sent by registered or certified mail with return receipt requested, or sent by overnight courier service (such as Federal Express) at the respective addresses of the parties for notices as set forth in Section I.A.10. of this Lease, provided that if Tenant has vacated the Premises or is in default of this Lease Landlord may serve Notice by any manner permitted by law. Any Notice under this Lease delivered by registered or certified mail shall be deemed to have been given, delivered, received and effective on the earlier of
(a) the third day following the day on which the same shall have been mailed with sufficient postage prepaid or (b) the delivery date indicated on the return receipt. Notice sent by overnight courier service shall be deemed given, delivered, received and effective upon the day after such Notice is delivered to or picked up by the overnight courier service. Either party may, at any time, change its Notice Address by giving the other party Notice stating the change and setting forth the new Notice Address.

XXXIII. LANDLORD'S LIEN.

      In addition to any statutory lien for rent in Landlord's favor, Landlord (the secured party for purposes hereof) shall have and Tenant (the debtor for purposes hereof) hereby grants to Landlord, an express contract lien and a continuing security interest to secure the payment of all Rent due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant (and any transferees or other occupants of the Premises) presently or hereafter situated on the Premises and upon all proceeds of any insurance which may accrue to Tenant by reason of damage or destruction of any such property. In the event of a default under this Lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code of the state in which the Premises is located, including without limitation the right to sell the property described in this paragraph at public or private sale upon ten (10) days' notice to Tenant, which notice Tenant hereby agrees is adequate and reasonable. Tenant hereby agrees to execute such other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto. Landlord and Tenant agree that this Lease and the security interest granted herein serve as a financing statement, and a copy or photographic or other reproduction of this Paragraph of this Lease may be filed of record by Landlord and have the same force and effect as the original. Tenant warrants and represents that the collateral subject to the security interest granted herein is not purchased or used by Tenant for personal, family or household purposes. Tenant further warrants and represents to Landlord that the lien granted herein constitutes a first and superior lien and that Tenant will not allow the placing of any other lien upon any of the property described in this Article without the prior written consent of Landlord.

XXXIV. EXCEPTED RIGHTS.

      This Lease does not grant any rights to light or air over or about the Building. Landlord specifically excepts and reserves to itself the use of any roofs, the exterior portions of the Premises, all rights to the land and improvements below the improved floor level of the Premises, the improvements and air rights above the Premises and the improvements and air rights located outside the demising walls of the Premises, and such areas within the Premises as are required for installation of utility lines and other installations required to serve any occupants of the Building and the right to maintain and repair the same, and no rights with respect thereto are conferred upon Tenant unless otherwise specifically provided herein. Landlord further reserves to itself the right from time to time: (a) to change the Building's name or street address; (b) to install, fix and maintain signs on the exterior and interior of the Building; (c) to designate and approve window coverings; (d) to make any decorations, alterations, additions, improvements to the Building, or any part thereof (including the Premises) which Landlord shall desire, or deem necessary for the safety, protection, preservation or improvement of the Building, or as Landlord may be required to do by law; (e) to have access to the Premises to perform its duties and obligations and to exercise its rights under this Lease; (f) to retain at all times and to use pass-keys to all locks within and into the Premises; (g) to approve the weight, size, or location of heavy equipment, or articles in and about the Premises; (h) to close or restrict access to the Building at all times other than Normal Business Hours subject to Tenant's right to admittance at all times under such regulations as Landlord may prescribe from time to time, or to close (temporarily or permanently) any of the entrances to the Building; (i) to change the arrangement and/or location of entrances of passageways, doors and doorways, corridors, elevators, stairs, toilets and public parts of the Building; (j) if Tenant has vacated the Premises during the last six (6) months of the Lease Term, to perform additions, alterations and improvements to the Premises in connection with a reletting or anticipated reletting thereof without being responsible or liable for the value or preservation of any then existing improvements to the Premises; and (k) to grant to anyone the exclusive right to conduct any business or undertaking in the Building. Landlord, in accordance with Article XII hereof, shall have the right to enter the Premises in connection with the exercise of any of the rights set forth herein and such entry into the Premises and the performance of any work therein shall not constitute a constructive eviction or entitle Tenant to any abatement or reduction of Rent by reason thereof.

XXXV. SURRENDER OF PREMISES.

      At the expiration or earlier termination of this Lease or Tenant's right of possession hereunder, Tenant shall remove all Tenant's Property from the Premises, remove all Required Removables designated by Landlord and quit and surrender the Premises to Landlord, broom clean, and in good order, condition and repair, ordinary wear and tear excepted. If Tenant fails to remove any of Tenant's Property within one (1) day after the termination of this Lease or Tenant's right to possession hereunder, Landlord, at Tenant's sole cost and expense, shall be entitled to remove and/or store such Tenant's Property and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord, upon demand, any and all expenses caused by such removal and all storage charges against such property so long as the same shall be in the possession of Landlord or under the control of Landlord. In addition, if Tenant fails to remove any Tenant's Property from the Premises or storage, as the case may be, within ten (10) days after written notice from Landlord, Landlord, at its option, may deem all or any part of such Tenant's Property to have been abandoned by Tenant and title thereof shall immediately pass to Landlord.

XXXVI. MISCELLANEOUS.

      A. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law. This Lease represents the result of negotiations between Landlord and Tenant, each of which has been (or has had opportunity to be) represented by counsel of its own selection, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Consequently, Landlord and Tenant agree that the language in all parts of the Lease shall in all cases be construed as a whole according to its fair meaning and neither strictly for nor against Landlord or Tenant.

      B. Tenant agrees not to record this Lease or any memorandum hereof without Landlord's prior written consent.

      C. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the state in which the Building is located.

      D. Events of "Force Majeure" shall include strikes, riots, acts of God, shortages of labor or materials, war, governmental law, regulations or restrictions and any other cause whatsoever that is beyond the control of Landlord. Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to events of Force Majeure.

      E. Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder and in the Building and Property referred to herein, and in such event and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

      F. Tenant hereby represents to Landlord that it has dealt with no brokers in connection with this Lease. Tenant agrees to indemnify and hold Landlord and the Landlord Related Parties harmless from all claims of any brokers claiming to have represented Tenant in connection with this Lease. Landlord agrees to indemnify and hold Tenant and the Tenant Related Parties harmless from all claims of any brokers claiming to have represented Landlord in connection with this Lease.

      G. If there is more than one Tenant, or if the Tenant is comprised of more than one person or entity, the obligations hereunder imposed upon Tenant shall be joint and several obligations of all such parties. All notices, payments, and agreements given or made by, with or to any one of such persons or entities shall be deemed to have been given or made by, with or to all of them.

      H. In the event Tenant is a corporation (including any form of professional association), partnership (general or limited), or other form of organization other than an individual (each such entity is individually referred to herein as an "Organizational Entity"), then Tenant hereby covenants, warrants and represents: (1) that such individual is duly authorized to execute or attest and deliver this Lease on behalf of Tenant in accordance with the organizational documents of Tenant; (2) that this Lease is binding upon Tenant; (3) that Tenant is duly organized and legally existing in the state of its organization, and is qualified to do business in the state in which the Premises is located; and (4) that the execution and delivery of this Lease by Tenant will not result in any breach of, or constitute a default under any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement or other contract or instrument to which Tenant is a party or by which Tenant may be bound. If Tenant is an Organizational Entity, upon request, Tenant will, prior to the Commencement Date, deliver to Landlord true and correct copies of all organizational documents of Tenant, including, without limitation, copies of an appropriate resolution or consent of Tenant's board of directors or other appropriate governing body of Tenant authorizing or ratifying the execution and delivery of this Lease, which resolution or consent will be duly certified to Landlord's satisfaction by an appropriate individual with authority to certify such documents, such as the secretary or assistant secretary or the managing general partner of Tenant.

      I. Tenant acknowledges that the financial capability of Tenant to perform its obligations hereunder is material to Landlord and that Landlord would not enter into this Lease but for its belief, based on its review of Tenant's financial statements, that Tenant is capable of performing such financial obligations. Tenant hereby represents, warrants and certifies to Landlord that its financial statements previously furnished to Landlord were at the time given true and correct in all material respects and that there have been no material subsequent changes thereto as of the date of this Lease. At any time during the Lease Term, Tenant shall provide Landlord, upon ten (10) days' prior written notice from Landlord, with a current financial statement and financial statements of the two (2) years prior to the current financial statement year and such other information as Landlord or its Mortgagee may request in order to create a "business profile" of Tenant and determine Tenant's ability to fulfill its obligations under this Lease. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

      J. Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence of this Lease. This Lease shall create the relationship of Landlord and Tenant between the parties hereto.

      K. This Lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord and Tenant and their respective permitted successors and assigns.

      L. Notwithstanding anything to the contrary contained in this Lease, the expiration of the Lease Term, whether by lapse of time or otherwise, shall not relieve Tenant from Tenant's obligations accruing prior to the expiration of the Lease Term, and such obligations shall survive any such expiration or other termination of the Lease Term.

      M. The headings and titles to the paragraphs of this Lease are for convenience only and shall have no effect upon the construction or interpretation of any part hereof.

      N. LANDLORD HAS DELIVERED A COPY OF THIS LEASE TO TENANT FOR TENANT'S REVIEW ONLY, AND THE DELIVERY HEREOF DOES NOT CONSTITUTE AN OFFER TO TENANT OR OPTION. THIS LEASE SHALL NOT BE EFFECTIVE UNTIL AN ORIGINAL OF THIS LEASE EXECUTED BY BOTH LANDLORD AND TENANT AND AN ORIGINAL GUARANTY, IF ANY, EXECUTED BY EACH GUARANTOR IS DELIVERED TO AND ACCEPTED BY LANDLORD, AND THIS LEASE HAS BEEN APPROVED BY LANDLORD'S MORTGAGEES, IF REQUIRED.

      O. Quiet Enjoyment. Tenant shall, and may peacefully have, hold, and enjoy the Premises, subject to the other terms of this Lease (including, without limitation, Article XXX hereof), provided that Tenant pays the Rent herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Landlord's interest hereunder.

XXXVII. ENTIRE AGREEMENT.

      This Lease agreement, including the following Exhibits:

      Exhibit A   - Outline and Location of Premises
      Exhibit A-2 - Outline and Location of Property
      Exhibit B   - Rules and Regulations
      Exhibit C   - Commencement Letter (INTENTIONALLY OMITTED)
      Exhibit D   - Work Letter Agreement (INTENTIONALLY OMITTED)
      Exhibit E   - Additional Terms (INTENTIONALLY OMITTED)
      Exhibit F   - Parking Agreement
      Exhibit G   - Guaranty of Lease

      constitutes the entire agreement between the parties hereto with respect to the subject matter of this Lease and supersedes all prior agreements and understandings between the parties related to the Premises, including all lease proposals, letters of intent and similar documents. TENANT EXPRESSLY ACKNOWLEDGES AND AGREES THAT LANDLORD HAS NOT MADE AND IS NOT MAKING, AND TENANT, IN EXECUTING AND DELIVERING THIS LEASE, IS NOT RELYING UPON, ANY WARRANTIES, REPRESENTATIONS, PROMISES OR STATEMENTS, EXCEPT TO THE EXTENT THAT THE SAME ARE EXPRESSLY SET FORTH IN THIS LEASE. ALL UNDERSTANDINGS AND AGREEMENTS HERETOFORE MADE BETWEEN THE PARTIES ARE MERGED IN THIS LEASE WHICH ALONE FULLY AND COMPLETELY EXPRESSES THE AGREEMENT OF THE PARTIES, NEITHER PARTY RELYING UPON ANY STATEMENT OR REPRESENTATION NOT EMBODIED IN THIS LEASE. THIS LEASE MAY BE MODIFIED ONLY BY A WRITTEN AGREEMENT SIGNED BY LANDLORD AND TENANT. LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, SUITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, ALL OF WHICH ARE HEREBY WAIVED BY TENANT, AND THAT THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                               LANDLORD:

                               EOP-2010 IRVINE, L.L.C, A DELAWARE LIMITED
                               LIABILITY COMPANY, AS BENEFICIARY OF LAND TRUST DATED JUNE 5, 1997 AND KNOWN AS SHELI Z. ROSENBERG TRUST NO. 2010

                               By: EOP Operating Limited Partnership,a
                                   Delaware limited partnership, its sole member

                                   By: Equity Office Properties Trust, a
                                       Maryland real estate investment trust,
                                       its managing general partner

                                       By: /s/ Peter H. Adams
                                           -------------------------------------
                                       Name: Peter H. Adams
                                       Title: Senior Vice President

                               TENANT:

                               PHOBO.COM,INC., A DELAWARE CORPORATION

                               By: /s/ Fred H. Lerner
                                   -----------------------------------------

                               Name: Fred H. Lerner
                               Title: President

                               By: /s/ Fred H. Lerner
                                   -----------------------------------------

                               Name: Fred H. Lerner
                               Title: Secretary

                                    EXHIBIT A

                                    PREMISES

      This Exhibit is attached to and made a part of the Lease dated the MARCH 5, 1999, by and between EOP-2010 IRVINE, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY, AS BENEFICIARY OF LAND TRUST DATED JUNE 5, 1997 AND KNOWN AS SHELI Z. ROSENBERG TRUST NO. 2010 ("Landlord"), and PHOBO.COM, INC., A DELAWARE CORPORATION ("Tenant") for space in the Building located at 2010 Main Street, Irvine, California.

                                 [PREMISES PLAN]

                                   EXHIBIT A-2

                        OUTLINE AND LOCATION OF PROPERTY

      This Exhibit is attached to and made a part of the Lease dated the MARCH 5, 1999, by and between EOP-2010 IRVINE, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY, AS BENEFICIARY OF LAND TRUST DATED JUNE 5, 1997 AND KNOWN AS SHELI Z. ROSENBERG TRUST NO. 2010 ("LANDLORD"), AND PHOBO.COM, INC., A DELAWARE CORPORATION ("Tenant") for space in the Building located at 2010 Main Street, Irvine, California.

                     [OUTLINE AND LOCATION OF PROPERTY MAP]

                                    EXHIBIT B

                         BUILDING RULES AND REGULATIONS

      The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage associated therewith (if any), the Property and the appurtenances thereto:

1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material of any nature shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant's employees to loiter in common areas or elsewhere in or about the Building or Property.

2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by Tenant or its agents, employees or invitees, shall be paid for by Tenant, and Landlord shall not in any case be responsible therefor.

3. No signs, advertisements or notices shall be painted or affixed on or to any windows, doors or other parts of the Building, except those of such color, size, style and in such places as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven or inserted into any part of the Premises or Building except by the Building maintenance personnel, nor shall any part of the Building be defaced by Tenant.

4. Landlord may provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board listing all tenants, and no other directory shall be permitted unless previously consented to by Landlord in writing.

5. Tenant shall not place any additional lock or locks on any door in the Premises or Building without Landlord's prior written consent. A reasonable number of keys to the locks on the doors in the Premises shall be furnished by Landlord to Tenant at the cost of Tenant, and Tenant shall not have any duplicate keys made. All keys shall be returned to Landlord at the expiration or earlier termination of this Lease.

6. All contractors, contractor's representatives, and installation technicians performing work in the Building shall be subject to Landlord's prior approval and shall be required to comply with Landlord's standard rules, regulations, policies and procedures, as the same may be revised from time to time. Tenant shall be solely responsible for complying with all applicable laws, codes and ordinances pursuant to which said work shall be performed.

7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which require the use of elevators, stairways, lobby areas, or loading dock areas, shall be restricted to hours designated by Landlord. Tenant must seek Landlord's prior approval by providing in writing a detailed listing of any such activity. If approved by Landlord, such activity shall be under the supervision of Landlord and performed in the manner stated by Landlord. Landlord may prohibit any article, equipment or any other item from being brought into the Building. Tenant is to assume all risk for damage to articles moved and injury to any persons resulting from such activity. If any equipment, property, and/or personnel of Landlord or of any other tenant is damaged or injured as a result of or in connection with such activity, Tenant shall be solely liable for any and all damage or loss resulting therefrom.

8. Landlord shall have the power to prescribe the weight and position of safes and other heavy equipment or items, which in all cases shall not in the opinion of Landlord exceed acceptable floor loading and weight distribution requirements. All damage done to the Building by the installation, maintenance, operation, existence or removal of any of Tenant's Property shall be repaired at the expense of Tenant.

9.    Corridor doors, when not in use, shall be kept closed.

10. Tenant shall not: (1) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (2) solicit business or distribute, or cause to be distributed, in any portion of the Building any handbills, promotional materials or other advertising; or (3) conduct or permit any other activities in the Building that might constitute a nuisance.

11. No animals, except seeing eye dogs, shall be brought into or kept in, on or about the Premises.

12. No inflammable, explosive or dangerous fluid or substance shall be used or kept by Tenant in the Premises or Building. Tenant shall not, without Landlord's prior written consent, use, store, install, spill, remove, release or dispose of within or about the Premises or any other portion of the Property, any asbestos-containing materials or any solid, liquid or gaseous material now or hereafter considered toxic or hazardous under the provisions of 42 U.S.C. Section 9601 et seq. or any other applicable environmental law which may now or hereafter be in effect. If Landlord does give written consent to Tenant pursuant to the foregoing sentence, Tenant shall comply with all applicable laws, rules and regulations pertaining to and governing such use by Tenant, and shall remain liable for all costs of cleanup or removal in connection therewith.

13. Tenant shall not use or occupy the Premises in any manner or for any purpose which would injure the reputation or impair the present or future value of the Premises or the Building; without limiting the foregoing, Tenant shall not use or permit the Premises or any portion thereof to be used for lodging, sleeping or for any illegal purpose.

14. Tenant shall not take any action which would violate Landlord's labor contracts affecting the Building or which would cause any work stoppage, picketing, labor disruption or dispute, or any interference with the business of Landlord or any other tenant or occupant of the Building or with the rights and privileges of any person lawfully in the Building. Tenant shall take any actions necessary to resolve any such work stoppage, picketing, labor disruption, dispute or interference and shall have pickets removed and, at the request of Landlord, immediately terminate at any time any construction work being performed in the Premises giving rise to such labor problems, until such time as Landlord shall have given its written consent for such work to resume. Tenant shall have no claim for damages of any nature against Landlord or any of the Landlord Related Parties in connection therewith, nor shall the Commencement Date of the Lease Term be extended as a result thereof.

15. Tenant shall utilize the termite and pest extermination service designated by Landlord to control termites and pests in the Premises. Except as included in Basic Costs, Tenant shall bear the cost and expense of such extermination services.

16. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, any electrical equipment which does not bear the U/L (Underwriters Laboratories) seal of approval, or which would overload the electrical system or any part thereof beyond its capacity for proper, efficient and safe operation as determined by Landlord, taking into consideration the overall electrical system and the present and future requirements therefor in the Building. Tenant shall not furnish any cooling or heating to the Premises, including, without limitation, the use of any electronic or gas heating devices, without Landlord's prior written consent. Tenant shall not use more than its proportionate share of telephone lines available to service the Building.

17. Tenant shall not operate or permit to be operated on the Premises any coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes or other goods), except for those vending machines or similar devices which are for the sole and exclusive use of Tenant's employees, and then only if such operation does not violate the lease of any other tenant of the Building.

18. Bicycles and other vehicles are not permitted inside or on the walkways outside the Building, except in those areas specifically designated by Landlord for such purposes.

19. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, its occupants, entry and use, or its contents. Tenant,

      Tenant's agents, employees, contractors, guests and invitees shall comply with Landlord's reasonable requirements relative thereto.

20. Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord's opinion may tend to impair the reputation of the Building or its desirability for Landlord or other tenants. Upon written notice from Landlord, Tenant will refrain from and/or discontinue such publicity immediately.

21. Tenant shall carry out Tenant's permitted repair, maintenance, alterations, and improvements in the Premises only during times agreed to in advance by Landlord and in a manner which will not interfere with the rights of other tenants in the Building.

22. Canvassing, soliciting, and peddling in or about the Building is prohibited. Tenant shall cooperate and use its best efforts to prevent the same.

23. At no time shall Tenant permit or shall Tenant's agents, employees, contractors, guests, or invitees smoke in any common area of the Building, unless such common area has been declared a designated smoking area by Landlord, or to allow any smoke from the Premises to emanate into the common areas or any other tenant's premises. Landlord shall have the right at any time to designate the Building as a non-smoking building.

24. Tenant shall observe Landlord's rules with respect to maintaining standard window coverings at all windows in the Premises so that the Building presents a uniform exterior appearance. Tenant shall ensure that to the extent reasonably practicable, window coverings are closed on all windows in the Premises while they are exposed to the direct rays of the sun.

25. All deliveries to or from the Premises shall be made only at such times, in the areas and through the entrances and exits designated for such purposes by Landlord. Tenant shall not permit the process of receiving deliveries to or from the Premises outside of said areas or in a manner which may interfere with the use by any other tenant of its premises or of any common areas, any pedestrian use of such area, or any use which is inconsistent with good business practice.

26. The work of cleaning personnel shall not be hindered by Tenant after 5:30 P.M., and such cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles necessary to prevent unreasonable hardship to Landlord regarding cleaning service.

                                    EXHIBIT C

                              COMMENCEMENT LETTER

                              INTENTIONALLY OMITTED

                                    EXHIBIT D

                                   WORK LETTER

                             INTENTIONALLY OMITTED

                                    EXHIBIT E

                                ADDITIONAL TERMS

                             INTENTIONALLY OMITTED

                                    EXHIBIT F

                                PARKING AGREEMENT

      This Exhibit is attached to and made a part of the Lease dated March 5, 1999, by and between EOP-2010 IRVINE, L.L.C., a Delaware limited liability company, as beneficiary of land trust dated June 5, 1997 and known as Sheli Z. Rosenberg Trust No. 2010 ("Landlord"), and PHOBO.COM, INC., a Delaware corporation ("Tenant") for space in the Building located at 2010 Main Street, Irvine, California.

1. The parties acknowledge that they are contemporaneously herewith entering into a certain lease dated March 5, 1999 (the "Lease") for the premises known as Suite 570 (the "Premises") located in the building known as 2010 Main Plaza (the "Building"). In the event of any conflict between the Lease and this Parking Agreement, the latter shall control.

2. Landlord hereby grants to Tenant and persons designated by Tenant a license to use ten (10) unreserved parking spaces in the Building parking facilities. The term of such license shall commence on the Commencement Date under the Lease and shall continue until the earlier to occur of the Termination Date under the Lease, or termination of the Lease or Tenant's abandonment of the Premises thereunder. During the term of this license, Tenant shall pay Landlord the monthly charges established from time to time by Landlord for parking in the Building parking facilities, payable in advance, with Tenant's payment of monthly Base Rental. The initial charge for such parking spaces is $55.00 per unreserved parking space, per month. No deductions from the monthly charge shall be made for days on which the Building parking facilities are not used by Tenant. Tenant may, from time to time request additional parking spaces, and if Landlord shall provide the same, such parking spaces shall be provided and used on a month-to-month basis, and otherwise on the foregoing terms and provisions, and at such monthly parking charges as Landlord shall establish from time to time.

3. Tenant shall at all times comply with all applicable ordinances, rules, regulations, codes, laws, statutes and requirements of all federal, state, county and municipal governmental bodies or their subdivisions respecting the use of the Building parking facilities. Landlord reserves the right to adopt, modify and enforce reasonable rules ("Rules") governing the use of the Building parking facilities from time to time including any key-card, sticker or other identification or entrance system and hours of operation. The Rules set forth herein are currently in effect. Landlord may refuse to permit any person who violates such Rules to park in the Building parking facilities, and any violation of the Rules shall subject the car to removal from the Building parking facilities.

4. Tenant may validate visitor parking by such method or methods as Landlord may approve, at the validation rate from time to time generally applicable to visitor parking. Unless specified to the contrary above, the parking spaces hereunder shall be provided on a unreserved "first-come, first-served" basis. Tenant acknowledges that Landlord has or may arrange for the Building parking facilities to be operated by an independent contractor, not affiliated with Landlord. In such event, Tenant acknowledges that Landlord shall have no liability for claims arising through acts or omissions of such independent contractor, if such contractor is reputable. Landlord shall have no liability whatsoever for any damage to building or any other items located in the Building parking facilities, nor for any personal injuries or death arising out of any matter relating to the Building parking facilities, and in all events, tenant agrees to look first to its insurance carrier and to require that Tenant's employees look first to their respective insurance carriers for payment of any losses sustained in connection with any use of the Building parking facilities. Tenant hereby waives on behalf of its insurance carriers all rights of subrogation against Landlord or Landlord's agents. Landlord reserves the right to assign specific parking spaces, and to reserve parking spaces for visitors, small cars, handicapped persons and for other tenants, guests of tenants or other parties which assignment and reservation of spaces may be relocated as determined by Landlord from time to time, and Tenant and persons designated by Tenant hereunder shall not park in any such assigned or reserved parking spaces. Landlord also reserves the right to close all or any portion of the Building parking facilities in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the Building parking facilities, or if required by casualty, strike, condemnation, act of God, governmental law or requirement or other reason beyond Landlord's reasonable control. In such event, Landlord shall refund any prepaid parking rent hereunder, prorated on a per diem basis. If, for any other reason, Tenant or persons properly designated by Tenant, shall be denied access to the Building parking facilities, and Tenant or such persons shall have complied with this Parking Agreement and this Parking Agreement shall be in effect, Landlord's liability shall be limited to such parking charges (excluding tickets for parking violations) incurred by Tenant or such persons in utilizing alternative parking, which amount Landlord shall pay upon presentation or documentation supporting Tenant's claims in connection therewith.

5. If Tenant shall default under this Parking Agreement, Landlord shall have the right to remove from the Building parking facilities any vehicles hereunder which shall have been involved or shall have been owned or driven by parties involved in causing such default, without liability therefore whatsoever. In addition, if Tenant shall default under this Parking Agreement, Landlord shall have the right to cancel this Parking Agreement on ten (10) days' written notice, unless within such ten (10) day period, Tenant cures such default. If Tenant defaults with respect to the same term or condition under this Parking Agreement more than three times during any twelve (12) month period, and Landlord notifies Tenant thereof promptly after each such default, the next default of such term or condition during the succeeding twelve (12) month period, shall, at Landlord's election, constitute an incurable default. Such cancellation right shall be cumulative and in addition to any other rights or remedies available to Landlord at law or equity, or provided under the Lease (all of which rights and remedies under the Lease are hereby incorporated herein, as though fully set forth). Any default by Tenant under the Lease shall be a default under this Parking Agreement, and any default under this Parking Agreement shall be a default under the Lease.

                                      RULES

      (i) Building parking facilities hours shall be 6:00 a.m. to 8:00 p.m., however, Tenant shall have access to the parking facilities on a 24 hour basis, 7 days a week. Tenant shall not store or permit its employees to store any automobiles in the Building parking facilities without the prior written consent of Landlord. Except for emergency repairs, Tenant and its employees shall not perform any work on any automobiles while located in the Building parking facilities, or on the Property or Project. If it is necessary for Tenant or its employees to leave an automobile in the Building parking facilities or on the Property or Project overnight, Tenant shall provide Landlord with prior notice thereof designating the license plate number and model of such automobile.

      (ii) Cars must be parked entirely within the stall lines painted on the floor, and only small cars may be parked in areas reserved for small cars.

      (iii) All directional signs and arrows must be observed,

      (iv)  The speed limit shall be 5 miles per hour.

      (v) Parking spaces reserved for handicapped parking must be used only by vehicles properly designated.

      (vi) Parking is prohibited in all areas not expressly designated for parking, including without limitation:

            (a) Areas not striped for parking

            (b) aisles

            (c) where "no parking" signs are posted

            (d) ramps

            (e) loading zones

      (vii) Parking stickers, key cards or any other devices or forms of identification or entry supplied by Landlord shall remain the property of Landlord. Such devices must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void.

      (viii) Monthly fees shall be payable in advance prior to the first day of each month. Failure to do so will automatically cancel parking privileges and a charge at the prevailing daily parking rate will be due. No deductions or allowances from the monthly rate will be made for days on which the Building parking facilities is not used by Tenant or its designees.

      (ix) Building parking facilities managers or attendants are not authorized to make or allow any exceptions to these Rules.

      (x)   Every parker is required to park and lock his/her own car.

      (xi) Loss or theft of parking identification, key cards or other such devices must be reported to Landlord and to any parking facilities manager immediately. Any parking devices reported lost or stolen found on any authorized car will be confiscated and the illegal holder will be subject to prosecution. Lost or stolen devices found by Tenant or its employees must be reported to the office of the garage immediately.

      (xii) Washing, waxing, cleaning or servicing of any vehicle by the customer and/or his agents is prohibited. Parking spaces may be used only for parking automobiles.

      (xiii)By signing this Parking Agreement, Tenant agrees to acquaint all persons to whom Tenant assigns parking spaces with these Rules.

6. NO LIABILITY. TENANT ACKNOWLEDGES AND AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, LANDLORD SHALL NOT BE RESPONSIBLE FOR ANY LOSS OR DAMAGE TO TENANT OR TENANT'S PROPERTY (INCLUDING, WITHOUT LIMITATIONS, ANY LOSS OR DAMAGE TO TENANT'S AUTOMOBILE OR THE CONTENTS THEREOF DUE TO THEFT, VANDALISM OR ACCIDENT) ARISING FROM OR RELATED TO TENANT'S USE OF THE BUILDING PARKING FACILITIES OR EXERCISE OF ANY RIGHTS UNDER THIS PARKING AGREEMENT, WHETHER OR NOT SUCH LOSS OR DAMAGE RESULTS FROM LANDLORD'S ACTIVE NEGLIGENCE OR NEGLIGENT OMISSION. THE LIMITATION ON LANDLORD'S LIABILITY UNDER THE PRECEDING SENTENCE SHALL NOT APPLY HOWEVER TO LOSS OR DAMAGE ARISING DIRECTLY FROM LANDLORD'S WILLFUL MISCONDUCT.

7. Release of Liability. Without limiting the provisions of Paragraph 6 above, Tenant hereby voluntarily releases, discharges, waives and relinquishes any and all actions or causes of action for personal injury or property damage occurring to Tenant arising as a result of parking in the Building parking facilities, or any activities incidental thereto, wherever or however the same may occur, and further agrees that Tenant will not prosecute any claim for personal injury or property damage against Landlord or any of its officers, agents, servants or employees for any said causes of action. It is the intention of Tenant by this instrument, to exempt and relieve Landlord from liability for personal injury or property damage caused by negligence.

8. The provisions of Article XXIV of the Lease are hereby incorporated by reference as if fully recited.

      Tenant acknowledges that Tenant has read the provisions of this Parking Agreement, has been fully and completely advised of the potential dangers incidental to parking in the Building parking facilities and is fully aware of the legal consequences of signing this instrument.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Exhibit in multiple original counterparts as of the day and year first above written.

                               LANDLORD:

                               EOP-2010 IRVINE, L.L.C, A DELAWARE LIMITED
                               LIABILITY COMPANY, AS BENEFICIARY OF LAND TRUST DATED JUNE 5, 1997 AND KNOWN AS SHELI Z. ROSENBERG TRUST NO. 2010

                               By: EOP Operating Limited Partnership, a
                                   Delaware limited partnership, its sole member

                                   By: Equity Office Properties Trust, a
                                       Maryland real estate investment trust,
                                       its managing general partner

                                       By: /s/ Peter H. Adams
                                           -------------------------------------
                                       Name: Peter H. Adams
                                       Title: Senior Vice President

                               TENANT:

                               PHOBO.COM,INC., a,Delaware corporation

                               By: /s/ Fred H. Lerner
                                   ---------------------------------------------
                               Name: Fred H. Lerner
                               Title: President

                               By: /s/ Fred H. Lerner
                                   ---------------------------------------------
                               Name: Fred H. Lerner
                               Title: Secretary

                                    EXHIBIT G

                                GUARANTY OF LEASE

      GUARANTY OF LEASE DATED MARCH 5 , 1999, BY AND BETWEEN EOP-2010 IRVINE, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY, AS BENEFICIARY OF LAND TRUST DATED JUNE 5, 1997 AND KNOWN AS SHELI Z, ROSENBERG TRUST NO, 2010 ("LANDLORD") AND PHOBO.COM, INC., A DELAWARE CORPORATION ("TENANT").

      FOR VALUE RECEIVED and in consideration for and as an inducement to Landlord to lease certain real property to Tenant, pursuant to a lease (the "Lease") of even date herewith, the undersigned does hereby unconditionally and irrevocably guarantee to Landlord the punctual payment of all Rent, (as such term is defined in the Lease) payable by Tenant under the Lease throughout the term of the Lease and any and all renewals and extensions thereof in accordance with and subject to the provisions of the Lease, and the full performance and observance of all other terms, covenants, conditions and agreements therein provided to be performed and observed by Tenant under the terms of the Lease, for which the undersigned shall be jointly and severally liable with Tenant. If any default on the part of Tenant shall occur under the Lease, the undersigned does hereby covenant and agree to pay to Landlord in each and every instance such sum or sums of money and to perform each and every covenant, condition and agreement under the Lease as Tenant is and shall become liable for or obligated to pay or perform under the Lease, together with the costs reasonably incurred by Landlord in connection therewith, including without limitation reasonable attorneys' fees. Such payments of Rent and other sums shall be made monthly or at such other intervals as the same shall or may become payable under the Lease, including any accelerations thereof, all without requiring any notice from Landlord (other than any notice required by the Lease) of such non-payment or non performance, all of which the undersigned hereby expressly waives.

      The maintenance of any action or proceeding by Landlord to recover any sum or sums that may be or become due under the Lease and to secure the performance of any of the other terms, covenants and conditions of the Lease shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for any subsequent default or defaults of Tenant under the Lease. The undersigned does hereby consent that without affecting the liability of the undersigned under this Guaranty and without notice to the undersigned, time may be given by Landlord to Tenant for payment of Rent and such other sums and performance of said other terms, covenants and conditions, or any of them, and such time extended and indulgence granted, from time to time, or Tenant may be dispossessed or Landlord may avail itself of or exercise any or all of the rights and remedies against Tenant provided by law or by the Lease, and may proceed either against Tenant alone or jointly against Tenant and the undersigned or against the undersigned alone without first prosecuting or exhausting any remedy or claim against Tenant. The undersigned does hereby further consent to any subsequent change, modification or amendment of the Lease in any of its terms, covenants or conditions, or in the Rent payable thereunder, or in the premises demised thereby, or in the term thereof, and to any assignment or assignments of the Lease, and to any subletting or sublettings of the premises demised by the Lease, and to any renewals or extensions thereof, all of which may be made without notice to or consent of the undersigned and without in any manner releasing or relieving the undersigned from liability under this Guaranty.

      The undersigned does hereby agree that the bankruptcy of Tenant shall have no effect on the obligations of the undersigned hereunder. The undersigned does hereby further agree that in respect of any payments made by the undersigned hereunder, the undersigned shall not have any rights based on suretyship, subrogation or otherwise to stand in the place of Landlord so as to compete with Landlord as a creditor of Tenant, unless and until all claims of Landlord under the Lease shall have been fully paid and satisfied.

      Neither this Guaranty nor any of the provisions hereof can be modified, waived or terminated, except by a written instrument signed by Landlord. The provisions of this Guaranty shall apply to, bind and inure to the benefit of the undersigned and Landlord and their respective heirs, legal representatives, successors and assigns. The undersigned, if there be more than one, shall be jointly and severally liable hereunder, and for purposes of such several liability the word "undersigned" wherever used herein shall be construed to refer to each of the undersigned parties separately, all in the same manner and with the same effect as if each of them had signed separate instruments, and this Guaranty shall not be revoked or impaired as to any of such parties by the death or another party or by revocation or release of any obligations hereunder of any other party. This Guaranty shall be governed by and construed in accordance with the internal laws of the state where the premises demised by the Lease are located. For the purpose solely of litigating any dispute under this Guaranty, the undersigned submits to the jurisdiction of the courts of said state.

      IN WITNESS WHEREOF, the undersigned has/have executed this Guaranty as of the date of the Lease.

                                   GUARANTOR(S):

                                   /s/ Fred H. Lerner
                                   ---------------------------------------------
                                   Name: Fred H. Lerner


                                   Social Security Number

                              NOTARY ACKNOWLEDGMENT
                                   (Guarantor)

State of California )
County of Orange    )

      On February 26, 1999 before me, Gena Y. Jones personally appeared Fred H. Lerner, personally known to me - OR - proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

[SEAL]
     GENA Y. JONES
    COMM.# 1058240
Notary Public-California         WITNESS my hand and official seal.
ORANGE COUNTY
 My Comm. Expires MAY 7, 1999
                                 /s/ Gena Y. Jones
                                 ----------------------------------
                                           Notary Public

My Commission Expires:__________________________

________________________________________________________________________________
                                OPTIONAL SECTION

CAPACITY CLAIMED BY SIGNER

      Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

(check one)

___________ INDIVIDUAL

___________ CORPORATE OFFICER(S)
            TITLE(S)_________________________

            _________________________________
___________ PARTNER(S)     _______ LIMITED
                           _______ GENERAL

___________ ATTORNEY-IN-FACT
___________ TRUSTEE(S)
___________ GUARDIAN/CONSERVATOR
___________ OTHER:________________________

         SIGNER IS REPRESENTING:
          Name of Person(s) or Entity(ies)

______________________________________________

______________________________________________

________________________________________________________________________________
                                OPTIONAL SECTION

THIS CERTIFICATE MUST BE                  TITLE OR TYPE OF DOCUMENT:
ATTACHED TO THE DOCUMENT                  Guaranty of Lease
DESCRIBED AT RIGHT:                       NUMBER OF PAGES_______________________
                                          DATE OF DOCUMENT______________________

                                          SIGNER(S) OTHER THAN NAMED ABOVE:

                                          ______________________________________
                                          ______________________________________
                                          ______________________________________
                                          ______________________________________

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                            FIRST AMENDMENT TO LEASE

      THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made and entered into as of the 16th day of February, 2000, by and between EOP-2010 IRVINE, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY, AS BENEFICIARY OF LAND TRUST DATED JUNE 5, 1997 AND KNOWN AS STANLEY M. STEVENS TRUST NO. 2010 ("Landlord") and PHOBO.COM, INC., A DELAWARE CORPORATION ("Tenant").

WITNESSETH

A. WHEREAS, Landlord and Tenant are parties to that certain lease dated the 5th day of March, 1999 (the "Lease"), for space currently containing approximately 2,347 rentable square feet of space (the "Original Premises") described as Suite No. 570 on the 5th floor of the building commonly known as 2010 Main Plaza and the address of which is 2010 Main Street, Irvine, California (the "Building"); and

B. WHEREAS, Tenant has requested that additional space containing approximately 1,472 rentable square feet described as Suite No. 580 on the 5th floor of the Building shown on Exhibit A hereto (the "Expansion Space") be added to the Original Premises and that the Lease be appropriately amended and Landlord is willing to do the same on the terms and conditions set forth below;

C. WHEREAS, the Lease by its terms shall expire on March 31, 2000 ("Prior Termination Date"), and the parties desire to extend the term of the Lease, all on the terms and conditions set forth below;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I. EXPANSION. Effective as of the Expansion Effective Date (as hereinafter defined), the Premises, as defined in the Lease, is increased from 2,347 rentable square feet on the 5th floor to 3,819 rentable square feet on the 5th floor by the addition of the Expansion Space, and from and after the Expansion Effective Date, the Original Premises and the Expansion Space, collectively, shall be deemed the Premises, as defined in the Lease. The Lease Term for the Expansion Space shall commence on the Expansion Effective Date and end on the Extended Termination Date (as hereinafter defined). The Expansion Space is subject to all the terms and conditions of the Lease except as expressly modified herein and except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions granted with respect to the Original Premises unless such concessions are expressly provided for herein with respect to the Expansion Space.

      A.    The Expansion Effective Date shall be February 16, 2000.

      B. The Expansion Effective Date shall be delayed to the extent that Landlord fails to deliver possession of the Expansion Space for any reason, including but not limited to, holding over by prior occupants. Any such delay in the Expansion Effective Date shall not subject Landlord to any liability for any loss or damage resulting therefrom. If the Expansion Effective Date is delayed, the Extended Termination Date (as hereinafter defined) shall not be similarly extended.

II. EXTENSION. The Lease Term is extended for a period of 12 months and shall expire on March 31, 2001 ("Extended Termination Date"), unless sooner terminated in accordance with the terms of the Lease. That portion of the Lease Term commencing the day immediately following the Prior Termination Date ("Extension Date") and ending on the Extended Termination Date shall be referred to herein as the "Extended Term".

III.  MONTHLY BASE RENTAL.

      A. ORIGINAL PREMISES THROUGH PRIOR TERMINATION DATE. The Base Rental, Additional Base Rental and all other charges under the Lease shall be payable as provided therein with respect to the Original Premises through and including the Prior Termination Date.

      B. ORIGINAL PREMISES FROM AND AFTER EXTENSION DATE. As of the Extension Date, the schedule of monthly installments of Base Rental payable with respect to the Original Premises during the Extended Term is the following:

            Tenant shall pay Landlord the sum of $76,042.80 as Base Rental for the Original Premises during the Extended Term in 12 monthly installments as follows:

            1. 12 equal installments of $6,336.90 each payable on or before the first day of each month during the period beginning April 1, 2000 and ending March 31, 2001.

            All such Base Rental shall be payable by Tenant in accordance with the terms of Article IV of the Lease.

      C. EXPANSION SPACE FROM EXPANSION EFFECTIVE DATE THROUGH EXTENDED TERMINATION DATE. As of the Expansion Effective Date, the schedule of monthly installments of Base Rental payable with respect to the Expansion Space for the balance of the original Lease Term and the Extended Term is the following:

            Tenant shall pay Landlord the sum of $53,521.92 as Base Rental for the balance of the original Lease Term and the Extended Term in 14 monthly installments as follows:

            1. 1 installment of $1,854.72 (i.e. $132.48 per diem x 14 days) payable on or before the first day of each month during the period beginning February 16, 2000 and ending February 29, 2000.

            2. 13 equal installments of $3,974.40 each payable on or before the first day of each month during the period beginning March 1, 2000 and ending March 31, 2001.

            All such Base Rental shall be payable by Tenant in accordance with the terms of Article IV of the Lease.

IV. ADDITIONAL SECURITY DEPOSIT. Upon Tenant's execution hereof, Tenant shall pay $4,371.84 to Landlord which is added to and becomes part of the Security Deposit, if any, held by Landlord as provided under the Lease as security for payment of Rent and the performance of other terms and conditions of the Lease by Tenant. Accordingly, simultaneous with the execution hereof, the Security Deposit is increased from $7,357.85 to $11,729.69.

V. TENANT'S PRO RATA SHARE. For the period commencing with the Expansion Effective Date and ending on the Extended Termination Date, Tenant's Pro Rata Share for the Expansion Space is 0.5241%.

VI.   BASIC COSTS.

      A. ORIGINAL PREMISES FOR THE EXTENDED TERM. For the period commencing with the Extension Date and ending on the Extended Termination Date, Tenant shall pay for Tenant's Pro Rata Share of Basic Costs applicable to the Original Premises in accordance with the terms of the Lease, provided, however, during such period, the Base Year for the computation of Tenant's Pro Rata Share of Basic Costs applicable to the Original Premises is amended from 1999 to 2000.

            B. Expansion Space From Expansion Effective Date Through Extended Termination Date. For the period commencing with the Expansion Effective Date and ending on the Extended Termination Date, Tenant shall pay for Tenant's Pro Rata Share of Basic Costs applicable to the Expansion Space in accordance with the terms of the Lease, provided, however, during such period, the Base Year for the computation of Tenant's Pro Rata Share of Basic Costs applicable to the Expansion Space is 2000.

VII.  IMPROVEMENTS TO EXPANSION SPACE.

      A. CONDITION OF ORIGINAL PREMISES AND EXPANSION SPACE. Tenant acknowledges that it is in possession of the Original Premises and that it has inspected the Expansion Space and agrees to accept both the Original Premises and the Expansion Space "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided otherwise in this Amendment.

      B. RESPONSIBILITY FOR IMPROVEMENTS TO EXPANSION SPACE. Landlord at its sole cost and expense (subject to the terms and provisions set forth below) shall perform improvements to the Expansion Space in accordance with Schedule 1 attached hereto and made a part hereof, using Building Standard methods, materials and finishes. The improvements to be performed by Landlord in accordance with Schedule 1 are hereinafter referred to as the "Landlord's Work." Landlord shall enter into a direct contract for the Landlord's Work with a general contractor selected by Landlord. In addition, Landlord shall have the right to select and/or approve of any subcontractors used in connection with the Landlord's Work. Landlord's supervision or performance of any work for or on behalf of Tenant shall not be deemed a representation by Landlord that such work complies with applicable insurance requirements, building codes, ordinances, laws or regulations, or that the improvements constructed in accordance with the Plans and any revisions thereto will be adequate for Tenant's use.

      C. CHANGES IN SCHEDULE 1 FOR EXPANSION SPACE. If Tenant shall request any revisions to Schedule 1, Landlord shall have such revisions prepared at Tenant's sole cost and expense and Tenant shall reimburse Landlord for the cost of preparing any such revisions to
            Schedule 1 upon demand. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing of the increased cost in the Landlord's Work, if any, resulting from such revisions to Schedule
            1. Tenant shall, within 1 Business Day, notify Landlord in writing whether it desires to proceed with such revisions. In the absence of such written authorization, Landlord shall have the option to continue work on the Expansion Space disregarding the requested revision. Tenant shall be responsible for any delay in completion of the Expansion Space resulting from any revision to Schedule 1. In the event such revisions result in an increase in the cost of Landlord's Work, such increased costs shall be payable by Tenant upon demand. Notwithstanding anything herein to the contrary, all revisions to Schedule 1 shall be subject to the approval of Landlord.

VIII. EARLY ACCESS TO EXPANSION SPACE. During any period that Tenant shall be permitted to enter the Expansion Space prior to the Expansion Effective Date (e.g., to perform alterations or improvements), Tenant shall comply with all terms and provisions of the Lease, except those provisions requiring payment of Base Rental or Additional Base Rental as to the Expansion Space. If Tenant takes possession of the Expansion Space prior to the Expansion Effective Date for any reason whatsoever (other than the performance of work in the Expansion Space with Landlord's prior approval), such possession shall be subject to all the terms and conditions of the Lease and this Amendment, and Tenant shall pay Base Rental and Additional Base Rental as applicable to the Expansion Space to Landlord on a per diem basis for each day of occupancy prior to the Expansion Effective Date.

IX. OTHER PERTINENT PROVISIONS. Landlord and Tenant agree that, effective as of the date hereof (unless different effective date(s) is/are specifically referenced in this Section), the Lease shall be amended in the following additional respects:

      A. PARKING. The Parking Agreement attached to the Lease as Exhibit F shall be amended to reflect that effective as of the Extension Date and continuing until the Extended Termination Date, and subject to the terms and conditions of the Lease as amended hereby, Tenant agrees to lease from Landlord and Landlord agrees to lease to Tenant, and Tenant shall pay for, whether or not Tenant uses, a total of 13 parking spaces (the "Original Premises Spaces") in the Building parking facilities, for use by Tenant and/or its employees applicable to the Original Premises. Of the 13 Original Premises Spaces allotted to Tenant, all 13 shall be unreserved spaces at the rate of $55.00 per unreserved space per month and none shall be reserved spaces.

            Effective as of the Expansion Effective Date and continuing until the Extended Termination Date, and subject to the terms and conditions of the Lease as amended hereby, Tenant agrees to lease from Landlord and Landlord agrees to lease to Tenant, and Tenant shall pay for, whether or not Tenant uses, a total of 10 additional parking spaces (the "Suite 580 Spaces") in the Building parking facilities, for use by Tenant and/or its employees applicable to the Expansion Space. All such Suite 580 Spaces shall be unreserved spaces at the rate of $55.00 per space per month.

            The use of all such Spaces shall otherwise be in accordance with the terms of the Lease, including, without limitation, the terms of the Parking Agreement attached to the Lease as Exhibit F.

      B. NOTICE ADDRESSES. Paragraph 1.A.10 of the Lease is hereby amended to reflect that Landlord's notice address and the place for payment of Rent shall be as follows:

                 EOP-2010 IRVINE, L.L.C., A DELAWARE
                 LIMITED LIABILITY COMPANY, AS BENEFICIARY OF
                 LAND TRUST DATED JUNE 5, 1997 AND KNOWN
                 AS STANLEY M. STEVENS TRUST NO. 2010
                 c/o Equity Office Properties
                 2010 Main Street
                 Suite No. 350
                 Irvine, California 92614
                 Attention: Building Manager

                 With a copy to:

                 Equity Office Properties
                 Two North Riverside Plaza
                 Suite 2200
                 Chicago, Illinois 60606
                 Attention: Regional Counsel - Pacific Region

                 Payments of Rent only shall be made payable to the order of:

                 Equity Office Properties

                 at the following address:

                 EOP Operating Limited Partnership
                 DBA 2010 Main Plaza
                 Department # 8799
                 Los Angeles, California 90084-8799

      C.    RIGHT OF FIRST OFFER.

            1. Tenant shall have the one time right of first offer (the "Right of First Offer") with respect to the 6,821 rentable square feet described as Suite 400 on the 4th floor of the Building shown on the demising plan attached hereto as Exhibit B (the "Offering Space"), which Right of First Offer shall be exercised as follows: commencing on the Extension Date, at any time after Landlord has determined that the existing tenant in the Offering Space will not extend or renew the term of its lease for the Offering Space (but prior to leasing such Offering Space to a party other than the existing tenant), Landlord shall advise Tenant (the "Advice") of the terms under which Landlord is prepared to lease the Offering Space to Tenant for the remainder of the Extended Term, which terms shall reflect the Prevailing Market (hereinafter defined) rate for such Offering Space as reasonably determined by Landlord. Tenant may lease such Offering Space in its entirety only, under such terms, by delivering written notice of exercise to Landlord ("Notice of Exercise") within 5 days after the date of the Advice, except that Tenant shall have no such Right of First Offer and Landlord need not provide Tenant with an Advice, if:

                  a. Tenant is in default under the Lease as amended hereby at the time Landlord would otherwise deliver the Advice; or

                  b. the Premises, or any portion thereof, is sublet at the time Landlord would otherwise deliver the Advice; or

                  c. the Lease as amended hereby has been assigned prior to the date Landlord would otherwise deliver the Advice; or

                  d. Tenant is not occupying the Premises on the date Landlord would otherwise deliver the Advice; or

                  e. the Offering Space is not intended for the exclusive use of Tenant during the Extended Term; or

                  f. the existing tenant in the Offering Space is interested in extending or renewing its lease for the Offering Space or entering into a new lease for such Offering Space.

            2.    a.    The term for the Offering Space shall be for a minimum
                        of 36 months and shall commence upon the commencement date stated in the Advice and thereupon such Offering
                        Space shall be considered a part of the Premises, provided that all of the terms stated in the Advice shall govern Tenant's leasing of the Offering Space and only to the extent that they do not conflict with the Advice, the terms and conditions of the Lease as amended hereby shall apply to the Offering Space.
                        Notwithstanding the foregoing, if Tenant exercises its Acceleration Option (as set forth in Section IX.D.
                        hereof) with respect to the Original Premises and the Expansion Space, then in such event and upon such termination of the Lease as amended hereby with respect to the Original Premises and the Expansion Space, the Offering Space shall then be deemed the Premises and shall be subject to all the terms and conditions of the Lease as amended hereby.

                  b. Tenant shall pay Base Rental and Additional Base Rental for the Offering Space in accordance with the terms and conditions of the Advice, which terms and conditions shall reflect the Prevailing Market rate for the Offering Space as determined in Landlord's reasonable judgment.

                  c. The Offering Space (including improvements and personalty, if any) shall be accepted by Tenant in its condition and as-built configuration existing on the earlier of the date Tenant takes possession of the Offering Space or as of the date the term for such Offering Space commences, unless the Advice specifies any work to be performed by Landlord in the Offering Space, in which case Landlord shall perform such work in the Offering Space.

            3. The rights of Tenant hereunder with respect to the Offering Space shall terminate on the earlier to occur of: (i) Tenant's failure to exercise its Right of First Offer within the 5 day period provided in Paragraph IX.C.1 above, and (ii) the date Landlord would have provided Tenant an Advice if Tenant had not been in violation of one or more of the conditions set forth in Paragraph IX.C.1 above.

            4. a. If Tenant exercises its Right of First Offer, Landlord shall prepare an amendment (the "Offering Amendment") adding the Offering Space to the Premises on the terms set forth in the Advice and reflecting the changes in the Base Rental, Rentable Area of the Premises, Tenant's Pro Rata Share and other appropriate terms.

            5. b. A copy of the Offering Amendment shall be (i) sent to Tenant within a reasonable time after receipt of the Notice of Exercise executed by Tenant, and (ii) executed by Tenant and returned to Landlord within ten (10) days thereafter. An otherwise valid exercise of the Right of First Offer shall, at Landlord's option, be fully effective whether or not the Offering Amendment is executed.For purposes hereof, Prevailing Market rate shall mean the annual rental rate per square foot for space comparable to the Offering Space in the Building and office buildings comparable to the Building in the John Wayne Airport area of Newport Beach and Irvine, California under leases and renewal and expansion amendments being entered into at or about the time that Prevailing Market is being determined giving appropriate consideration to tenant concessions, brokerage commissions, tenant improvement allowances, and the method of allocating operating expenses and taxes. Notwithstanding the foregoing, space leased under any of the following circumstances shall not be considered to be comparable for purposes hereof: (i) the lease term is for less than the lease term of the offering space, (ii) the space is encumbered by the option rights of another tenant, or (iii) the space has a lack of windows and/or an awkward or unusual shape or configuration. The foregoing is not intended to be an exclusive list of space that will not be considered to be comparable.

            6. Notwithstanding anything herein to the contrary, Tenant's Right of First Offer is subject and subordinate to the rights (whether such rights are designated as a renewal, extension, right of first offer, right of first refusal, expansion option or otherwise) of any tenant of the Building existing on the date hereof.

      D. ACCELERATION RIGHT. If, and only if, Tenant properly exercises its Right of First Offer with respect to the Offering Space as set forth in Section IX.C. above, Tenant shall have the right to accelerate the Extended Termination Date ("Acceleration Option") with respect to the Original Premises and the Expansion Space only from March 31, 2001 to the day that is the day prior to the commencement date with respect to the Offering Space (the "Accelerated Expiration Date") as determined in Section IX.C. above, if:

            1. Tenant is not in default under the Lease as amended hereby at the date Tenant provides Landlord with an Acceleration Notice (hereinafter defined);

            2. no part of the Premises is sublet for a term extending past the Accelerated Expiration Date;

            3.    the Lease as amended hereby has not been assigned;

            4. Landlord receives notice of acceleration ("Acceleration Notice") not less than 90 days prior to the Accelerated Expiration Date;

            5. Tenant shall remain liable for all Base Rental, Additional Rent and other sums due under the Lease as amended hereby up to and including the Accelerated Expiration Date even though billings for such may occur subsequent to the Accelerated Expiration Date.

            If Tenant, subsequent to providing Landlord with an Acceleration Notice, defaults in any of the provisions of the Lease, as amended hereby, (including, without limitation, a failure to take possession of the Offering Space), Landlord, at its option, may (i) declare Tenant's exercise of the Acceleration Option to be null and void, or
            (ii) continue to honor Tenant's exercise of its Acceleration Option, in which case, Tenant shall remain liable for the payment of all Base Rental, Additional Rent and other sums due under the Lease as amended hereby on the Original Premises and the Expansion Space up to and including the Accelerated Expiration Date even though billings for such may occur subsequent to the Accelerated Expiration Date. Tenant's exercise of the Acceleration Option shall not affect Tenant's lease of the Offering Space, which shall continue as contemplated in Section IX.C above.

X.    MISCELLANEOUS.

      A. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

      B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

      C. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

      D. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

      E. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

      F. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Landlord Related Parties") harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "Tenant Related Parties") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

      G. This Amendment shall be of no force and effect unless and until accepted by Fred H. Lerner, guarantor of the Lease ("Guarantor") pursuant to Guaranty of Lease dated March 5, 1999 ("Guaranty"), who by signing below agrees that the Guaranty shall apply to the Lease as amended herein.

      IN WITNESS WHEREOF, Landlord, Tenant, and Guarantor have duly executed this Amendment as of the day and year first above written.

                              LANDLORD:

                              EOP-2010 IRVINE, L.L.C, A DELAWARE LIMITED
                              LIABILITY COMPANY, AS BENEFICIARY OF LAND TRUST DATED JUNE 5, 1997 AND KNOWN AS STANLEY M. STEVENS TRUST NO. 2010

                              By: EOP Operating Limited Partnership, a
                                  Delaware limited partnership, its sole member

                                  By: Equity Office Properties Trust, a Maryland
                                      real estate investment trust, its managing
                                      general partner

                                      By: /s/ Robert E. Dezzutti
                                          --------------------------------------
                                          Name: Robert E. Dezzutti
                                          Title: Vice President

                              TENANT:

                              PHOBO.COM, INC., A DELAWARE CORPORATION

                              By: /s/ Fred H. Lerner
                                  ----------------------------------------------
                                  Name: Fred H. Lerner
                                  Title: President CEO

                              By: /s/ Randi A. Albertson
                                  ----------------------------------------------
                                  Name: Randi A. Albertson
                                  Title: VP CFO

                              GUARANTOR:

                              /s/ Fred H. Lerner
                              --------------------------------------------------
                              FRED H. LERNER, personally
                              Social Security No.:

                                    EXHIBIT A

                                Attach Floor Plan
                            Showing Expansion Space

                                  [FLOOR PLAN]

                                    EXHIBIT A

                                   SCHEDULE 1

                         DESCRIPTION OF LANDLORD'S WORK

      Landlord shall repaint the interior painted walls throughout the Expansion Space using Building Standard methods, materials and finishes.

                                   SCHEDULE 1

                                    EXHIBIT B

                                Attach Floor Plan
                             Showing Offering Space

                                  [FLOOR PLAN]

                                    EXHIBIT B

      SECOND AMENDMENT TO LEASE AND FIRST AMENDMENT TO GUARANTY

      THIS SECOND AMENDMENT TO LEASE AND FIRST AMENDMENT TO GUARANTY (this "Amendment") is made and entered into as of the 13th day of April, 2000, by and between EOP-2010 IRVINE, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY, AS BENEFICIARY OF LAND TRUST DATED JUNE 5, 1997 AND KNOWN AS STANLEY M. STEVENS TRUST NO. 2010 ("Landlord"), and PHOBO.COM, INC., A DELAWARE CORPORATION ("Tenant").

                                   WITNESSETH

A. WHEREAS, Landlord and Tenant are parties to that certain lease dated the 5th day of March, 1999 for space currently containing approximately 3,819 rentable square feet (the "Original Premises") described as Suite Nos. 570 and 580 on the 5th floor of the building commonly known as 2010 Main Plaza and the address of which is 2010 Main Street, Irvine, California (the "Building"), which lease has been previously amended by First Amendment to Lease dated February 16, 2000 ("First Amendment") (collectively, the "Lease"); and

B. WHEREAS, Tenant and Landlord agree to relocate Tenant from the Original Premises to 6,821 rentable square feet of space described as Suite No. 400 on the 4th floor of the Building shown on Exhibit A attached hereto (the "Substitution Space"); and

C. WHEREAS, the Lease by its terms shall expire on March 31, 2001 ("Prior Extended Termination Date"), and the parties desire to extend the Term, all on the terms and conditions hereinafter set forth; and

D. WHEREAS, pursuant to that certain guaranty of lease dated as of March 5, 1999 (the "Guaranty"), Fred H. Lerner ("Guarantor") guaranteed Tenant's obligations under the Lease, as amended, and Landlord and Guarantor desire to amend the Guaranty on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I.    SUBSTITUTION.

      A. Effective as of the Substitution Effective Date (hereinafter defined), the Premises is hereby increased from 3,819 rentable square feet, described as Suite Nos. 570 and 580 on the 5th floor of the Building, to 6,821 rentable square feet, described as Suite No. 400 on the 4th floor of the Building, by substituting the Substitution Space for the Original Premises.

      B. The Term for the Substitution Space shall commence on the Substitution Effective Date and, unless sooner terminated pursuant to the terms of the Lease, shall end on the Second Extended Termination Date (as hereinafter defined). The Substitution Space is subject to all the terms and conditions of the Lease except as expressly modified herein and except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions granted with respect to the Original Premises unless such concessions are expressly provided for herein with respect to the Substitution Space. Effective as of the Substitution Effective Date, the Lease shall be terminated with respect to the Original Premises, and, unless otherwise specified, "Premises" shall mean the Substitution Space. Tenant shall vacate the Original Premises as of the Substitution Effective Date (such date that Tenant is required to vacate the Original Premises being referred to herein as the "Original Premises Vacation Date") and return the same to Landlord in "broom clean" condition and otherwise in accordance with the terms and conditions of the Lease. Notwithstanding anything to the contrary contained herein, if the Original Premises Vacation Date is subsequent to the Substitution Effective Date (such period commencing on the Substitution Effective Date and ending on the Original Premises Vacation Date is referred to herein as the "Vacation Period"), then, during the Vacation Period, Tenant shall comply with all terms and provisions of the Lease with respect to the Original Premises as though the Original Premises were still deemed part of the Premises hereunder, provided that Tenant's obligation for payment of Base

            Rental or Additional Base Rental shall be determined in accordance with Section IX hereof.

II.   SUBSTITUTION EFFECTIVE DATE.

      A. The "Substitution Effective Date" shall be the later to occur of (i) June 1, 2000 (the "Target Substitution Effective Date"), and (ii) the date upon which the Landlord Work (hereinafter defined) in the Substitution Space has been substantially completed; provided however, that if Landlord shall be delayed in substantially completing the Landlord Work in the Substitution Space as a result of the occurrence of any of the following (a "Delay"):

            1. Tenant's failure to furnish information or to respond to any request by Landlord for any approval or information within any time period prescribed or, if no time period is prescribed, then within 2 Business Days of such request; or

            2. Tenant's insistence on materials, finishes or installations that have long lead times after having first been informed by Landlord that such materials, finishes or installations will cause a Delay; or

            3.    Changes in any plans and specification; or

            4. The performance or non-performance by a person or entity employed by Tenant in the completion of any work (all such work and such persons or entities being subject to the prior approval of Landlord); or

            5. Any request by Tenant that Landlord delay the completion of any of the Landlord Work; or

            6. Any breach or default by Tenant in the performance of Tenant's obligations under this Amendment or the Lease; or

            7. Any delay resulting from Tenant's having taken possession of the Substitution Space for any reason prior to substantial completion of the Landlord Work; or

            8. Any other delay chargeable to Tenant, its agents, employees or independent contractors;

      then, for purposes of determining the Substitution Effective Date, the date of substantial completion shall be deemed to be the day that the Landlord Work would have been substantially completed absent any such Delay(s). The Substitution Space shall be deemed to be substantially completed on the date that Landlord reasonably determines that all of the Landlord Work has been performed (or would have been performed absent any Delay[s]), other than any details of construction, mechanical adjustment or any other matter, the nonperformance of which does not materially interfere with Tenant's use of the Substitution Space. The adjustment of the Substitution Effective Date and, accordingly, the postponement of Tenant's obligation to pay Rent on the Substitution Space shall be Tenant's sole remedy and shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Substitution Space not being ready for occupancy by Tenant on the Target Substitution Effective Date. During any period that the Substitution Effective Date is postponed and Tenant's obligation to pay Rent for the Substitution Space is correspondingly postponed, Tenant shall continue to be obligated to pay Rent for the Original Premises in accordance with the terms of the Lease.

      B. In addition to the postponement, if any, of the Substitution Effective Date as a result of the applicability of Section II.A. of this Amendment, the Substitution Effective Date shall be delayed to the extent that Landlord fails to deliver possession of the Substitution Space for any other reason (other than Delays by Tenant), including, but not limited to, holding over by prior occupants. Any such delay in the Substitution Effective Date shall not subject Landlord to any liability for any loss or damage resulting therefrom. If the Substitution Effective Date is delayed, the Second Extended Termination Date (as hereinafter defined) shall not be similarly extended.

III. EXTENSION. The Term is extended for a period of 26 months and shall expire on May 31, 2003 ("Second Extended Termination Date"), unless sooner terminated in accordance with the terms of the Lease. That portion of the Term commencing the day immediately following the Prior Extended Termination Date ("Second Extension Date") and ending on the Second Extended Termination Date shall be referred to herein as the "Second Extended Term".

IV. MONTHLY BASE RENTAL. Commencing on the Substitution Effective Date through the Second Extended Termination Date, the schedule of monthly installments of Base Rental contained in the Lease is hereby revised as follows:

      Tenant shall pay Landlord the sum of $663,001.20 as Base Rental for the Substitution Space in 36 equal installments of $18,416.70 each payable on or before the first day of each month during the period beginning June 1, 2000 and ending May 31, 2003.

      All such Base Rental shall be payable by Tenant in accordance with the terms of Article IV of the Lease.

      Landlord and Tenant acknowledge that the foregoing schedule is based on the assumption that the Substitution Effective Date is the Target Substitution Effective Date. If the Substitution Effective Date is later than the Target Substitution Effective Date, (i) the schedule set forth above with respect to the payment of any installments of Base Rental for the Substitution Space shall be appropriately adjusted on a per diem basis to reflect the actual Substitution Effective Date and the actual Substitution Effective Date shall be set forth in a confirmation letter to be prepared by Landlord.

V. TENANT'S PRO RATA SHARE. For the period commencing with the Substitution Effective Date and ending on the Second Extended Termination Date, Tenant's Pro Rata Share for the Premises is 2.4284%.

VI. BASIC COSTS. For the period commencing with the Substitution Effective Date and ending on the Second Extended Termination Date, Tenant shall pay for Tenant's Pro Rata Share of Basic Costs applicable to the Premises in accordance with the terms of the Lease, provided, however, during such period, the Base Year for the computation of Tenant's Pro Rata Share of Basic Costs applicable to the Premises is 2000.

VII.  IMPROVEMENTS TO SUBSTITUTION SPACE.

      A. CONDITION OF SUBSTITUTION SPACE. Tenant has inspected the Substitution Space and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided otherwise in this Amendment.

      B. RESPONSIBILITY FOR IMPROVEMENTS TO SUBSTITUTION SPACE. Landlord at its sole cost and expense (subject to the terms and provisions set forth below) shall perform improvements to the Substitution Space in accordance with the work list (the "Work List") attached hereto as
            Schedule 1 and made a part hereof, using Building Standard methods, materials and finishes. The improvements to be performed by Landlord in accordance with Schedule 1 are hereinafter referred to as the "Landlord Work." Landlord shall enter into a direct contract for the Landlord Work with a general contractor selected by Landlord. In addition, Landlord shall have the right to select and/or approve of any subcontractors used in connection with the Landlord Work. Landlord's supervision or performance of any work for or on behalf of Tenant shall not be deemed a representation by Landlord that such work complies with applicable insurance requirements, building codes, ordinances, laws or regulations, or that the improvements constructed in accordance with Schedule 1 and any revisions thereto will be adequate for Tenant's use.

      C. CHANGES IN SCHEDULE 1 FOR SUBSTITUTION SPACE. If Tenant shall request any revisions to Schedule 1, Landlord shall have such revisions prepared at Tenant's sole cost and expense and Tenant shall reimburse Landlord for the cost of preparing any such revisions to Schedule 1 upon demand. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing of the increased cost in the Landlord Work, if any, resulting from such revisions to
            Schedule 1. Tenant shall, within 1 Business Day, notify Landlord in writing whether it desires to proceed with such revisions. In the absence of such written authorization, Landlord shall have the option to continue work on the Substitution Space disregarding the requested revisions. Tenant shall be responsible for any Delay in completion of the Substitution Space resulting from any revisions to Schedule 1. In the event such revisions result in an increase in the cost of the Landlord Work, such increased cost shall be payable by Tenant upon demand. Notwithstanding anything herein to the contrary, all revisions to
            Schedule 1 shall be subject to the approval of Landlord.

VIII. EARLY ACCESS TO SUBSTITUTION SPACE. During any period that Tenant shall be permitted to enter the Substitution Space prior to the Substitution Effective Date (e.g., to perform alterations or improvements), if any, Tenant shall comply with all terms and provisions of the Lease, except those provisions requiring payment of Base Rental or Additional Base Rental as to the Substitution Space. If Tenant takes possession of the Substitution Space prior to the Substitution Effective Date for any reason whatsoever (other than the performance of work in the Substitution Space with Landlord's prior approval), such possession shall be subject to all the terms and conditions of the Lease and this Amendment, and Tenant shall pay Base Rental and Additional Base Rental as applicable to the Substitution Space to Landlord on a per diem basis for each day of occupancy prior to the Substitution Effective Date.

IX. HOLDING OVER. In the event Tenant continues to occupy the Original Premises after the Original Premises Vacation Date, occupancy of the Original Premises subsequent to the Original Premises Vacation Date shall be that of a tenancy at sufferance and in no event for month-to-month or year-to-year, but Tenant shall, throughout the entire holdover period, be subject to all the terms and provisions of the Lease and shall pay for its use and occupancy an amount (on a per month basis without reduction for any partial months during any such holdover) equal to twice the sum of the Base Rental and Additional Base Rental due for the period immediately preceding such holding over, provided that in no event shall Base Rental and Additional Base Rental during the holdover period be less than the fair market rental for the Original Premises. No holding over by Tenant in the Original Premises or payments of money by Tenant to Landlord after the Original Premises Vacation Date shall be construed to prevent Landlord from recovery of immediate possession of the Original Premises by summary proceedings or otherwise. In addition to the obligation to pay the amounts set forth above during any such holdover period, Tenant also shall be liable to Landlord for all damage, including any consequential damage, which Landlord may suffer by reason of any holding over by Tenant in the Original Premises, and Tenant shall indemnify Landlord against any and all claims made by any other tenant or prospective tenant against Landlord for delay by Landlord in delivering possession of the Original Premises to such other tenant or prospective tenant.

X. OTHER PERTINENT PROVISIONS. Landlord and Tenant agree that, effective as of the date hereof (unless different effective date(s) is/are specifically referenced in this Section), the Lease shall be amended in the following additional respects:

      A. PARKING. Effective as of the Substitution Effective Date, Section IX.A. of the First Amendment shall be deleted in its entirety and shall be deemed null and void and shall be of no further force and effect. Accordingly, effective as of the Substitution Effective Date and continuing until the Second Extended Termination Date, and subject to the terms and conditions of the Lease as amended hereby, Exhibit F of the Lease, as amended, shall be further amended to reflect that Tenant agrees to lease from Landlord and Landlord agrees to lease to Tenant, and Tenant shall pay for, whether or not Tenant uses, a total of 42 parking spaces (the "Spaces") in the Building parking facilities, for use by Tenant and/or its employees applicable to the Substitution Space. Of the 42 Spaces allotted to Tenant, 41 shall be unreserved Spaces at the rate of $55.00 per unreserved Space per month and 1 shall be a reserved Space at the rate pf $55.00 per reserved Space per month.

            The use of all such Spaces shall otherwise be in accordance with the terms of the Lease, including, without limitation, the terms of the Parking Agreement attached to the Lease as Exhibit F.

      B. DELETION OF RIGHT OF FIRST OFFER. Effective as of the Substitution Effective Date, Section IX.C. of the First Amendment is hereby deleted in its entirety and shall be of no further force and effect.

      C. DELETION OF ACCELERATION RIGHT. Effective as of the Substitution Effective Date, Section IX.D. of the First Amendment is hereby deleted in its entirety and shall be of no further force and effect.

XI.   MISCELLANEOUS.

      A. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Substitution Space, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

      B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

      C. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

      D. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

      E. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

      F. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Landlord Related Parties") harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "Tenant Related Parties") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

      G. This Amendment shall be of no force and effect unless and until accepted by the Guarantor who by signing below shall agree that the Guaranty shall apply to the Lease as amended herein.

      IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

                              LANDLORD:

                              EOP-2010 IRVINE, L.L.C, A DELAWARE LIMITED
                              LIABILITY COMPANY, AS BENEFICIARY OF LAND
                              TRUST DATED JUNE 5, 1997 AND KNOWN AS STANLEY M. STEVENS TRUST NO. 2010

                              By: EOP Operating Limited Partnership,a
                                  Delaware limited partnership, its sole
                                  member

                                  By: Equity Office Properties Trust, a
                                      Maryland real estate investment trust,its
                                      managing general partner

                                      BY: /s/ Peter H. Adams
                                          --------------------------------------
                                          Name: Peter H. Adams
                                          Title: Senior Vice President

                              TENANT:

                              PHOBO.COM,INC., A DELAWARE CORPORATION

                              By: /s/ Fred H. Lerner
                                  ----------------------------------------------
                                  Name: Fred H. Lerner
                                  Title: President/CEO

                              By: ______________________________________________
                                  Name: ________________________________________
                                  Title: _______________________________________

      The undersigned Guarantor consents to this Amendment as of the day and year first above written, and acknowledges that the Guaranty is hereby amended by adding the following to the end of the first paragraph of the Guaranty:

      "Notwithstanding the foregoing, the maximum liability of Guarantor under this Guaranty shall be the sum of: (a) $110,000.00 ("Maximum Amount"), plus (b) any court costs and reasonable attorneys' fees reasonably incurred by Landlord in connection with enforcing this Guaranty. In addition, provided Landlord has not asserted any claim against Tenant under the Lease or the undersigned for payment under this Guaranty prior to the effective date of any reduction in the Maximum Amount, the Maximum Amount shall reduce to $73,333.33 effective as of the 1st anniversary of the Substitution Effective Date and $36,666.66 effective as of the 2nd anniversary of the Substitution Effective Date. All amounts received by Landlord from any party (other than Guarantor) in payment of any amounts due under the Lease shall be applied first to amounts due under the Lease that are not guaranteed by this Guaranty. In addition, if Landlord receives anything of value other than cash in payment of amounts due under the Lease, then such value shall also be applied first to amounts due under the Lease that are not guaranteed by this Guaranty. In the event Tenant has an initial public offering establishing a net worth of Tenant equal to or greater than $8,000,000, then in such event, upon written verification to Landlord in form and substance satisfactory to Landlord in its reasonable discretion, and provided Tenant is not then in default under the Lease, this Guaranty shall be terminated and be of no further force and effect."

                                          GUARANTOR:

                                          /s/ Fred H. Lerner
                                          --------------------------------------
                                          FRED H. LERNER, personally
                                          Social Security No.:

                                          The undersigned represents and
                                          warrants that she is the spouse of the
                                          above Guarantor and as such spouse,
                                          she has read this Amendment and
                                          consents to the liability imposed by
                                          the Guaranty, as amended herein.

                                          SPOUSE

                                          /s/ Carol A. Lerner
                                          --------------------------------------
                                          Name: Carol A. Lerner
                                          SSN:

                                    EXHIBIT A

                               SUBSTITUTION SPACE

                                 Suite No.: 400

        Rentable Area of Substitution Space: 6,821 rentable square feet

                           [SUBSTITUTION SPACE PLAN]

                                    EXHIBIT A

                                   SCHEDULE 1

                                    WORK LIST

      Landlord, at its sole cost and expense (subject to the terms and provisions of Section VII of this Amendment) shall perform improvements to the Substitution Space in accordance with the following Work List using Building standard methods, materials and finishes:

                                    WORK LIST

      1.    Demo all low walls within the Substitution Space;

      2. Cap off electricity and phone, which were previously located in the demolished low walls described above, within the Substitution Space;

      3.    Remove all wall covering on walls affected by the low wall demo;

      4. Paint all painted surfaces within the Substitution Space, including areas where wall covering has been removed;

      5. Replace existing carpeting and rubber base, as well as carpet the large storage room, within the Substitution Space;

      6. Add phone and electricity in any cubicle areas within the Substitution Space where none currently exists; and

      7.    Replace VCT flooring in kitchen area.

This Schedule 1 shall not be deemed applicable to any other additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the Premises or any additions to the Premises in the event of a renewal or extension of the Lease Term, whether by any options under the Lease or otherwise, unless expressly so provided in an amendment or supplement to the Lease.

                                   SCHEDULE 1

                                       THIRD AMENDMENT

      THIS THIRD AMENDMENT (the "Amendment") is made and entered into as of the 1st day of Oct, 2001, by and between EOP-2010 IRVINE, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY, AS BENEFICIARY OF LAND TRUST DATED JUNE 5, 1997 AND KNOWN AS STANLEY M. STEVENS TRUST NO. 2010 ("Landlord") and RITZ INTERACTIVE, INC., A DELAWARE CORPORATION ("Tenant").

                                   WITNESSETH

A. WHEREAS, Landlord (formerly known as EOP-2010 IRVINE, L.L.C., a Delaware limited liability company, as beneficiary of land trust dated June 5, 1997 and known as Sheli Z. Rosenberg Trust No. 2010) and Tenant (formerly known as Phobo.com, Inc., a Delaware corporation) are parties to that certain lease dated the 5th day of March, 1999, which lease has been previously amended by First Amendment to Lease dated February 16, 2000, Second Amendment to Lease and First Amendment to Guaranty dated April 13, 2000, and Commencement Letter dated June 1, 2000 (collectively, the "Lease") for space currently containing approximately 6,821 rentable square feet described as Suite No. 400 on the 4th floor (the "Premises") of the building commonly known as 2010 Main Plaza and the address of which is 2010 Main Street, Irvine, California (the "Building"); and

B. WHEREAS, Tenant and Landlord mutually desire that the Lease be amended on and subject to the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

      1. AMENDMENT. Landlord and Tenant agree that the Lease shall be amended in accordance with the following terms and conditions:

      1. TENANT. Retroactively effective as of July 13, 2001, the Tenant shall be known as RITZ INTERACTIVE, INC., A DELAWARE CORPORATION. All references in the Lease to Tenant shall refer to RITZ INTERACTIVE, INC., A DELAWARE CORPORATION as if RITZ INTERACTIVE, INC., A DELAWARE CORPORATION were originally stated as the Tenant therein.

      2.    MISCELLANEOUS.

            A. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

            B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

            C. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

            D. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

            E. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

            F. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Landlord Related Parties") harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "Tenant Related Parties") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

            G. This Amendment shall be of no force and effect unless and until accepted by any guarantors of the Lease, who by signing below shall agree that their guarantee shall apply to the Lease as amended herein, unless such requirement is waived by Landlord in writing.

      IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

                              LANDLORD:

                              EOP-2010 IRVINE, L.L.C., A DELAWARE LIMITED
                              LIABILITY COMPANY, AS BENEFICIARY OF LAND TRUST DATED JUNE 5, 1997 AND KNOWN AS STANLEY M. STEVENS TRUST NO. 2010

                              By: EOP Operating Limited Partnership, a
                                  Delaware limited partnership, its sole member

                                  By: Equity Office Properties Trust, a
                                      Maryland real estate investment trust, its
                                      general partner

                                      By: /s/ Robert E. Dezzutti
                                          ---------------------------
                                      Name: Robert E. Dezzutti

                                      Title: Senior Vice President

                                   TENANT:

                                   RITZ INTERACTIVE INC., A DELAWARE CORPORATION

                                   By: /s/ Fred H. Lerner
                                       ---------------------------
                                   Name: Fred H. Lerner

                                   Title: President

                                   GUARANTOR:

                                   FRED H. LERNER

                                   /s/ FRED H. LERNER
                                   -------------------------
                                   FRED H. LERNER

                                   Soc. Sec. No.

                                FOURTH AMENDMENT

      THIS FOURTH AMENDMENT (the "Amendment") is made and entered into as of the 10th day of February, 2003, by and between CA-2010 IRVINE LIMITED PARTNERSHIP,
A DELAWARE LIMITED PARTNERSHIP, AS BENEFICIARY OF LAND TRUST DATED JUNE 5, 1997 AND KNOWN AS STANLEY M. STEVENS TRUST NO. 2010 ("Landlord"), and RITZ INTERACTIVE, INC., A DELAWARE CORPORATION ("Tenant").

                                    RECITALS

A. Landlord (as successor in conversion to EOP-2010 IRVINE, L.L.C., a Delaware limited liability company, as beneficiary of land trust dated June 5, 1997 and known as Stanley M. Stevens Trust No. 2010) and Tenant (formerly known as Phobo.com, Inc., a Delaware corporation) are parties to that certain lease dated March 5, 1999, which lease has been previously amended by First Amendment to Lease dated February 16, 2000, Second Amendment to Lease and First Amendment to Guaranty dated April 13, 2000, Third Amendment dated October 1, 2001 and a Commencement Letter dated June 1, 2000 (collectively, the "Lease"). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 6,821 rentable square feet (the "Premises") described as Suite No. 400 on the 4th floor of the building commonly known as 2010 Main Plaza located at 2010 Main Street, Irvine, California (the "Building").

B. The Lease Term by its terms shall expire on May 31, 2003 ("Second Prior Termination Date"), and the parties desire to extend the Lease Term, all on the following terms and conditions.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I. EXTENSION. The Lease Term is hereby extended for a period of 62 months and shall expire on July 31, 2008 ("Third Extended Termination Date"), unless sooner terminated in accordance with the terms of the Lease. That portion of the Lease Term commencing the day immediately following the Second Prior Termination Date ("Third Extension Date") and ending on the Third Extended Termination Date shall be referred to herein as the "Third Extended Term".

II. MONTHLY BASE RENTAL. As of the Third Extension Date, the schedule of Monthly Base Rental payable with respect to the Premises during the Third Extended Term is the following:

                    ANNUAL RATE        ANNUAL              MONTHLY
   PERIOD         PER SQUARE FOOT    BASE RENTAL         BASE RENTAL
   ------         ---------------    -----------         -----------
6/1/03-7/31/08       $25.20          $171,889.20          $14,324.10

      Notwithstanding the above schedule of Monthly Base Rental to the contrary, as long as Tenant is not in default, Tenant shall be entitled to an abatement of 2 full calendar months of Monthly Base Rental in the aggregate amount of $28,648.20 (i.e. $14,324.10 per month) (the "Abated Monthly Base Rental") for the period commencing on July 1, 2003 and ending on August 31, 2003 (the "Abatement Period"). The payment by Tenant of the Abated Monthly Base Rental in the event of a default shall not limit or affect any of Landlord's other rights, pursuant to the Lease or at Law or in equity. Only Monthly Base Rental shall be abated during the Abatement Period and all other Additional Base Rental and other costs and charges specified in the Lease shall remain as due and payable pursuant to the provisions of the Lease.

      All such Monthly Base Rental shall be payable by Tenant in accordance with the terms of the Lease.

III. ADDITIONAL SECURITY DEPOSIT. Upon Tenant's execution hereof, Tenant shall pay Landlord the sum of $11,729.69 which is added to and becomes part of the Security Deposit held Landlord as provided under Article VI of the Lease as security for payment of Rent and the performance of the other terms and conditions of the Lease by Tenant. Accordingly, simultaneous with the execution hereof, the Security Deposit is increased from $11,729.69 to $23,459.38.

IV. BASIC COSTS. For the period commencing on the Third Extension Date and ending on the Third Extended Termination Date, Tenant shall pay for Tenant's Pro Rata Share of Basic Costs in accordance with the terms of the Lease, provided, however, during such period, the Base Year for the computation of Tenant's Pro Rata Share of Basic Costs is amended from 2000 to 2003.

V.    IMPROVEMENTS TO PREMISES.

      A. CONDITION OF PREMISES. Tenant is in possession of the Premises and accepts the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided otherwise in this Amendment.

      B. RESPONSIBILITY FOR IMPROVEMENTS TO PREMISES. Landlord shall perform improvements to the Premises in accordance with the Work Letter attached hereto as EXHIBIT A.

VI. OTHER PERTINENT PROVISIONS. Landlord and Tenant agree that, effective as of the date of this Amendment (unless different effective date(s) is/are specifically referenced in this Section), the Lease shall be amended in the following additional respects:

      A.    RENEWAL OPTION.

            1. Grant of Option; Conditions. Tenant shall have the right to extend the Lease Term (the "Renewal Option") for one additional period of 5 years commencing on the day following the Third Termination Date of the Third Extended Term and ending on the 5th anniversary of the Third Termination Date (the "Renewal Term"), if:

                  a. Landlord receives notice of exercise ("Initial Renewal Notice") not less than 6 full calendar months prior to the expiration of the initial Term and not more than 12 full calendar months prior to the expiration of the Third Extended Term; and

                  b. Tenant is not in default under the Lease beyond any applicable cure periods at the time that Tenant delivers its Initial Renewal Notice or at the time Tenant delivers its Binding Notice (as defined below); and

                  c. No more than 25% of the Premises is sublet at the time that Tenant delivers its Initial Renewal Notice or at the time Tenant delivers its Binding Notice; and

                  d. The Lease has not been assigned (excluding permitted transfers) prior to the date that Tenant delivers its Initial Renewal Notice or prior to the date Tenant delivers its Binding Notice.

            2.    Terms Applicable to Premises During Renewal Term.

                  a. The initial Monthly Base Rental rate per rentable square foot for the Premises during the Renewal Term shall equal the Prevailing Market (hereinafter defined) rate per rentable square foot for the Premises. Monthly Base Rental attributable to the Premises shall be payable in monthly installments in accordance with the terms and conditions of Article IV of the Lease.

                  b. Tenant shall pay Additional Base Rental (i.e. Basic Costs) for the Premises during the Renewal Term in accordance with Article IV of the Lease, and the manner and method in which Tenant reimburses Landlord for Tenant's share of Basic Costs and the Base Year, if any, applicable to such matter, shall be some of the factors considered in determining the Prevailing Market rate for the Renewal Term.

            3. Procedure for Determining Prevailing Market. Within 30 days after receipt of Tenant's Initial Renewal Notice, Landlord shall advise Tenant of the applicable Monthly Base Rental rate for the Premises for the Renewal Term. Tenant, within 15 days after the date on which Landlord advises Tenant of the applicable Monthly Base Rental rate for the Renewal Term, shall either (i) give Landlord final binding written notice ("Binding Notice") of Tenant's exercise of its Renewal Option, or (ii) if Tenant disagrees with Landlord's determination, provide Landlord with written notice of rejection (the "Rejection Notice"). If Tenant fails to provide Landlord with either a Binding Notice or Rejection Notice within such 15 day period, Tenant's Renewal Option shall be null and void and of no further force and effect. If Tenant provides Landlord with a Binding Notice, Landlord and Tenant shall enter into the Renewal Amendment (as defined below) upon the terms and conditions set forth herein. If Tenant provides Landlord with a Rejection Notice, Landlord and Tenant shall work together in good faith to agree upon the Prevailing Market rate for the Premises during the Renewal Term. When Landlord and Tenant have agreed upon the Prevailing Market rate for the Premises, such agreement shall be reflected in a written agreement between Landlord and Tenant, whether in a letter or otherwise, and Landlord and Tenant shall enter into the Renewal Amendment in accordance with the terms and conditions hereof. Notwithstanding the foregoing, if Landlord and Tenant are unable to agree upon the Prevailing Market rate for the Premises within 30 days after the date Tenant provides Landlord with the Rejection Notice, Tenant's Renewal Option shall be deemed to be null and void and of no force and effect.

            4. Renewal Amendment. If Tenant is entitled to and properly exercises its Renewal Option, Landlord shall prepare an amendment (the "Renewal Amendment") to reflect changes in the Monthly Base Rental, Lease Term, Termination Date and other appropriate terms. The Renewal Amendment shall be sent to Tenant within a reasonable time after Landlord's receipt of the Binding Notice or other written agreement by Landlord and Tenant regarding the Prevailing Market rate, and Tenant shall execute and return the Renewal Amendment to Landlord within 15 days after Tenant's receipt of same, but, upon final agreement by Landlord and Tenant of the Prevailing Market rate applicable during the Renewal Term as described herein, an otherwise valid exercise of the Renewal Option shall be fully effective whether or not the Renewal Amendment is executed.

            5. Definition of Prevailing Market. For purposes of this Renewal Option, "Prevailing Market" shall mean the arms length fair market annual rental rate per rentable square foot under renewal leases, new leases and amendments entered into on or about the date on which the Prevailing Market is being determined hereunder for space comparable to the Premises in the Building and office buildings comparable to the Building in the Irvine, Costa Mesa, Santa Ana areas of the John Wayne Airport area , marketplace. The determination of Prevailing Market shall take into account any material economic differences between the terms of the Lease and any comparison lease or amendment, such as rent abatements, commissions, construction costs and other concessions and the manner, if any, in which the landlord under any such lease is reimbursed for operating expenses and taxes. The determination of Prevailing Market shall also take into consideration any reasonably anticipated changes in the Prevailing Market rate from the time such Prevailing Market rate is being determined and the time such Prevailing Market rate will become effective under the Lease.

      B. HVAC. Effective as of the Third Extension Date, the following shall be added to the end of Article VII.A.2 of the Lease:

            "Tenant shall be entitled to receive 25 hours of free-after hours HVAC per calendar year, which hours shall not be cumulative or compounded."

      C. PARKING. Effective as of the Third Extension Date and ending on the Third Extended Termination Date, and subject to the terms and conditions of the Lease as amended hereby, Exhibit F of the Lease, as amended, shall be further amended to reflect that Tenant agrees to lease from Landlord and Landlord agrees to lease to Tenant, and Tenant shall pay for, whether or not Tenant uses, a minimum of 10 and a maximum of 27 unreserved parking spaces, but shall lease 1 reserved parking spaces (collectively, the "Parking Spaces") in the Building parking facilities, for use by Tenant and/or its employees applicable to the Premises. Notwithstanding the foregoing, upon Tenant's written request and subject to Landlord's availability, Tenant may request additional parking spaces during the Third Extended Term. Tenant shall pay to Landlord $35.00 per month per unreserved parking space and $65.00 per month per reserved parking space. The use of such Parking Spaces shall otherwise be in accordance with the terms of the Lease, including, without limitation, the terms of the Parking Agreement attached to the Lease as Exhibit F.

      D. GUARANTY OF LEASE. Effective as of the Third Extension Date and provided Tenant is not in default of the Lease, the Guaranty of Lease set forth in Exhibit G of the Lease, as amended, shall be deleted in its entirety and of no further force or effect.

      E. HOLDING OVER. Effective as of the Third Extension Date and provided Tenant is not in default of the Lease, "twice the sum of the Base Rental and Additional Base Rental" set forth in the 2nd sentence of
            Article XXIX shall be deleted and "150% of the sum of the Monthly Base Rental and Additional Base Rental" shall be substituted therefor.

VII.  MISCELLANEOUS.

      A. This Amendment and the attached exhibits, which are hereby incorporated into and made a part of this Amendment, set forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

      B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

      C. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

      D. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

      E. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

      F. Tenant hereby represents to Landlord that Tenant has dealt with no broker other than Insignia in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Landlord Related Parties") harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "Tenant Related Parties") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

      G. Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

      H. At Landlord's option, this Amendment shall be of no force and effect unless and until accepted by any guarantors of the Lease, who by signing below shall agree that their guaranty shall apply to the Lease as amended herein, unless such requirement is waived by Landlord in writing.

                       [SIGNATURES ARE ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

                    LANDLORD:

                    CA-2010 IRVINE LIMITED PARTNERSHIP, A DELAWARE
                    LIMITED PARTNERSHIP, AS BENEFICIARY OF LAND TRUST DATED JUNE 5, 1997 AND KNOWN AS STANLEY M. STEVENS TRUST
                    NO. 2010

                    By: EOM GP, L.L.C., a Delaware limited liability
                        company, its general partner

                         By: Equity Office Management, L.L.C., a
                             Delaware limited liability company, its non-
                             member manager

                             By: /s/ Frank R. Campbell
                                 -------------------------
                             Name: Frank R. Campbell
                             Title: Vice President

                    TENANT:

                    RITZ INTERACTIVE, LNC., A DELAWARE CORPORATION

                    By: /s/ Fred H. Lerner
                        -------------------------
                    Name: Fred H. Lerner
                    Title: President

                                    EXHIBIT A

                                   WORK LETTER

This Exhibit is attached to and made a part of the Amendment by and betweenCA-2010 IRVINE LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP, AS BENEFICIARY OF LAND TRUST DATED JUNE 5,1997 AND KNOWN AS STANLEY M. STEVENS TRUST NO. 2010 ("Landlord") and RITZ INTERACTIVE, INC., A DELAWARE CORPORATION ("Tenant") for space in the Building located at 2010 Main Street, Irvine, California.

As used in this Workletter, the "Premises" shall be deemed to mean the Premises, as initially defined in the attached Amendment.

1. This Work Letter shall set forth the obligations of Landlord and Tenant with respect to the improvements to be performed in the Premises for Tenant's use. All improvements described in this Work Letter to be constructed in and upon the Premises by Landlord are hereinafter referred to as the "Landlord Work." It is agreed that construction of the Landlord Work will be completed at Tenant's sole cost and expense, subject to the Allowance (as defined below). Landlord shall enter into a direct contract for the Landlord Work with a general contractor selected by Landlord. In addition, Landlord shall have the right to select and/or approve of any subcontractors used in connection with the Landlord Work.

2. Tenant shall be solely responsible for the timely preparation and submission to Landlord of the final architectural, electrical and mechanical construction drawings, plans and specifications (called "Plans") necessary to construct the Landlord Work, which plans shall be subject to approval by Landlord and Landlord's architect and engineers and shall comply with their requirements to avoid aesthetic or other conflicts with the design and function of the balance of the Building. Tenant shall be responsible for all elements of the design of Tenant's plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the Premises and the placement of Tenant's furniture, appliances and equipment), and Landlord's approval of Tenant's plans shall in no event relieve Tenant of the responsibility for such design. If requested by Tenant, Landlord's architect will prepare the Plans necessary for such construction at Tenant's cost. Whether or not the layout and Plans are prepared with the help (in whole or in part) of Landlord's architect, Tenant agrees to remain solely responsible for the timely preparation and submission of the Plans and for all elements of the design of such Plans and for all costs related thereto. Tenant has assured itself by direct communication with the architect and engineers (Landlord's or its own, as the case may be) that the final approved Plans can be delivered to Landlord on or before 10 Business Days following the date of full mutual execution of the Amendment to which this Exhibit is attached (the "Plans Due Date"), provided that Tenant promptly furnishes complete information concerning its requirements to said architect and engineers as and when requested by them. Tenant covenants and agrees to cause said final, approved Plans to be delivered to Landlord on or before said Plans Due Date and to devote such time as may be necessary in consultation with said architect and engineers to enable them to complete and submit the Plans within the required time limit. Time is of the essence in respect of preparation and submission of Plans by Tenant. If the Plans are not fully completed and approved by the Plans Due Date, Tenant shall be responsible for one day of Tenant delay (as defined in the Amendment to which this Exhibit is attached) for each day during the period beginning on the day following the Plans Due Date and ending on the date completed Plans are approved. (The word "architect" as used in this Exhibit shall include an interior designer or space planner.)

3. If Landlord's estimate and/or the actual cost of construction shall exceed the Allowance, Landlord, prior to commencing any construction of Landlord Work, shall submit to Tenant a written estimate setting forth the anticipated cost of the Landlord Work, including but not limited to labor and materials, contractor's fees and permit fees. Within 3 Business Days thereafter, Tenant shall either notify Landlord in writing of its approval of the cost estimate, or specify its objections thereto and any desired changes to the proposed Landlord Work. If Tenant notifies Landlord of such objections and desired changes, Tenant shall work with Landlord to reach a mutually acceptable alternative cost estimate.

4. If Landlord's estimate and/or the actual cost of construction shall exceed the Allowance, if any (such amounts exceeding the Allowance being herein referred to as the "Excess Costs"), Tenant shall pay to Landlord such Excess Costs, plus any applicable state sales or use tax thereon, upon demand. The statements of costs submitted to Landlord by Landlord's contractors shall be conclusive for purposes of determining the actual cost of the items described therein. The amounts payable by Tenant hereunder constitute Rent payable pursuant to the Lease, and the failure to timely pay same constitutes an event of default under the Lease.

5. If Tenant shall request any change, addition or alteration in any of the Plans after approval by Landlord, Landlord shall have such revisions to the drawings prepared, and Tenant shall reimburse Landlord for the cost thereof, plus any applicable state sales or use tax thereon, upon demand. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing of the increased cost which will be chargeable to Tenant by reason of such change, addition or deletion. Tenant, within one Business Day, shall notify Landlord in writing whether it desires to proceed with such change, addition or deletion. In the absence of such written authorization, Landlord shall have the option to continue work on the Premises disregarding the requested change, addition or alteration, or Landlord may elect to discontinue work on the Premises until it receives notice of Tenant's decision, in which event Tenant shall be responsible for any Tenant Delay in completion of the Premises resulting therefrom. If such revisions result in a higher estimate of the cost of construction and/or higher actual construction costs which exceed the Allowance, such increased estimate or costs shall be deemed Excess Costs pursuant to Paragraph 4 hereof and Tenant shall pay such Excess Costs, plus any applicable state sales or use tax thereon, upon demand.

6. Following approval of the Plans and the payment by Tenant of the required portion of the Excess Costs, if any, Landlord shall cause the Landlord Work to be constructed substantially in accordance with the approved Plans. Landlord shall notify Tenant of substantial completion of the Landlord Work.

7. Landlord, provided Tenant is not in default, agrees to provide Tenant with an allowance (the "Allowance") in an amount not to exceed $68,210.00 (i.e., $10.00 per rentable square foot of the Premises) to be applied toward the cost of the Landlord Work in the Premises. If the Allowance shall not be sufficient to complete the Landlord Work, Tenant shall pay the Excess Costs, plus any applicable state sales or use tax thereon, as prescribed in Paragraph 4 above. Any portion of the Allowance which exceeds the cost of the Landlord Work or is otherwise remaining after December 31, 2004, ("Unused Allowance") shall accrue to the sole benefit of Landlord, it being agreed that Tenant shall not be entitled to any credit, offset, abatement or payment with respect thereto. Notwithstanding the foregoing, commencing as of September 1, 2003 and terminating as of May 31, 2004, upon written request of Tenant, Landlord shall to the extent of any Unused Allowance, (a) apply up to $8,526.25 (i.e. $1.25 per rentable square foot of the Premises) of the Unused Allowance against the installments of Monthly Base Rental and Additional Base Rental due under the Lease commencing on September 1, 2003 and (b) apply up to $20,463.00 (i.e. $3.00 per rentable square foot of the Premises) of the Unused Allowance for any costs and expenses incurred by Tenant in connection with the purchase, lease or improvement of any built-in and/or movable furniture, equipment, trade fixtures, phone and data cabling, phone systems and/or signage (collectively, "Equipment Allowance"). Landlord shall disburse the Equipment Allowance, or applicable portion thereof, to Tenant within forty-five (45) days after the Landlord's receipt of paid invoices from Tenant with respect to the Equipment in question. Landlord shall be entitled to deduct from the Allowance a construction management fee for Landlord's oversight of the Landlord Work in an amount equal to 3% of the total cost of the Landlord Work.

8. Tenant acknowledges that the Landlord Work may be performed by Landlord in the Premises during Normal Business Hours subsequent to the Third Extension Date. Landlord and Tenant agree to cooperate with each other in order to enable the Landlord Work to be performed in a timely manner and with as little inconvenience to the operation of Tenant's business as is reasonably possible. Notwithstanding anything herein to the contrary, any delay in the completion of the Landlord Work or inconvenience suffered by Tenant during the performance of the Landlord Work shall not delay the Third Extension Date nor shall it subject Landlord to any liability for any loss or damage resulting therefrom or entitle Tenant to any credit, abatement or adjustment of

      Rent or other sums payable under the Lease.

9. This Exhibit shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

                                 FIFTH AMENDMENT

      THIS FIFTH AMENDMENT ("Amendment") is made as of this 11th day of November 2003, by and between CA-2010 IRVINE LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP, AS BENEFICIARY OF LAND TRUST DATED JUNE 5, 1997 AND KNOWN AS STANLEY M. STEVENS, TRUST NO. 2010 ("Landlord") and RITZ INTERACTIVE, INC., A DELAWARE CORPORATION ("Tenant").

                                    RECITALS:

A. Landlord (as successor by conversion to EOP-2010 Irvine, L.L.C., a Delaware limited liability company, as beneficiary of land trust dated June 5, 1997 and known as Stanley M. Stevens Trust No. 2010) and Tenant (formerly know as Phobo.Com, a Delaware corporation) are parties to that certain lease dated March 5, 1999, which lease has been previously amended by First Amendment to Lease dated February 16, 2000, Second Amendment to Lease and First Amendment to Guaranty dated April 13, 2000, Third Amendment dated October 1, 2001, Fourth Amendment dated February 10, 2003 and Commencement Letters dated April 13, 2000 and June 1, 2000 (collectively, the "Lease"). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 6,821 rentable square feet (the "Premises") described as Suite No. 400 on the 4th floor of the building commonly known as 2010 Main Plaza located at 2010 Main Street, Irvine, California (the "Building").

B. Landlord and Tenant desire to enter into this Amendment for the purpose of adding storage space to the Lease and otherwise supplementing the Lease as hereinafter set forth.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency whereof being acknowledged, Landlord and Tenant agree as follows:

I.    ADDITION OF STORAGE SPACE.

      A. Landlord leases to Tenant and Tenant accepts the space containing approximately 209 square feet described as Storage Cage #22 on the basement floor of the Building, as shown on EXHIBIT A attached hereto (the "Storage Space"), for the term (the "Storage Term") commencing on November 10, 2003 ("Storage Commencement Date") and ending on December 9, 2003 ("Storage Expiration Date"). The Storage Term shall automatically renew for consecutive periods of one (1) month each until terminated by either party with at least 30 days' advance written notice of termination delivered to the other party. Any such termination shall be effective as of the termination date specified in such notice. Notwithstanding anything to the contrary contained herein, if the Lease or Tenant's right to possession of the Premises thereunder terminates prior to the Storage Expiration Date, as same may be extended herein, then the Storage Expiration Date shall be such earlier termination date.

      B. The Storage Space shall be used by Tenant for the storage of equipment, inventory or other non-perishable items normally used in Tenant's business, and for no other purpose whatsoever. Tenant agrees to keep the Storage Space in a neat and orderly fashion and to keep all stored items in cartons, file cabinets or other suitable containers. Landlord shall have the right to designate the location within the Storage Space of any items to be placed therein. All items stored in the Storage Space shall be elevated at least 6 inches above the floor on wooden pallets, and shall be at least 18 inches below the bottom of all sprinklers located in the ceiling of the Storage Space, if any. Tenant shall not store anything in the Storage Space which is unsafe or which otherwise may create a hazardous condition, or which may increase Landlord's insurance rates, or cause a cancellation or modification of Landlord's insurance coverage. Without limitation, Tenant shall not store any flammable, combustible or explosive fluid, chemical or substance nor any perishable food or beverage products, except with Landlord's prior written approval. Landlord reserves the right to adopt and enforce reasonable rules and regulations governing the use of the Storage Space from time to time. Upon expiration or earlier termination of Tenant's rights to the Storage Space, Tenant shall completely vacate and surrender the Storage Space to Landlord in the condition in which it was delivered to Tenant, ordinary wear and tear excepted, broom-clean and empty of all personalty and other items placed therein by or on behalf of Tenant.

      C. Tenant shall pay rent for the Storage Space ("Storage Base Rent") in the sum of $261.25 per month, plus applicable sale and use taxes, each payable in advance on or before the first day of each month of the Storage Term. Any partial month shall be appropriately prorated. All Storage Base Rent shall be payable in the same manner that Base Rental is payable under the Lease.

            All Storage Base Rent shall be payable in the same manner that Base Rental is payable under the Lease.

      D. All terms and provisions of the Lease shall be applicable to the Storage Space, including, without limitation, Article XV (Indemnity and Waiver of Claims) and Article XVI (Tenant's Insurance), except that Landlord need not supply air-cooling, heat, water, janitorial service, cleaning, passenger or freight elevator service, window washing or electricity to the Storage Space and Tenant shall not be entitled to any work allowances, rent credits, expansion rights or renewal rights with respect to the Storage Space unless such concessions or rights are specifically provided for herein with respect to the Storage Space. Landlord shall not be liable for any theft or damage to any items or materials stored in the Storage Space, it being understood that Tenant is using the Storage Space at its own risk. Any default by Tenant under this Storage Space provision remaining uncured for a period extending beyond the expiration of any applicable cure period described in the "default" section of the Lease shall be a default under the Lease, it being agreed that the provisions of the Lease with respect to Tenant defaults shall apply to any default by Tenant hereunder. The Storage Space shall not be included in the determination of Tenant's Pro Rata Share under the Lease nor shall Tenant be required to pay Basic Costs in connection with the Storage Space.

      E. Tenant agrees to accept the Storage Space in its condition and "as-built" configuration existing on the earlier of the date Tenant takes possession of the Storage Space or the Storage Commencement Date.

      F. At any time and from time to time, Landlord shall have the right to relocate the Storage Space to a new location which shall be no smaller than the square footage of the Storage Space. Landlord shall pay the direct, out-of-pocket, reasonable expenses of such relocation.

      G.    Storage Base Rent is deemed Rent under the Lease.

      H. If Tenant assigns the Lease or sublets all or any part of the Premises, Landlord, at its option, may terminate Tenant's rights to the Storage Space effective as of 30 days after notice to Tenant. Additionally, notwithstanding anything set forth in Article XII (Assignment and Subletting) of the Lease to the contrary, Tenant shall not, without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion, assign, sublease, transfer or encumber the Storage Space or grant any license, concession or other right of occupancy or permit the use of the Storage Space by any party other than Tenant.

II.   MISCELLANEOUS.

      A. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

      B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

      C. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

      D. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

      E. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

      F. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Landlord Related Parties") harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "Tenant Related Parties") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

            Equity Office Properties Management Corp. ("EOPMC") is an affiliate of Landlord and represents only the Landlord in this transaction. Any assistance rendered by any agent or employee of EOPMC in connection with this Amendment or any subsequent amendment or modification hereto has been or will be made as an accommodation to Tenant solely in furtherance of consummating the transaction on behalf of Landlord, and not as agent for Tenant.

      G. Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

                         [SIGNATURES ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                       LANDLORD:

                       CA-2010 IRVINE LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP

                       By: EOM   GP,   L.L.C., a   Delaware limited liability
                           company, its general partner

                            By: Equity Office Management, L.L.C., a
                                Delaware limited liability company, its non-
                                member manager

                                By: Robert E. Dezzutti
                                    -----------------------------------
                                Name: Robert E. Dezzutti

                                Title: SENIOR VICE PRESIDENT

                        TENANT:

                        RITZ INTERACTIVE, INC.,A DELAWARE CORPORATION

                        By: /s/ Fred Lerner
                            ----------------------
                        Name: FRED LERNER

                        Title: PRESIDENT & CEO

                                    EXHIBIT A

                      OUTLINE AND LOCATION OF STORAGE SPACE

                  [OUTLINE AND LOCATION OF STORAGE SPACE PLAN]

                                 SIXTH AMENDMENT

THIS SIXTH AMENDMENT (THE "AMENDMENT") is made and entered into as of February 14, 2005 by and between CA-2010 IRVINE LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP ("Landlord") and RITZ INTERACTIVE, INC., A DELAWARE CORPORATION ("Tenant").

                                    RECITALS

A. Landlord (as successor by conversion to EOP-2010 Irvine, L.L.C., a Delaware limited liability company, as beneficiary of land trust dated June 5,1997 and known as Stanley M. Stebens Trust No. 2010) and Tenant (formerly known as Phobo.com, a Delaware corporation) are parties to that certain lease dated March 5, 1999, which lease has been previously amended by First Amendment to Lease dated February 16, 2000, Second Amendment to Lease and First Amendment to Guaranty dated April 13, 2000, Third Amendment dated October 1, 2001, Fourth Amendment dated February 10, 2003 ("Fourth Amendment") and Fifth Amendment dated November 11, 2003 (collectively, the "LEASE"). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 6,821 rentable square feet (the "PREMISES") described as Suite No. 400 on the 4lh floor of the building commonly known as 2010 Main Plaza located at 2010 Main Street, Irvine, California (the "BUILDING").

B. Tenant and Landlord mutually desire that the Lease be amended on and subject to the following terms and conditions.

      NOW, THEREFORE, in consideration of the above recitals which by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. AMENDMENT. Effective as of the date hereof (unless different effective date(s) is/are specifically referenced in this Section), Landlord and Tenant agree that the Lease shall be amended in accordance with the following terms and conditions:

      1.01. Pursuant to the Fourth Amendment, Exhibit A, (Work Letter), paragraph 7 is hereby deleted in its entirety and replaced with the following:

        "7. Landlord, provided Tenant is not in default, agrees to provide Tenant with an allowance (the "Allowance") in an amount not to exceed $68,210.00 (i.e., $10.00 per rentable square foot of the Premises) to be applied toward the cost of the Landlord Work in the Premises. If the Allowance shall not be sufficient to complete the Landlord Work, Tenant shall pay the Excess Costs, plus any applicable state sales or use tax thereon, as prescribed in Paragraph 4 above. If Tenant does not submit a request for payment of the entire Allowance to Landlord in accordance with the provisions contained in this Exhibit between the months of January 1, 2006 and February 28, 2006, ("Unused Allowance") any unused amount shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith. Notwithstanding the foregoing, commencing as of September 1, 2003 and terminating as of May 31, 2004, upon written request of Tenant, Landlord shall to the extent of any Unused Allowance, (a) apply up to $8,526.25 (i.e. $1.25 per rentable square foot of the Premises) of the Unused Allowance against the installments of Monthly Base Rental and Additional Base Rental due under the Lease commencing on September 1, 2003 and (b) apply up to $20,463.00 (i.e. $3.00 per rentable square foot of the Premises) of the Unused Allowance for any costs and expenses incurred by Tenant in connection with the purchase, lease or improvement of any built-in and/or movable furniture, equipment, trade fixtures, phone and data cabling, phone systems and/or signage (collectively, "Equipment Allowance"). Landlord shall disburse the Equipment Allowance, or applicable portion thereof, to Tenant within forty-five (45) days after the Landlord's receipt of paid invoices from Tenant with respect to the Equipment in question. Landlord shall be entitled to deduct from the Allowance a construction management fee for

               Landlord's oversight of the Landlord Work in an amount equal to 3% of the total cost of the Landlord Work. Except as modified herein, the terms of Exhibit A shall remain in full force and effect."

2.    MISCELLANEOUS.

      2.01. This Amendment and the attached exhibits, which are hereby incorporated into and made a part of this Amendment, set forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment. Tenant agrees that neither Tenant nor its agents or any other parties acting on behalf of Tenant shall disclose any matters set forth in this Amendment or disseminate or distribute any information concerning the terms, details or conditions hereof to any person, firm or entity without obtaining the express written consent of Landlord.

      2.02. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

      2.03. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

      2.04. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

      2.05. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

      2.06. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "LANDLORD RELATED PARTIES") harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "TENANT RELATED PARTIES") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

            Equity Office Properties Management Corp. ("EOPMC") is an affiliate of Landlord and represents only the Landlord in this transaction. Any assistance rendered by any agent or employee of EOPMC in connection with this Amendment or any subsequent amendment or modification hereto has been or will be made as an accommodation to Tenant solely in furtherance of consummating the transaction on behalf of Landlord, and not as agent for Tenant.

      2.07. Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

                       [SIGNATURES ARE ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

                     LANDLORD:

                     CA-2010 IRVINE LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP

                     By: EOM GP, L.L.C.,   a   Delaware  limited liability
                         company, its general partner

                         By: Equity Office Management, L.L.C., a
                             Delaware limited liability company, its non-
                             member manager

                             By: /s/ Frank R. Campbell
                                 -------------------------
                             Name: Frank R. Campbell
                             Title: Vice President

                     TENANT:

                     RITZ INTERACTIVE, A DELAWARE CORPORATION

                     By: /s/ Fred H. Lerner
                         -----------------------
                     Name: Fred H. Lerner
                     Title: President

                                SEVENTH AMENDMENT

                           (STORAGE SPACE SUPPLEMENT)

THIS SEVENTH AMENDMENT (the "AMENDMENT") is made and entered into as of 1/15, 2005, by and between CA-2010 IRVINE LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP ("Landlord") and RITZ INTERACTIVE, INC., A DELAWARE CORPORATION ("Tenant").

                                    RECITALS:

A. Landlord (as successor by conversion to EOP-2010 Irvine, L.L.C., a Delaware limited liability company, as beneficiary of land trust dated June 5, 1997 and known as Stanley M. Stebens Trust No. 2010) and Tenant (formerly known as Phobo.com, a Delaware corporation) are parties to that certain lease dated March 5, 1999, which lease has been previously amended by First Amendment to Lease dated February 16, 2000, Second Amendment to Lease and First Amendment to Guaranty dated April 13, 2000, Third Amendment dated October 1, 2001, Fourth Amendment dated February 10, 2003 ("Fourth Amendment"), Fifth Amendment dated November 11, 2003 and Sixth Amendment dated _______________(collectively, the "LEASE"). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 6,821 rentable square feet (the "PREMISES") described as Suite No. 400 on the 4th floor of the building commonly known as 2010 Main Plaza located at 2010 Main Street, Irvine, California (the "BUILDING").

B. Landlord and Tenant desire to enter into this Amendment for the purpose of adding storage space to the Lease and otherwise supplementing the Lease as hereinafter set forth.

      NOW, THEREFORE, in consideration of the above recitals which by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.    ADDITION OF STORAGE SPACE.

      1.01. Landlord leases to Tenant and Tenant accepts the spaces comprised of bins (i) 288 rentable square feet ("STORAGE SPACE #11") and (ii) 219 rentable square feet ("STORAGE SPACE #9") on the basement floor of the Building, as shown on EXHIBIT A attached hereto (collectively, the "STORAGE SPACES"), for the term (the "STORAGE TERM") commencing January 15, 2005 ("STORAGE SPACES COMMENCEMENT DATE") and ending one month February 14, 2005 ("STORAGE SPACES EXPIRATION DATE"). The Storage Term shall automatically renew for consecutive periods of one month each until terminated by either party with at least 30 days' advance written notice of termination delivered to the other party. Any such termination shall be effective as of the termination date specified in such notice. Notwithstanding anything to the contrary contained herein, if the Lease or Tenant's right to possession of the Premises thereunder terminates prior to the Storage Expiration Date, as same may be extended herein, then the Storage Expiration Date shall be such earlier termination date.

      1.02. The Storage Spaces shall be used by Tenant for the storage of equipment, inventory or other non-perishable items normally used in Tenant's business, and for no other purpose whatsoever. Tenant agrees to keep the Storage Space in a neat and orderly fashion and to keep all stored items in cartons, file cabinets or other suitable containers. Landlord shall have the right to designate the location within the Storage Space of any items to be placed therein. All items stored in the Storage Space shall be elevated at least 6 inches above the floor on wooden pallets, and shall be at least 18 inches below the bottom of all sprinklers located in the ceiling of the Storage Spaces, if any. Tenant shall not store anything in the Storage Spaces which is unsafe or which otherwise may create a hazardous condition, or which may increase Landlord's insurance rates, or cause a cancellation or modification of Landlord's insurance coverage. Without limitation, Tenant shall not store any flammable, combustible or explosive fluid, chemical or substance nor any perishable food or beverage products, except with Landlord's prior written approval. Landlord reserves the right to adopt and enforce reasonable rules and regulations governing the use of the Storage Spaces from time to time.

            Upon expiration or earlier termination of Tenant's rights to the Storage Spaces, Tenant shall completely vacate and surrender the Storage Spaces to Landlord in the condition in which it was delivered to Tenant, ordinary wear and tear excepted, broom-clean and empty of all personalty and other items placed therein by or on behalf of Tenant.

      1.03. Tenant shall pay rent for the Storage Space #11 ("STORAGE SPACE #11 BASE RENT") in the sum of $360.00 and Storage Space #9 in the sum of $273.75 ("STORAGE SPACE #9 BASE RENT"), plus applicable sale and use taxes, each payable in advance on or before the first day of each month of the Storage Term. Any partial month shall be appropriately prorated. All Storage Space #5 Base Rent and Storage Space #9 Base Rent shall be payable in the same manner that Base Rent is payable under the Lease.

      1.04. All terms and provisions of the Lease shall be applicable to the Storage Spaces, including, without limitation, Article XV (Indemnity and Waiver of Claims) and Article XVI (Tenant's Insurance), except that Landlord need not supply air-cooling, heat, water, janitorial service, cleaning, passenger or freight elevator service, window washing or electricity to the Storage Spaces and Tenant shall not be entitled to any work allowances, rent credits, expansion rights or renewal rights with respect to the Storage Spaces unless such concessions or rights are specifically provided for herein with respect to the Storage Spaces. Landlord shall not be liable for any theft or damage to any items or materials stored in the Storage Spaces, it being understood that Tenant is using the Storage Spaces at its own risk. Any default by Tenant under this Storage Spaces provision remaining uncured for a period extending beyond the expiration of any applicable cure period described in the "default" section of the Lease shall be a default under the Lease, it being agreed that the provisions of the Lease with respect to Tenant defaults shall apply to any default by Tenant hereunder. The Storage Spaces shall not be included in the determination of Tenant's Pro Rata Share under the Lease nor shall Tenant be required to pay Expenses in connection with the Storage Spaces.

      1.05. Tenant agrees to accept the Storage Spaces in its condition and "as-built" configuration existing on the earlier of the date Tenant takes possession of the Storage Spaces or the Storage Spaces Commencement Date.

      1.06. At any time and from time to time, Landlord shall have the right to relocate the Storage Spaces to a new location which shall be no smaller than the square footage of the Storage Spaces. Landlord shall pay the direct, out-of-pocket, reasonable expenses of such relocation.

      1.07. Storage Space #5 and #9 Base Rent is deemed Rent under the Lease.

      1.08. If Tenant assigns the Lease or sublets all or any part of the Premises, Landlord, at its option, may terminate Tenant's rights to the Storage Spaces effective as of 30 days after notice to Tenant. Additionally, notwithstanding anything set forth in Section 11 of the Lease to the contrary, Tenant shall not, without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion, assign, sublease, transfer or encumber the Storage Spaces or grant any license, concession or other right of occupancy or permit the use of the Storage Spaces by any party other than Tenant.

2.    MISCELLANEOUS.

      2.01. This Amendment and the attached exhibits, which are hereby incorporated into and made a part of this Amendment, set forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment. Tenant agrees that neither Tenant nor its agents or any other parties acting on behalf of Tenant shall disclose any matters set forth in this Amendment or disseminate or distribute any information concerning the terms, details or conditions hereof to any person, firm or entity without obtaining the express written consent of Landlord.

      2.02. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

      2.03. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

      2.04. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

      2.05. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

      2.06. Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "LANDLORD RELATED PARTIES") harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "TENANT RELATED PARTIES") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

            Equity Office Properties Management Corp. ("EOPMC") is an affiliate of Landlord and represents only the Landlord in this transaction. Any assistance rendered by any agent or employee of EOPMC in connection with this Amendment or any subsequent amendment or modification hereto has been or will be made as an accommodation to Tenant solely in furtherance of consummating the transaction on behalf of Landlord, and not as agent for Tenant.

      2.07. Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

                         [SIGNATURES ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                     LANDLORD:

                     CA-2010 IRVINE LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP

                          By: EOM GP, L.L.C., a Delaware limited liability
                              company, its general partner

                              By: Equity Office Management, L.L.C., a
                                  Delaware limited liability company, its non-
                                  member manager

                                   By: /s/ Frank R. Campbell
                                       -----------------------
                                   Name: Frank R. Campbell
                                   Title: Vice President

                     TENANT:

                     RITZ INTERACTIVE, INC., A DELAWARE CORPORATION

                     By: /s/ Fred H. Lerner
                         -----------------------
                     Name: Fred H. Lerner
                     Title: President & CEO

                                    EXHIBIT A

                     OUTLINE AND LOCATION OF STORAGE SPACE

                  [OUTLINE AND LOCATION OF STORAGE SPACE PLAN]

                                EIGHTH AMENDMENT

      THIS EIGHTH AMENDMENT (the "AMENDMENT") is made and entered into as of August 23, 2005, by and between CA-2010 IRVINE LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP ("LANDLORD") and RITZ INTERACTIVE, INC., A DELAWARE CORPORATION ("TENANT").

                                    RECITALS

A. Landlord (as successor by conversion to EOP-2010 Irvine, L.L.C., a Delaware limited liability company, as beneficiary of land trust dated June 5, 1997 and known as Stanley M. Stevens Trust No. 2010) and Tenant (formerly known as Phobo.com, a Delaware corporation) are parties to that certain lease dated March 5, 1999, which lease has been previously amended by First Amendment to Lease dated February 16, 2000, Second Amendment to Lease and First Amendment to Guaranty dated April 13, 2000, Third Amendment dated October 1, 2001, Fourth Amendment dated February 10, 2003 ("Fourth Amendment"), Fifth Amendment dated November 11, 2003, Sixth Amendment dated February 14, 2005 ("Sixth Amendment") and Seventh Amendment dated January 15, 2005 (collectively, the "LEASE"). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 6,821 rentable square feet (the "ORIGINAL PREMISES") described as Suite No. 400 on the 4th floor of the building commonly known as 2010 Main Plaza located at 2010 Main Street, Irvine, California (the "BUILDING").

B. Tenant has requested that additional space containing approximately 2,536 rentable square feet described as Suite No. 410 on the 4th floor of the Building shown on EXHIBIT A hereto (the "SUITE 410 EXPANSION SPACE") be added to the Original Premises and that the Lease be appropriately amended and Landlord is willing to do the same on the following terms and conditions.

      NOW, THEREFORE, in consideration of the above recitals which by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.    SUITE 410 EXPANSION AND EFFECTIVE DATE.

      1.01. Effective as of June 15, 2006 (the "SUITE 410 EXPANSION EFFECTIVE DATE"), the Premises, as defined in the Lease, is increased from 6,821 rentable square feet on the 4th floor to 9,357 rentable square feet on the 4th floor by the addition of the Suite 410 Expansion Space, and from and after the Suite 410 Expansion Effective Date, the Original Premises and the Suite 410 Expansion Space, collectively, shall be deemed the Premises, as defined in the Lease. The Lease Term for the Suite 410 Expansion Space shall commence on the Suite 410 Expansion Effective Date and end on the Third Extended Termination Date (i.e., July 31, 2008). The Suite 410 Expansion Space is subject to all the terms and conditions of the Lease except as expressly modified herein and except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions granted with respect to the Original Premises unless such concessions are expressly provided for herein with respect to the Suite 410 Expansion Space.

      1.02. Tenant is currently in possession of the Suite 410 Expansion Space, as subtenant, pursuant to the terms of a certain sublease agreement (the "Sublease") between Tenant, as subtenant, and PEOPLESOFT USA, INC., a Delaware corporation (the "Sublandlord"), as sublandlord, which sublease agreement, and the underlying primary tease between Landlord and Sublandlord, are scheduled to expire, by their respective terms, as of the day immediately preceding the Suite 410 Expansion Effective Date described above. Accordingly, Tenant agrees that the Suite 410 Expansion Space is in good order and satisfactory condition.

2. BASE RENTAL. In addition to Tenant's obligation to pay Base Rental for the Original Premises, Tenant shall pay Landlord Base Rental for the Suite 410 Expansion Space as follows:

                             ANNUAL RATE PER
MONTHS OF TERM OR PERIOD       SQUARE FOOT        MONTHLY BASE RENTAL
------------------------     ---------------      -------------------
     6/15/06-6/14/07             $31.80                $6,720.40
     6/15/07-7/31/08             $32.40                $6,847.20

      All such Base Rental shall be payable by Tenant in accordance with the terms of the Lease.

3. ADDITIONAL SECURITY DEPOSIT. Upon Tenant's execution hereof, Tenant shall pay Landlord the sum of $4,330.91 which is added to and becomes part of the Security Deposit held by Landlord as provided under Article VI of the Lease as security for payment of Rent and the performance of the other terms and conditions of the Lease by Tenant. Accordingly, simultaneous with the execution hereof, the Security Deposit is increased from $23,459.38 to $27,790.29. Tenant hereby waives any and all rights under and benefits of Section 1950.7 of the California Civil Code, or any similar or successor Laws now or hereinafter in effect.

4. TENANT'S PRO RATA SHARE. For the period commencing with the Suite 410 Expansion Effective Date and ending on the Third Extended Termination Date, Tenant's Pro Rata Share for the Suite 410 Expansion Space is 0.9029%.

5. BASIC COSTS. For the period commencing with the Suite 410 Expansion Effective Date and ending on the Third Extended Termination Date, Tenant shall pay for Tenant's Pro Rata Share of Basic Costs applicable to the Suite 410 Expansion Space in accordance with the terms of the Lease, provided, however, during such period, the Base Year for the computation of Tenant's Pro Rata Share of Basic Costs applicable to the Suite 410 Expansion Space is 2006.

6.    IMPROVEMENTS TO SUITE 410 EXPANSION SPACE.

      6.01. CONDITION OF SUITE 410 EXPANSION SPACE. Tenant has inspected the Suite 410 Expansion Space and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements.

      6.02. RESPONSIBILITY FOR IMPROVEMENTS TO EXPANSION SPACE. Any construction, alterations or improvements to the Suite 410 Expansion Space shall be performed by Tenant at its sole cost and expense using contractors selected by Tenant and approved by Landlord and shall be governed in all respects by the terms of the Lease. In any and all events, the Suite 410 Expansion Effective Date shall not be postponed or delayed if the initial improvements to the Suite 410 Expansion Space are incomplete on the Suite 410 Expansion Effective Date for any reason whatsoever. Any delay in the completion of initial improvements to the Expansion Space shall not subject Landlord to any liability for any loss or damage resulting therefrom.

7. EARLY ACCESS TO SUITE 410 EXPANSION SPACE. Tenant is currently in possession of the Suite 410 Expansion Space, as subtenant, pursuant to the terms of a certain sublease agreement (the "Sublease") between Tenant, as subtenant, and PEOPLESOFT USA, INC., a Delaware corporation (the "Sublandlord"), as sublandlord, which sublease agreement, and the underlying primary lease between Landlord and Sublandlord, are scheduled to expire, by their respective terms, as of the day immediately preceding the Suite 410 Expansion Effective Date described in this Amendment. Accordingly, subject to terms of Section 6.01 above, the Suite 410 Expansion Space is accepted by Tenant in "as is" condition and configuration and that the Suite 410 Expansion Space is in good order and satisfactory condition.

8. OTHER PERTINENT PROVISIONS. Landlord and Tenant agree that, effective as of the date of this Amendment (unless different effective date(s) is/are specifically referenced in this Section), the Lease shall be amended in the following additional respects:

      8.01. PARKING. Effective as of the Suite 410 Expansion Effective and ending on the Third Extended Termination Date, and subject to the terms and conditions of the

            Lease as amended hereby, Exhibit F of the Lease, as amended, shall be further amended to reflect that Tenant agrees to lease from Landlord and Landlord agrees to lease to Tenant, a minimum of 5, but no more than 10, unreserved parking spaces (collectively, the "Suite 410 Parking Spaces") in the Building parking facilities, for use by Tenant and/or its employees applicable to the Suite 410 Expansion Space. Tenant shall pay to Landlord the prevailing market charges for the Suite 410 Parking Spaces. Notwithstanding the foregoing, upon Tenant's written request and subject to Landlord's availability, Tenant may request additional parking spaces during the Third Extended Term. Tenant shall pay to Landlord the then prevailing charges for the additional unreserved parking spaces and reserved parking spaces. The use of such Suite 410 Parking Spaces shall otherwise be in accordance with the terms of the Lease, including, without limitation, the terms of the Parking Agreement attached to the Lease as Exhibit F.

      8.02. RENEWAL OPTION. Effective as of the Suite 410 Expansion Effective Date, the Renewal Option set forth in Section VI.A of the Fourth Amendment shall apply to the Suite 410 Expansion Space.

      8.03. LANDLORD'S NOTICE ADDRESS. Effective as of the date hereof, Landlord's Notice Address shall be as follows:

            CA-2010 Irvine Limited Partnership
            c/o Equity Office Management, L.L.C.
            2010 Main Street
            Suite #1250
            Irvine, CA 92614
            Attn: Property Manager

            A copy of any notices to Landlord shall be sent to Equity Office, One Market, 600 Spear Tower, San Francisco, CA 94105, Attn: Los Angeles Regional Counsel.

      8.04. REMAINING ALLOWANCE. Landlord and Tenant acknowledge and agree that, pursuant to Paragraph 7 of Exhibit A (Work Letter) of the Fourth Amendment (as amended by the Sixth Amendment), Tenant was entitled to an allowance equal to $68,210.00 (the "Allowance"). Landlord and Tenant further acknowledge and agree that Tenant has not used the full amount of the Allowance and the sum of $39,220.75 (the "Remaining Allowance") remains as of the date hereof. Accordingly, provided Tenant is not in default and subject to Article X.B. of the Lease, Tenant may apply the Remaining Allowance towards improvements to the Suite 410 Expansion Space. Notwithstanding anything in the Lease, as amended, if Tenant does not submit a request for payment of the entire Allowance or the Remaining Allowance to Landlord between the months of January 1, 2006 and February 28, 2006, any unused amount shall accrue to the sole benefit of Landlord, it being agreed that Tenant shall not be entitled to any credit, offset, abatement or payment with respect thereto.

9.    MISCELLANEOUS.

      9.01. This Amendment and the attached exhibits, which are hereby incorporated into and made a part of this Amendment, set forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment. Tenant agrees that neither Tenant nor its agents or any other parties acting on behalf of Tenant shall disclose any matters set, forth in this Amendment or disseminate or distribute any information concerning the terms, details or conditions hereof to any person, firm or entity without obtaining the express written consent of Landlord.

      9.02. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

      9.03. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

      9.04. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

      9.05. The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

      9.06. Tenant hereby represents to Landlord that Tenant has dealt with no broker other than Studley Inc. in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "LANDLORD RELATED PARTIES") harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "TENANT RELATED PARTIES") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

            Equity Office Properties Management Corp. ("EOPMC") is an affiliate of Landlord and represents only the Landlord in this transaction. Any assistance rendered by any agent or employee of EOPMC in connection with this Amendment or any subsequent amendment or modification hereto has been or will be made as an accommodation to Tenant solely in furtherance of consummating the transaction on behalf of Landlord, and not as agent for Tenant.

      9.07. Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

      9.08. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932, Sections 1941 and 1942 (Repairs and Alterations), 1932(2) and 1933(4) (Casualty), and 1950.7 (Security Deposit) of the California Civil Code, and Section 1265.130 (Condemnation) of the California Code of Civil Procedure, or any similar or successor Laws now or hereinafter in effect.

                       [SIGNATURES ARE ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

                              LANDLORD:

                              CA-2010 IRVINE LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP

                              By:  EOM GP, L.L.C., a Delaware limited
                                   liability company, its general partner

                                   By:  Equity Office Management, L.L.C., a
                                        Delaware limited liability company, its
                                        non-member manager

                                        By: /s/ Mark Valentine
                                           -------------------------------------

                                        Name: Mark Valentine

                                        Title: Managing Director - Leasing

                              TENANT:

                              RITZ INTERACTIVE, INC., A DELAWARE CORPORATION

                              By: /s/ Fred Lerner
                                 -------------------------------

                              Name: FRED LERNER

                              Title: CEO

                                    EXHIBIT A

                OUTLINE AND LOCATION OF SUITE 410 EXPANSION SPACE

                                  [FLOOR PLAN]

                                       6